SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED OCTOBER 26, 2005

--------------------------------------------------------------------------------

                           $316,989,000 (Approximate)

                               [FIELDSTONE LOGO]

                             INVESTMENT CORPORATION

               FIELDSTONE MORTGAGE INVESTMENT TRUST, SERIES 2005-3

                   FIELDSTONE MORTGAGE INVESTMENT CORPORATION
                                    Depositor

                        FIELDSTONE INVESTMENT CORPORATION
                                     Seller

                             WELLS FARGO BANK, N.A.
               Trust Administrator, Master Servicer and Custodian

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                  Sub-Servicer

                                October 26, 2005

--------------------------------------------------------------------------------

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Computational Materials Disclaimer

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please contact the CSFB Syndicate Desk at (212) 325-8549 for additional information.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Corp., Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Fieldstone Mortgage Investment Corp., Series 2005-3

$316,989,000 (Approximate)
Subject to Revision

                                                          Payment
                                         WAL (yrs)        Window
            Approx                       (Call(2) /     (Call(2) /     Payment
Class     Size ($)(1)       Coupon       Maturity)       Maturity)      Delay
------------------------------------------------------------------------------
  1-A   $  316,989,000  LIBOR + [ ](3)  2.07 / 2.26  1 - 74 / 1 - 176     0
------------------------------------------------------------------------------
 2-A1   $  294,358,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
 2-A2   $  262,801,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
 2-A3   $   15,000,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
   M1   $   44,283,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
   M2   $   41,369,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
   M3   $   27,968,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
   M4   $   19,811,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
   M5   $   19,228,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
   M6   $   18,645,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
   M7   $   18,645,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
   M8   $   15,149,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
   M9   $   12,819,000  LIBOR + [ ](3)      Information Not Provided Hereby
------------------------------------------------------------------------------
  M10   $   20,976,000    [5.00]%(3)        Information Not Provided Hereby
------------------------------------------------------------------------------
  M11   $   11,653,000    [5.00]%(3)        Information Not Provided Hereby
------------------------------------------------------------------------------
  M12   $    8,740,000    [5.00]%(3)        Information Not Provided Hereby
------------------------------------------------------------------------------
  M13   $    7,575,000    [5.00]%(3)        Information Not Provided Hereby
------------------------------------------------------------------------------
Total:  $1,156,009,000
==============================================================================

                                                  Expected
                      Expected      Stated         Ratings
         Interest      Final        Final     (Moody's / S&P /
Class     Accrual   Maturity(2)  Maturity(4)       Fitch)
--------------------------------------------------------------
  1-A   Actual/360   1/25/2012     2/1/2036     Aaa/AAA/AAA
--------------------------------------------------------------
 2-A1      Information Not Provided Hereby      Aaa/AAA/AAA
--------------------------------------------------------------
 2-A2      Information Not Provided Hereby      Aaa/AAA/AAA
--------------------------------------------------------------
 2-A3      Information Not Provided Hereby      Aaa/AAA/AAA
--------------------------------------------------------------
   M1      Information Not Provided Hereby      Aa1/AA+/AA+
--------------------------------------------------------------
   M2      Information Not Provided Hereby       Aa2/AA+/AA
--------------------------------------------------------------
   M3      Information Not Provided Hereby      Aa3/AA+/AA-
--------------------------------------------------------------
   M4      Information Not Provided Hereby       A1/AA+/A+
--------------------------------------------------------------
   M5      Information Not Provided Hereby        A2/AA/A
--------------------------------------------------------------
   M6      Information Not Provided Hereby        A3/AA/A-
--------------------------------------------------------------
   M7      Information Not Provided Hereby      Baa1/A+/BBB+
--------------------------------------------------------------
   M8      Information Not Provided Hereby      Baa2/A+/BBB
--------------------------------------------------------------
   M9      Information Not Provided Hereby      Baa3/A/BBB-
--------------------------------------------------------------
  M10      Information Not Provided Hereby        NR/A-/NR
--------------------------------------------------------------
  M11      Information Not Provided Hereby       NR/BBB+/NR
--------------------------------------------------------------
  M12      Information Not Provided Hereby       NR/BBB/NR
--------------------------------------------------------------
  M13      Information Not Provided Hereby       NR/BBB-/NR
--------------------------------------------------------------
Total:
==============================================================

(1)  Subject to a permitted variance of [+/- 5%].

(2) The Notes will be priced assuming 100% of the Prepayment Assumption to the 10% cleanup call. 100% of the Prepayment Assumption assumes, for the fixed rate mortgage loans, 20% HEP, and for the adjustable rate mortgage loans, 8% CPR for the first month and an additional 2% each month until reaching 30% CPR in month 12 and remaining constant through month 22, remaining constant at 55% CPR for months 23 through 27 and then remaining constant at 35% CPR for month 28 and thereafter. The CPR will be capped at a maximum of 95% for the adjustable rate mortgage loans.

(3) On and after the Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans as of the beginning of the related Due Period is less than 20% of the sum of (i) the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date and (ii) the initial Pre-Funding Amount (the "Cut-off Date Pool Balance"), Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the Trust. If Fieldstone Servicing Corp. has not exercised the optional termination right on the first Payment Date on which the aggregate unpaid balance of the Mortgage Loans as of the beginning of the related Due Period is less than 10% of the Cut-off Date Pool Balance, then on the following and each subsequent Payment Date, the margins for the Class A Notes will double, the margins for the Subordinate Notes, excluding the Class M10, Class M11, Class M12 and Class M13 Notes, will be multiplied by 1.5 and the coupon for the Class M10, Class M11, Class M12 and Class M13 Notes will increase by 0.50%. The interest rate on each of the Notes, excluding the Class M10, Class M11, Class M12 and Class M13 Notes, is subject to a cap equal to the lesser of (i) the Available Funds Rate and (ii) the Fixed Rate Cap and the interest rate on the Class M10, Class M11, Class M12 and Class M13 Notes is subject to a cap equal to the Available Funds Rate.

(4) Assumes the Payment Date following the latest possible maturity date of any Mortgage Loan assuming a Subsequent Mortgage Loan having a maturity date of January 2036.


CREDIT | FIRST                                                                 3
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Summary of Terms

Title of the Notes               Fieldstone Mortgage Investment Trust, Series
                                 2005-3, consisting of:

                                 Class 1-A Notes (the "Group 1 Senior Notes") and Class 2-A1 Notes, Class 2-A2 Notes and
                                 Class 2-A3 Notes (the "Group 2 Senior Notes" and together with the Group 1 Senior Notes, the "Class A Notes")

                                 Class M1, Class M2, Class M3, Class M4, Class
                                 M5, Class M6, Class M7, Class M8, Class M9,
                                 Class M10, Class M11, Class M12 and Class M13
                                 Notes (collectively, the "Class M Notes" or the
                                 "Subordinate Notes").

                                 Collectively, the Class A Notes and the Class M
                                 Notes are referred to as the "Notes".

Lead-Underwriter                 Credit Suisse First Boston LLC

Co-Underwriters                  Bear, Stearns & Co. Inc., Lehman Brothers Inc.
                                 and Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

Issuer                           Fieldstone Mortgage Investment Trust, Series
                                 2005-3

Depositor                        Fieldstone Mortgage Investment Corporation

Seller                           Fieldstone Investment Corporation

Master Servicer, Custodian and   Wells Fargo Bank, N.A.
Trust Administrator

Servicer Fieldstone Servicing Corp., a wholly-owned subsidiary of Fieldstone Investment Corporation

Sub-Servicer                     JPMorgan Chase Bank, National Association
                                 ("Chase"). Chase has a subprime mortgage
                                 servicer rating of "Strong" from S&P, SQ1 from
                                 Moody's and RPS1 from Fitch, the highest rating
                                 category from S&P,Moody's and Fitch. As
                                 Sub-Servicer, Chase will perform all acts of
                                 primary servicing in respect of the Mortgage
                                 Loans.

Indenture Trustee                HSBC Bank USA, National Association

Owner Trustee                    U.S. Bank Trust National Association

Ratings                          Moody's Investor Services, Inc. ("Moody's"),
                                 Standard and Poor's Rating Services, Inc.
                                 ("S&P"), and Fitch Ratings ("Fitch").

Expected Pricing Date            On or about October [28], 2005

Expected Closing Date            November [23], 2005

Cut-off Date                     November 1, 2005

Payment Dates                    Payment of principal and interest on the Notes
                                 will be made on the 25th day of each month or,
                                 if such day is not a business day, on the first
                                 business day thereafter, commencing in December
                                 2005. The first Payment Date will be December
                                 27, 2005.


CREDIT | FIRST                                                                 4
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Delay Days                       The Notes, excluding the Class M10, Class M11,
                                 Class M12 and Class M13 Notes, will have 0 days
                                 delay. The Class M10, Class M11, Class M12 and
                                 Class M13 Notes will have 24 days delay.

Day Count                        The Notes, excluding the Class M10, Class M11,
                                 Class M12 and Class M13 Notes, will accrue
                                 interest on an Actual/360 basis. The Class M10,
                                 Class M11, Class M12 and Class M13 Notes will
                                 accrue interest on a 30/360 basis.

Denominations                    Minimum $100,000; increments $1 in excess
                                 thereof for the Notes.

Accrued Interest                 The Notes, excluding the Class M10, Class M11,
                                 Class M12 and Class M13 Notes, will settle
                                 flat. The Class M10, Class M11, Class M12 and
                                 Class M13 Notes will settle with accrued
                                 interest.

Accrual Period                   The "Accrual Period" with respect to the Notes,
                                 except for the Class M10, Class M11, Class M12
                                 and Class M13 Notes, is the period from and
                                 including the preceding Payment Date (or from
                                 the Closing Date in the case of the first
                                 Payment Date) to and including the day prior to
                                 such Payment Date. The Accrual Period for the
                                 Class M10, Class M11, Class M12 and Class M13
                                 Notes for each Payment Date will be the
                                 calendar month immediately preceding the month
                                 in which the Payment Date occurs.

Due Period                       The period from the 2nd day of the immediately
                                 preceding calendar month through the 1st day of
                                 the current calendar month.

Registration                     The Notes will be available in book-entry form
                                 through DTC and upon request through
                                 Clearstream, Luxembourg and the Euroclear
                                 System.

Federal Tax Status               The offered Notes are anticipated to be treated
                                 as debt, for Federal income tax purposes, and
                                 an opinion will be delivered to that effect
                                 from counsel to the Depositor.

ERISA Eligibility                The offered Notes are expected to be ERISA
                                 eligible, subject to limitations set forth in
                                 the final prospectus supplement.

SMMEA Eligibility                The Notes are not expected to be SMMEA
                                 eligible.


CREDIT | FIRST                                                                 5
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Initial Mortgage Loans           As of November 1, 2005, the mortgage pool
                                 consists of 4,402 fully amortizing and balloon
                                 fixed rate and adjustable rate mortgage loans
                                 with an aggregate principal balance of
                                 approximately $875,331,945, and secured by
                                 first and second liens on primarily 1 - 4
                                 family properties. On the Closing Date, these
                                 mortgage loans will be delivered to the trust
                                 (the "Initial Mortgage Loans"). Approximately
                                 81.92% of the Initial Mortgage Loans are
                                 subject to prepayment penalties and
                                 approximately 61.22% of the Initial Mortgage
                                 Loans require borrower payments of interest
                                 only during their first 5 years.

                                 The mortgage pool will be divided into two groups referred to as Group 1 and Group 2.
                                 Group 1 will consist of fixed rate and
                                 adjustable rate mortgage loans (the "Group 1
                                 Mortgage Loans") that had principal balances at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property
                                 (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or
                                 $269,773.50 if the property is located in Hawaii or Alaska). Group 2 will consist of fixed rate and adjustable rate mortgage loans
                                 (the "Group 2 Mortgage Loans") that had
                                 principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1.

                                 For collateral statistics please see the "Collateral Summary" herein.

Subsequent Mortgage Loans        After the Closing Date, in addition to the
                                 Initial Mortgage Loans, approximately
                                 $290,000,000 of subsequent mortgage loans will
                                 be added to the trust, consisting of
                                 approximately (i) $103,387,449 of conforming
                                 balance mortgage loans (the "Subsequent Group 1
                                 Mortgage Loans") and (ii) approximately
                                 $186,612,551 of conforming balance and
                                 non-conforming balance mortgage loans (the
                                 "Subsequent Group 2 Mortgage Loans"). The
                                 Subsequent Group 1 Mortgage Loans and the
                                 Subsequent Group 2 Mortgage Loans are
                                 collectively referred to herein as the
                                 "Subsequent Mortgage Loans." The Initial
                                 Mortgage Loans and the Subsequent Mortgage
                                 Loans are collectively referred to herein as
                                 the "Mortgage Loans".

Pre-Funding Account              On the Closing Date, a deposit of approximately
                                 $290,000,000 (the "Pre-Funding Amount") will be
                                 made to an account (the "Pre-Funding Account").
                                 Approximately $103,387,449 will be used to
                                 purchase Subsequent Group 1 Mortgage Loans and
                                 $186,612,551 will be used to purchase
                                 Subsequent Group 2 Mortgage Loans. During the
                                 period from the Closing Date to February 22,
                                 2006 (the "Pre-Funding Period"), the
                                 Pre-Funding Amount will be used to purchase
                                 Subsequent Mortgage Loans having similar
                                 characteristics as the Initial Mortgage Loans.

Cut-off Date Pool Balance        The aggregate unpaid principal balance of the
                                 Mortgage Loans as of the Cut-off Date and the
                                 initial Pre-Funding Amount. This Cut-off Date
                                 Pool Balance will be approximately
                                 $1,165,331,945.

Repurchase or Substitution of    The Servicer shall have the option at any time
Mortgage Loans                   to purchase any delinquent Mortgage Loan or
                                 substitute an eligible Substitute Mortgage Loan
                                 for any delinquent Mortgage Loan as defined in
                                 the Transfer and Servicing Agreement.

                                 In addition, in connection with its management of the liquidation of defaulted Mortgage Loans, the Servicer will have sole discretion, subject to the terms of the Transfer and Servicing
                                 Agreement, to sell delinquent Mortgage Loans;
                                 provided, however, that the Servicer shall not take any action that is inconsistent with or prejudices the interest of the noteholders in any Mortgage Loan or the rights and interest of the Depositor, the Indenture Trustee, the Master Servicer, the Trust Administrator and the noteholders.


CREDIT | FIRST                                                                 6
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Total Deal Size                  Approximately $1,156,009,000.

Optional Termination             On and after the first Payment Date on which
                                 the aggregate unpaid principal balance of the
                                 Mortgage Loans (the "Pool Balance") as of the
                                 beginning of the related Due Period is less
                                 than 20% of the Cut-off Date Pool Balance,
                                 Fieldstone Servicing Corp., as owner of the
                                 servicing rights, will have the option to
                                 purchase the remaining Mortgage Loans from the
                                 Trust. If Fieldstone Servicing Corp. has not
                                 exercised its optional termination right on the
                                 first Payment Date on which the aggregate
                                 unpaid balance of the Mortgage Loans as of the
                                 beginning of the related Due Period is less
                                 than 10% of the Cut-off Date Pool Balance, then
                                 on each subsequent Payment Date, the margins
                                 for the Class A Notes will double, the margins
                                 for the Subordinate Notes, excluding the Class
                                 M10, Class M11, Class M12 and Class M13 Notes,
                                 will be multiplied by 1.5 and the coupon on the
                                 Class M10, Class M11, Class M12 and Class M13
                                 Notes will increase by 0.50%.

Servicing Fee                    50 basis points per annum (0.50%) on the
                                 outstanding principal balance of each Mortgage
                                 Loan as of the first day of any Due Period.

Master Servicer and Trust        0.20 basis points per annum (0.0020%) on the
Administrator Fee                outstanding principal balance of each Mortgage
                                 Loan as of the first day of any Due Period.

Owner Trustee Fee                $3,000 per annum, payable monthly.

Note Rate                        The Note Rate on each Class of Notes, excluding
                                 the Class M10, Class M11, Class M12 and Class
                                 M13 Notes, is equal to the least of (i) the
                                 Formula Rate, (ii) the Available Funds Rate and
                                 (iii) the Fixed Rate Cap. The Note Rate for the
                                 first Payment Date for such Notes will equal
                                 the Formula Rate. The Class M10, Class M11,
                                 Class M12 and Class M13 Notes will initially
                                 accrue interest at a rate equal to the lesser
                                 of (i) [5.00]% per annum, and (ii) the
                                 Available Funds Rate. After the Payment Date on
                                 which the aggregate principal balance of the
                                 Mortgage Loans is less than 10% of the Cut-off
                                 Date Pool Balance, the rate referred to in
                                 clause (i) will increase to [5.50]% per annum.

Formula Rate                     One-Month LIBOR plus a margin for each class of
                                 Notes, excluding the Class M10, Class M11,
                                 Class M12 and Class M13 Notes.

Available Funds Rate             For any Payment Date and for any Class of
                                 Notes, (a) the amount of all interest received
                                 in respect of the Mortgage Loans with respect
                                 to the related Due Period plus any net swap
                                 payments received by the trust for that Payment
                                 Date, less expenses of the trust (including the
                                 servicing fee, master servicing fee, owner
                                 trustee fee and securities administrator fee)
                                 and less any net swap payments to the swap
                                 counterparty for such Payment Date divided by
                                 (b) the product of (i) the aggregate Note
                                 principal balance as of the first day of the
                                 related Accrual Period multiplied by (ii) (A)
                                 the actual number of days in the related
                                 Accrual Period (or, in the case of the Class
                                 M10, Class M11, Class M12 and Class M13 Notes,
                                 30) divided by (B) 360.

Fixed Rate Cap                   As to any Payment Date (other than the first
                                 Payment Date), a per annum rate equal to
                                 12.25%.

Monthly Interest                 The interest accrued during the related Accrual
                                 Period at the applicable Note Rate.


CREDIT | FIRST                                                                 7
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Available Funds Shortfall        To the extent that the amount of interest
                                 payable to a Class of Notes on any Payment Date
                                 at (a) the lesser of (i) the Formula Rate and
                                 (ii) the Fixed Rate Cap would exceed (b) the
                                 amount of interest payable at the Available
                                 Funds Rate (such excess, an "Available Funds
                                 Shortfall"), that Class will be entitled (1) to
                                 the amount of such Available Funds Shortfall
                                 and (2) the aggregate of all Available Funds
                                 Shortfalls for such Class of Notes for all
                                 previous Payment Dates, together with interest
                                 thereon at the applicable Note Rate computed
                                 without regard to the Available Funds Rate less
                                 all payments made with respect to such Class of
                                 Notes in respect of such Available Funds
                                 Shortfalls prior to such Payment Date.

Swap Contract                    The Trust will include a swap derivative
*Preliminary and Subject to      contract for the benefit of the Notes (the
Revision**                       "Swap Contract"). The Trust will make payments
                                 based on a fixed rate of approximately [4.49]%
                                 and the applicable notional balance for the
                                 Payment Date specified below and the Trust will
                                 receive payments based on one-month LIBOR and
                                 the applicable notional balance for the Payment
                                 Date specified below. If, on any Payment Date,
                                 the Trust receives net swap payments under the
                                 swap contract, the amounts received by the
                                 Trust will be included with interest funds.

                                 -----------------------------------
                                 Payment Date   Notional Balance ($)
                                 -----------------------------------
                                  12/25/2005         700,000,000
                                   1/25/2006         700,000,000
                                   2/25/2006         600,000,000
                                   3/25/2006         600,000,000
                                   4/25/2006         550,000,000
                                   5/25/2006         550,000,000
                                   6/25/2006         600,000,000
                                   7/25/2006         600,000,000
                                   8/25/2006         600,000,000
                                   9/25/2006         550,000,000
                                  10/25/2006         550,000,000
                                  11/25/2006         550,000,000
                                  12/25/2006         500,000,000
                                   1/25/2007         450,000,000
                                   2/25/2007         450,000,000
                                   3/25/2007         450,000,000
                                   4/25/2007         450,000,000
                                   5/25/2007         425,000,000
                                   6/25/2007         450,000,000
                                   7/25/2007         325,000,000
                                   8/25/2007         275,000,000
                                   9/25/2007         250,000,000
                                  10/25/2007         125,000,000
                                  11/25/2007         100,000,000
                                  12/25/2007         100,000,000
                                   1/25/2008         100,000,000
                                   2/25/2008         100,000,000
                                   3/25/2008          75,000,000
                                   4/25/2008          75,000,000
                                   5/25/2008          75,000,000
                                   6/25/2008          25,000,000
                                   7/25/2008          25,000,000
                                   8/25/2008          25,000,000
                                   9/25/2008          25,000,000
                                  10/25/2008          25,000,000
                                  11/25/2008          25,000,000
                                  12/25/2008          25,000,000
                                   1/25/2009          25,000,000
                                 -------------------------------

Credit Enhancements              Consist of the following:

                                 1.   Net Monthly Excess Cashflow;

                                 2.   Any net swap payments received from the
                                      swap counterparty;

                                 3.   Overcollateralization Amount; and

                                 4.   Subordination.

Overcollateralization            Excess interest will be used to pay down the
                                 principal balance of the Notes so the Pool
                                 Balance exceeds the aggregate Note balance
                                 ("Overcollateralization" or "O/C"). The
                                 "Overcollateralization Amount" with respect to
                                 any Payment Date will be the amount by which
                                 the Pool Balance exceeds the aggregate
                                 outstanding Note principal balance.


CREDIT | FIRST                                                                 8
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Overcollateralization Target     Prior to the Stepdown Date, equal to 0.80% of
                                 the Cut-off Date Pool Balance.

*Preliminary and Subject to      On or after the Stepdown Date, equal to the
Revision**                      lesser of (x) 0.80% of the Cut-off Date Pool
                                 Balance and (y) 1.60% of the Pool Balance as of
                                 the end of the related Due Period, subject to a
                                 floor equal to 0.50% of the Cut-off Date Pool
                                 Balance, provided, however, if a Trigger Event
                                 has occurred on the related Payment Date, the
                                 Overcollateralization Target is the same as the
                                 Overcollateralization Target on the preceding
                                 Payment Date.

Subordination:                   Class   Rating (M/S/F)   Subordination
                                 --------------------------------------
                                    A      Aaa/AAA/AAA        23.70%
                                   M1      Aa1/AA+/AA+        19.90%
                                   M2      Aa2/AA+/AA         16.35%
                                   M3      Aa3/AA+/AA-        13.95%
                                   M4       A1/AA+/A+         12.25%
                                   M5        A2/AA/A          10.60%
                                   M6       A3/AA/A-           9.00%
                                   M7     Baa1/A+/BBB+         7.40%
                                   M8      Baa2/A+/BBB         6.10%
                                   M9      Baa3/A/BBB-         5.00%
                                  M10       NR/A-/NR           3.20%
                                  M11      NR/BBB+/NR          2.20%
                                  M12       NR/BBB/NR          1.45%
                                  M13      NR/BBB-/NR          0.80%
                                 --------------------------------------

                                 (1)  The initial Subordination Percentages
                                      include the Initial Overcollateralization
                                      Amount of 0.80%.

Stepdown Date                    The earlier of (i) the first Payment Date on
                                 which the aggregate note principal balance of
                                 the Class A Notes has been reduced to zero and
                                 (ii) the later to occur of (1) the Payment Date
                                 in December 2008 or (2) the first Payment Date
                                 on which the aggregate note principal balance
                                 of the Class A Notes (after giving effect to
                                 payments of the principal funds amount for such
                                 Payment Date) is less than or equal to 52.60%
                                 of the aggregate stated principal balance of
                                 the Mortgage Loans as of the end of the
                                 immediately preceding Due Period.

Subordinate Class Principal      The first Payment Date on which the Senior
Payment Date                     Enhancement Percentage (i.e., the sum of the
                                 outstanding principal balance of the Class M
                                 Notes and the Overcollateralization Amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans) is greater than
                                 or equal to the "Senior Specified Enhancement
                                 Percentage", which is equal to two times the
                                 initial Class A subordination percentage
                                 (including the Initial Overcollateralization
                                 Amount).

                                 Senior Specified Enhancement Percentage:
                                 [47.40]%
                                 or
                                 [([22.90]%+[0.80]%)*2]


CREDIT | FIRST                                                                 9
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Trigger Event                    The situation that exists with respect to any
*Preliminary and Subject to      Payment Date after the Stepdown Date, if (a)
Revision**                       the quotient of (1) the aggregate stated
                                 principal balance of all Mortgage Loans 60 or
                                 more days delinquent, measured on a rolling
                                 three month basis (including Mortgage Loans in
                                 foreclosure and REO Properties) and (2) the
                                 stated principal balance of all the Mortgage
                                 Loans as of the beginning of the related Due
                                 Period), equals or exceeds the product of (i)
                                 33.75% and (ii) the required Class A
                                 subordination percentage for such Payment Date,
                                 (b) the quotient (expressed as a percentage) of
                                 (1) the aggregate realized losses incurred from
                                 the Cut-off Date through the last day of the
                                 calendar month preceding such Payment Date and
                                 (2) the Cut-off Date Pool Balance exceeds the
                                 Required Loss Percentage shown below or (c) a
                                 subordinate principal shortfall exists.

                                 --------------------------------------------------------------
                                 PAYMENT DATE OCCURRING         REQUIRED LOSS PERCENTAGE
                                 --------------------------------------------------------------
                                 Dec 2007 to Nov 2008      1.60% with respect to December 2007,
                                                           plus an additional 1/12th of
                                                           1.95% for each month thereafter
                                 Dec 2008 to Nov 2009      3.55% with respect to December 2008,
                                                           plus an additional 1/12th of
                                                           1.45% for each month thereafter
                                 Dec 2009 to Nov 2010      5.00% with respect to December 2009,
                                                           plus an additional 1/12th of
                                                           1.00% for each month thereafter
                                 Dec 2010 to Nov 2011      6.00% with respect to December 2010,
                                                           plus an additional 1/12th of
                                                           0.25% for each month thereafter
                                 Dec 2011 and thereafter   6.25%

                                              (Preliminary and Subject to Revision)
                                 --------------------------------------------------------------

CREDIT | FIRST                                                                10
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Cashflow Priority

*Preliminary and Subject to Revision**

1.   Repayment of any unreimbursed Servicer advances.

2.   Servicing Fees and Master Servicing and Trust Administrator Fees.

3.   Owner Trustee Fee.

4. To pay to the swap counterparty, to the extent not previously paid from the collection account, any net swap payment or swap termination payment owed to the swap counterparty pursuant to the Swap Contract in the event that the Trust is the defaulting party or an affected party under the Swap Contract, to be paid from available interest funds in respect of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans in an amount proportionate to their respective loan balance.

5. Available interest funds (as well as any swap payments received from the swap counterparty), as follows: (A) for available interest funds from Group 1 Mortgage Loans, Monthly Interest to the Class 1-A Notes, then Monthly Interest pro rata to the Class 2-A1 Notes, the Class 2-A2 Notes and the Class 2-A3 Notes, then Monthly Interest to the Class M1 Notes, then Monthly Interest to the Class M2 Notes, then Monthly Interest to the Class M3 Notes, then Monthly Interest to the Class M4 Notes, then Monthly Interest to the Class M5 Notes, then Monthly Interest to the Class M6 Notes, then Monthly Interest to the Class M7 Notes, then Monthly Interest to the Class M8 Notes, then Monthly Interest to the Class M9 Notes, then Monthly Interest to the Class M10 Notes, then Monthly Interest to the Class M11 Notes, then Monthly Interest to the Class M12 Notes and then Monthly Interest to the Class M13 Notes; and (B) for available interest funds from Group 2 Mortgage Loans, Monthly Interest pro rata to the Class 2-A1 Notes, the Class 2-A2 Notes and the Class 2-A3 Notes, then Monthly Interest to the Class 1-A Notes, then Monthly Interest to the Class M1 Notes, then Monthly Interest to the Class M2 Notes, then Monthly Interest to the Class M3 Notes, then Monthly Interest to the Class M4 Notes, then Monthly Interest to the Class M5 Notes, then Monthly Interest to the Class M6 Notes, then Monthly Interest to the Class M7 Notes, then Monthly Interest to the Class M8 Notes, then Monthly Interest to the Class M9 Notes, then Monthly Interest to the Class M10 Notes, then Monthly Interest to the Class M11 Notes, then Monthly Interest to the Class M12 Notes and then Monthly Interest to the Class M13 Notes.

6.   To pay unpaid Monthly Interest from prior Payment Dates.

7. To pay any unreimbursed Owner Trustee, Master Servicer, Trust Administrator, Servicer and Sub-Servicer costs to the extent provided in the Transfer and Servicing Agreement.

8. To pay to the swap counterparty, to the extent not previously paid from the collection account, any swap termination payment owed to the swap counterparty pursuant to the Swap Contract, in the event that the Trust is the defaulting party or an affected party under the Swap Contract, to be paid from available principal funds in respect of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans in an amount proportionate to their respective loan balance.

9. Available principal funds, as follows: monthly principal to the Class A Notes as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M1 Notes, then monthly principal to the Class M2 Notes, then monthly principal to the Class M3 Notes, then monthly principal to the Class M4 Notes, then monthly principal to the Class M5 Notes, then monthly principal to the Class M6 Notes, then monthly principal to the Class M7 Notes, then monthly principal to the Class M8 Notes, then monthly principal to the Class M9 Notes, then monthly principal to the Class M10 Notes, then monthly principal to the Class M11 Notes, then monthly principal to the Class M12 Notes and then monthly principal to the Class M13 Notes in each case as described under "PRINCIPAL PAYDOWN."

10. Excess interest in the order as described under "PRINCIPAL PAYDOWN" to the extent that the Overcollateralization Target exceeds the Overcollateralization Amount.

11. Excess interest and any OC release to pay any Available Funds Shortfall in respect of the Notes in the order of priority as set forth under "Principal Paydown".

12. Excess interest and any OC release to pay interest on subordinate principal shortfalls.

13. Any remaining amount will be paid in accordance with the Indenture and will not be available for payment to holders of the Notes.


CREDIT | FIRST                                                                11
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Principal Paydown

Prior to the Stepdown Date, and whenever a Trigger Event is in effect:

1. Scheduled and unscheduled principal and recoveries received from the Group 1 Mortgage Loans less OC release and the Group 1 Principal Payment Percentage of excess spread to the extent payable as principal to increase the Overcollateralization Amount to the Overcollateralization Target (the "Group 1 Principal Collections") will be paid to the Class 1-A Notes until the principal balance of the Class 1-A Notes has been reduced to zero.

2. Scheduled and unscheduled principal and recoveries received from the Group 2 Mortgage Loans less OC release and the Group 2 Principal Payment Percentage of excess spread to the extent payable as principal to increase the Overcollateralization Amount to the Overcollateralization Target (the "Group 2 Principal Collections") will be paid to the Class 2-A1 Notes until the principal balance of the Class 2-A1 Notes has been reduced to zero, then to the Class 2-A2 Notes until the principal balance of the Class 2-A2 Notes has been reduced to zero and then to the Class 2-A3 Notes until the principal balance of the Class 2-A3 Notes has been reduced to zero.

The Group 1 Principal Payment Percentage means with respect to any Payment Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal and recoveries received with respect to Group 1 Mortgage Loans and payable on such Payment Date, and the denominator of which is the amount of scheduled and unscheduled principal and recoveries received from all of the Mortgage Loans and distributable on such Payment Date.

Group 2 Principal Payment Percentage means with respect to any Payment Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal and recoveries received with respect to Group 2 Mortgage Loans and payable on such Payment Date, and the denominator of which is the amount of scheduled and unscheduled principal and recoveries received from all of the Mortgage Loans and distributable on such Payment Date.

After the Note principal balance of each Class of the Group 1 Senior Notes or of the Group 2 Senior Notes has been reduced to zero, the amounts referred to in
(1) or (2) above, as applicable, will be paid to the remaining Class A Notes in the manner referred to in (1) or (2), as the case may be. After the aggregate Note principal balance of the Class A Notes has been reduced to zero, the amounts referred to in (1) and (2) above will be paid sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class M11, Class M12 and Class M13 Notes.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

All Notes will be entitled to receive payments of principal, in the following order of priority:

1) first, (a) the Group 1 Principal Collections will be paid to the Group 1 Senior Notes, and (b) the Group 2 Principal Collections will be paid to the Group 2 Senior Notes, in each case up to the amounts necessary to maintain the subordination for the Class A Notes at its required level, as set out below;

2) second, (a) if the Group 1 Senior Notes has been reduced to zero and any Class of the Group 2 Senior Notes remains outstanding, then the Group 1 Principal Collections will be paid to the Group 2 Senior Notes, and (b) if each Class of the Group 2 Senior Notes has been reduced to zero and the Group 1 Senior Notes remains outstanding, then the Group 2 Principal Collections will be paid to the Group 1 Senior Notes, in each case up to the amounts necessary to maintain the subordination for the Class A Notes at its required level, as set out below; and

3) third, principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class M11, Class M12 and Class M13 Notes, in each case up to amounts necessary to maintain the subordination for each such Class at its required level.

Payments made to the Group 2 Senior Notes under (1) or (2) above will be allocated among each Class of Group 2 Senior Notes on a sequential basis, with amounts in accordance with the amount being paid to the Class 2-A1 Notes until the principal balance of the Class 2-A1 Notes has been reduced to zero, then to the Class 2-A2 Notes until the


CREDIT | FIRST                                                                12
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

principal balance of the Class 2-A2 Notes has been reduced to zero and then to the Class 2-A3 Notes until the principal balance of the Class 2-A3 Notes has been reduced to zero.

The required levels of subordination referred to above are as follows:

                                 --------------
                                 Class
                                 --------------
                                   A     47.40%
                                   M1    39.80%
                                   M2    32.70%
                                   M3    27.90%
                                   M4    24.50%
                                   M5    21.20%
                                   M6    18.00%
                                   M7    14.80%
                                   M8    12.20%
                                   M9    10.00%
                                  M10     6.40%
                                  M11     4.40%
                                  M12     2.90%
                                  M13     1.60%
                                 --------------

(1)  Includes the Overcollateralization Target Amount.

Prospectus                       The Notes will be offered pursuant to a
                                 Prospectus which includes a Prospectus
                                 Supplement (together, the "Prospectus").
                                 Complete information with respect to the Notes
                                 and the Mortgage Loans is contained in the
                                 Prospectus. The foregoing is qualified in its
                                 entirety by the information appearing in the
                                 Prospectus. To the extent that the foregoing is
                                 inconsistent with the Prospectus, the
                                 Prospectus shall govern in all respects. Sales
                                 of the Notes may not be consummated unless the
                                 purchaser has received the Prospectus.

Mortgage Loan Tables             The following tables describe the mortgage
                                 loans and the related mortgaged properties as
                                 of the Cut-off Date. The sum of the columns
                                 below may not equal the total indicated due to
                                 rounding.


CREDIT | FIRST                                                                13
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Aggregate Collateral Summary

Aggregate Outstanding Principal Balance   $875,331,945
Aggregate Original Principal Balance      $875,745,037
Number of Mortgage Loans                         4,402

                                  Minimum       Maximum       Average(1)
                                ----------   -------------   -----------
Original Principal Balance      $20,000.00   $1,200,000.00   $198,942.53
Outstanding Principal Balance   $19,788.65   $1,196,729.87   $198,848.69

                              Minimum   Maximum   Weighted Average(2)
                              -------   -------   -------------------
Original Term (mos)              180       360                   353
Stated Remaining Term (mos)      176       360                   351
Loan Age (mos)                     0         5                     2
Current Interest Rate          6.150%   10.990%                7.278%
Initial Interest Rate Cap      2.000%    3.000%                2.985%
Periodic Rate Cap              1.000%    1.000%                1.000%
Gross Margin                   3.000%    6.750%                5.729%
Maximum Mortgage Rate         12.150%   16.600%               13.154%
Minimum Mortgage Rate          6.150%   10.600%                7.154%
Months to Roll                    20        60                    24
Original Loan-to-Value         14.41%   100.00%                82.40%
Credit Score(3)                  502       815                   650

                 Earliest     Latest
                 --------   ---------
Maturity Date:   7/1/2020   11/1/2035

Lien Position   Percent of Mortgage Pool
-------------   ------------------------
1st Lien                          96.12%
2nd Lien                           3.88%

Occupancy             Percent of Mortgage Pool
---------             ------------------------
Investment Property                      2.58%
Primary Home                            97.42%
Total:                                 100.00%

Loan Type   Percent of Mortgage Pool
---------   ------------------------
ARM                           89.21%
FIXED                         10.79%

Year of Origination   Percent of Mortgage Pool
-------------------   ------------------------
2005                                   100.00%

Loan Purpose            Percent of Mortgage Pool
------------            ------------------------
Purchase                                  60.19%
Refinance - Cashout                        9.78%
Refinance - Rate/Term                     30.03%
Total:                                   100.00%

Property Type              Percent of Mortgage Pool
-------------              ------------------------
Condominium                                   7.03%
Manufactured Home                             0.05%
Planned Unit Development                     17.10%
Single Family Attached                        0.56%
Single Family Detached                       67.73%
Townhouse                                     0.28%
Two-to-Four Family                            7.25%
Total:                                      100.00%

----------
(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.


CREDIT | FIRST                                                                14
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Mortgage Rates for the Aggregate Mortgage Loans

                                                        Percent            Weighted    Average
                         Number of      Aggregate         of     Weighted   Average   Principal     Weighted
                          Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Range of Mortgage Rates    Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               595    $172,248,921.30    19.68%    6.387%       669  $289,493.99        80.41%    44.82%
6.501% to 7.000%             1,160     290,814,980.08    33.22     6.812        660   250,702.57        81.05     37.64
7.001% to 7.500%               759     162,574,306.70    18.57     7.302        648   214,195.40        81.95     40.20
7.501% to 8.000%               654     126,360,139.50    14.44     7.779        627   193,211.22        83.08     38.77
8.001% to 8.500%               255      42,125,217.03     4.81     8.300        603   165,196.93        84.89     48.96
8.501% to 9.000%               245      29,594,925.05     3.38     8.785        602   120,795.61        85.64     53.45
9.001% to 9.500%               187      15,732,985.31     1.80     9.367        624    84,133.61        87.65     49.45
9.501% to 10.000%              285      20,678,345.69     2.36     9.890        671    72,555.60        94.53     22.90
10.001% to 10.500%             180      10,552,039.73     1.21    10.291        675    58,622.44        94.35     16.81
10.501% to 11.000%              82       4,650,084.95     0.53    10.662        688    56,708.35        95.81      9.31
------------------------------------------------------------------------------------------------------------------------
Total:                       4,402    $875,331,945.33   100.00%    7.278%       650  $198,848.69        82.40%    40.23%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.150% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.278% per annum.

      Remaining Months to Stated Maturity for the Aggregate Mortgage Loans

                                                                               Weighted    Average
                           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Remaining Months   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
to Stated Maturity           Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
169 - 180                        601    $ 34,964,426.05       3.99%    9.938%       712  $ 58,177.08        99.04%     9.49%
229 - 240                          7         896,963.24       0.10     7.810        630   128,137.61        65.38     67.02
349 - 360                      3,794     839,470,556.05      95.90     7.167        648   221,262.67        81.72     41.49
----------------------------------------------------------------------------------------------------------------------------
Total:                         4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.


CREDIT | FIRST                                                                15
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

  Outstanding Mortgage Loan Principal Balances for the Aggregate Mortgage Loans

                                                                                  Weighted     Average
Range of Outstanding          Number of      Aggregate      Percent of  Weighted   Average    Principal      Weighted
Mortgage Loan Principal        Mortgage  Principal Balance   Mortgage    Average   Credit      Balance        Average     Percent
Balances                        Loans       Outstanding        Pool      Coupon     Score    Outstanding   Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                  318    $ 11,142,284.40       1.27%    9.846%       703  $   35,038.63        96.11%    24.09%
$50,000.01 to $100,000.00           861      65,020,936.76       7.43     8.481        640      75,517.93        84.79     59.08
$100,000.01 to $150,000.00          873     108,491,096.38      12.39     7.603        634     124,273.88        82.51     64.08
$150,000.01 to $200,000.00          663     115,068,179.58      13.15     7.304        635     173,556.83        80.44     59.45
$200,000.01 to $250,000.00          414      92,606,743.54      10.58     7.271        642     223,687.79        80.99     47.62
$250,000.01 to $300,000.00          336      91,501,183.90      10.45     7.159        647     272,324.95        81.46     38.76
$300,000.01 to $350,000.00          293      94,265,899.42      10.77     6.961        653     321,726.62        82.28     31.28
$350,000.01 to $400,000.00          231      86,380,442.11       9.87     6.955        654     373,941.31        82.23     30.26
$400,000.01 to $450,000.00          142      60,329,619.26       6.89     7.069        661     424,856.47        83.03     23.75
$450,000.01 to $500,000.00          107      51,135,770.30       5.84     6.883        665     477,904.40        82.71     14.16
$500,000.01 to $550,000.00           55      28,746,391.57       3.28     6.833        671     522,661.66        83.03      7.28
$550,000.01 to $600,000.00           44      25,237,601.33       2.88     6.890        673     573,581.85        83.22     11.30
$600,000.01 to $650,000.00           30      18,871,372.33       2.16     6.801        675     629,045.74        84.83     23.04
$650,000.01 to $700,000.00           11       7,455,123.26       0.85     6.836        664     677,738.48        81.92      0.00
$700,000.01 to $750,000.00           13       9,427,971.31       1.08     6.975        720     725,228.56        84.41     15.79
$750,000.01 to $800,000.00            3       2,383,400.00       0.27     6.846        682     794,466.67        87.67      0.00
$800,000.01 to $850,000.00            4       3,325,000.00       0.38     6.762        675     831,250.00        84.86     50.38
$850,000.01 to $900,000.00            2       1,746,200.00       0.20     6.872        656     873,100.00        82.48    100.00
$950,000.01 to $1,000,000.00          1       1,000,000.00       0.11     6.850        669   1,000,000.00        80.00    100.00
Greater than or equal to
$1,000,000.01                         1       1,196,729.87       0.14     6.500        648   1,196,729.87        62.34    100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                            4,402    $875,331,945.33     100.00%    7.278%       650  $  198,848.69        82.40%    40.23%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,788.65 to approximately $1,196,729.87 and the average outstanding principal balance of the Mortgage Loans was approximately $198,848.69.


CREDIT | FIRST                                                                16
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Product Types for the Aggregate Mortgage Loans

                                                    Percent            Weighted    Average
                     Number of      Aggregate         of     Weighted   Average   Principal     Weighted
                      Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Product Types          Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM           1,353    $216,229,600.33    24.70%    7.540%       620  $159,814.93        81.98%    54.67%
2/28 LIBOR IO ARM        1,608     457,723,019.78    52.29     6.963        663   284,653.62        82.01     29.47
30/15 BALLOON              590      33,903,489.21     3.87     9.990        715    57,463.54        99.60      8.33
3/27 LIBOR ARM             224      35,600,038.67     4.07     7.560        617   158,928.74        82.95     61.28
3/27 LIBOR IO ARM          219      59,447,365.59     6.79     7.022        657   271,449.16        80.88     44.30
5/1 TREASURY ARM             8       2,461,854.46     0.28     6.684        652   307,731.81        70.46     82.96
5/1 TREASURY IO ARM         31       9,414,839.46     1.08     6.998        663   303,704.50        80.94     57.94
Fixed                      332      51,217,726.16     5.85     7.430        632   154,270.26        78.92     68.74
Fixed IO                    37       9,334,011.68     1.07     7.015        651   252,270.59        80.22     57.73
--------------------------------------------------------------------------------------------------------------------
Total:                   4,402    $875,331,945.33   100.00%    7.278%       650  $198,848.69        82.40%    40.23%

               Amortization Types for the Aggregate Mortgage Loans

                                                    Percent            Weighted    Average
                     Number of      Aggregate         of     Weighted   Average   Principal     Weighted
                      Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Amortization Type      Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------
30/15 Balloon              590    $ 33,903,489.21     3.87%    9.990%       715  $ 57,463.54        99.60%     8.33%
5 Year IO                1,895     535,919,236.51    61.22     6.971        662   282,806.98        81.83     32.11
Fully Amortizing         1,917     305,509,219.61    34.90     7.517        622   159,368.40        81.49     58.03
--------------------------------------------------------------------------------------------------------------------
Total:                   4,402    $875,331,945.33   100.00%    7.278%       650  $198,848.69        82.40%    40.23%

                 Loan Programs for the Aggregate Mortgage Loans

                                              Percent            Weighted    Average
               Number of      Aggregate         of     Weighted   Average   Principal     Weighted
                Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Loan Programs    Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------
High Street        1,091    $186,654,128.52    21.32%    7.252%       616  $171,085.36        82.44%    68.54%
Main Street          444      80,597,698.22     9.21     7.979        575   181,526.35        80.56     63.76
Wall Street        2,867     608,080,118.60    69.47     7.193        670   212,096.31        82.63     28.43
--------------------------------------------------------------------------------------------------------------
Total:             4,402    $875,331,945.33   100.00%    7.278%       650  $198,848.69        82.40%    40.23%


CREDIT | FIRST                                                                17
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

  State Distributions of Mortgaged Properties for the Aggregate Mortgage Loans

                                                                            Weighted    Average
                        Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
State Distributions of   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Mortgaged Properties      Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------
Arizona                       312    $ 59,721,550.45       6.82%    7.326%       636  $191,415.23        81.85%    58.13%
Arkansas                       11       1,126,427.17       0.13     8.255        604   102,402.47        84.44     65.94
California                  1,168     352,965,791.76      40.32     6.968        668   302,196.74        82.29     22.10
Colorado                      176      26,890,143.41       3.07     7.207        650   152,784.91        82.15     55.29
Connecticut                     4         726,457.84       0.08     7.704        608   181,614.46        84.66     16.83
Delaware                        5         825,252.97       0.09     7.941        570   165,050.59        86.49     83.84
Florida                       356      64,740,916.39       7.40     7.404        641   181,856.51        82.12     36.98
Georgia                       122      16,463,382.76       1.88     7.349        629   134,945.76        83.05     60.75
Idaho                          30       4,164,168.80       0.48     7.211        615   138,805.63        80.89     51.71
Illinois                      396      70,626,060.82       8.07     7.739        650   178,348.64        83.01     40.93
Indiana                        28       2,528,559.72       0.29     8.199        622    90,305.70        82.50     75.71
Iowa                           82       7,779,731.23       0.89     8.358        614    94,874.77        84.55     77.96
Kansas                         95      10,070,361.44       1.15     7.959        625   106,003.80        83.02     73.51
Kentucky                       10         960,461.60       0.11     8.187        592    96,046.16        84.10     88.07
Louisiana                       3         222,726.59       0.03     7.882        615    74,242.20        83.19    100.00
Maine                           9       1,263,456.50       0.14     7.982        612   140,384.06        81.28     50.26
Maryland                       89      21,263,307.20       2.43     7.549        643   238,913.56        81.84     45.27
Massachusetts                 100      24,258,316.77       2.77     7.599        637   242,583.17        82.24     31.36
Michigan                       75      10,481,578.88       1.20     7.782        631   139,754.39        84.90     55.86
Minnesota                      61       9,876,042.32       1.13     7.099        653   161,902.33        82.60     62.24
Mississippi                     4         483,431.34       0.06     7.436        624   120,857.83        86.54    100.00
Missouri                      158      17,960,702.98       2.05     8.002        612   113,675.34        84.24     65.27
Nebraska                       25       2,194,950.31       0.25     7.785        631    87,798.01        81.70     77.91
Nevada                         69      12,908,651.20       1.47     7.135        635   187,081.90        81.18     70.79
New Hampshire                  22       4,158,281.90       0.48     7.388        625   189,012.81        84.32     38.65
New Jersey                     28       6,443,533.75       0.74     7.889        639   230,126.21        83.22     32.39
New Mexico                      9       1,825,240.26       0.21     7.544        611   202,804.47        82.86    100.00
North Carolina                 11       1,340,139.04       0.15     7.370        623   121,830.82        81.96     78.12
North Dakota                    1          66,462.91       0.01     8.900        614    66,462.91        95.00    100.00
Ohio                            3         459,776.57       0.05     7.929        648   153,258.86        81.30     54.33
Oklahoma                       17       2,059,211.04       0.24     7.590        604   121,130.06        80.80     83.46
Oregon                         64      10,850,796.53       1.24     7.063        637   169,543.70        82.11     53.83
Pennsylvania                   20       3,066,035.35       0.35     7.452        621   153,301.77        82.21     56.75
Rhode Island                   19       3,573,456.83       0.41     6.958        659   188,076.68        81.07     42.40
South Carolina                  7         987,747.14       0.11     7.175        620   141,106.73        80.99     56.82
South Dakota                    1         111,017.17       0.01     7.000        586   111,017.17        80.00    100.00
Tennessee                      38       3,928,687.32       0.45     8.189        613   103,386.51        86.17     68.51
Texas                         337      35,300,200.30       4.03     7.444        635   104,748.37        80.59     63.89
Utah                           35       4,648,423.76       0.53     7.618        639   132,812.11        85.87     61.64
Vermont                         3         550,381.47       0.06     8.628        639   183,460.49        85.06     28.11
Washington                    294      52,919,979.32       6.05     7.249        640   179,999.93        82.36     58.67
Virginia                       82      19,501,763.33       2.23     7.351        652   237,826.38        83.13     42.22
West Virginia                   4         799,113.44       0.09     8.064        617   199,778.36        88.70    100.00
Wisconsin                      17       2,004,893.48       0.23     7.800        609   117,934.91        83.69     85.52
Wyoming                         2         234,373.97       0.03     6.693        636   117,186.99        79.09    100.00
------------------------------------------------------------------------------------------------------------------------
Total:                      4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

No more than approximately 0.54% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


CREDIT | FIRST                                                                18
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

         Original Loan-to-Value Ratios for the Aggregate Mortgage Loans

                                                                          Weighted    Average
                      Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Original      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Loan-to-Value Ratios    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------
50.00% or less               46    $  6,923,348.74       0.79%    7.324%       602  $150,507.58        42.27%    62.19%
50.01% to 55.00%             22       4,081,985.63       0.47     6.935        606   185,544.80        53.09     53.90
55.01% to 60.00%             42       7,420,580.73       0.85     7.292        598   176,680.49        58.09     73.37
60.01% to 65.00%             41       9,169,038.61       1.05     7.345        609   223,635.09        62.80     59.27
65.01% to 70.00%            115      24,021,461.98       2.74     7.426        613   208,882.28        68.93     40.78
70.01% to 75.00%            197      30,686,609.66       3.51     7.539        608   155,769.59        73.79     50.12
75.01% to 80.00%          1,990     419,828,529.89      47.96     6.986        656   210,969.11        79.84     38.92
80.01% to 85.00%            580     163,173,535.96      18.64     7.071        659   281,333.68        84.75     29.45
85.01% to 90.00%            622     144,721,680.73      16.53     7.501        636   232,671.51        89.72     50.81
90.01% to 95.00%            186      32,795,447.03       3.75     8.040        630   176,319.61        94.75     66.92
95.01% to 100.00%           561      32,509,726.36       3.71     9.991        715    57,949.60        99.98      8.27
----------------------------------------------------------------------------------------------------------------------
Total:                    4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.41% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.40%.

         Combined Loan-to-Value Ratios for the Aggregate Mortgage Loans

                                                                          Weighted    Average
                      Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Combined      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Loan-to-Value Ratios    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------
50.00% or less               45    $  6,836,444.33       0.78%    7.303%       602  $151,920.99        42.27%    61.71%
50.01% - 55.00%              23       4,168,890.03       0.48     6.978        604   181,256.09        52.86     54.86
55.01% - 60.00%              40       7,247,568.06       0.83     7.276        598   181,189.20        58.06     74.16
60.01% - 65.00%              39       7,868,903.75       0.90     7.475        602   201,766.76        62.88     53.86
65.01% - 70.00%             107      24,484,395.12       2.80     7.345        615   228,826.12        68.59     42.63
70.01% - 75.00%             127      25,547,608.49       2.92     7.559        601   201,162.27        73.68     47.51
75.01% - 80.00%             354      81,245,493.95       9.28     7.378        622   229,507.05        79.44     43.31
80.01% - 85.00%             230      51,641,392.37       5.90     7.446        618   224,527.79        84.47     54.43
85.01% - 90.00%             522     123,012,585.71      14.05     7.517        631   235,656.29        88.95     50.65
90.01% - 95.00%             282      59,341,886.31       6.78     7.609        646   210,432.22        88.99     50.76
95.01% - 100.00%          2,633     483,936,777.22      55.29     7.123        671   183,796.73        82.86     32.60
----------------------------------------------------------------------------------------------------------------------
Total:                    4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 14.41% to 100.00% and the weighted average Combined Loan-to-Value was approximately 92.35%.

                  Loan Purpose for the Aggregate Mortgage Loans

                                                                           Weighted    Average
                       Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                        Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Loan Purpose             Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------
Purchase                   2,819    $526,831,575.00      60.19%    7.233%       666  $186,885.98        83.31%    31.23%
Refinance - Cashout          373      85,614,057.42       9.78     7.311        624   229,528.30        80.81     52.27
Refinance - Rate/Term      1,210     262,886,312.91      30.03     7.359        627   217,261.42        81.10     54.37
-----------------------------------------------------------------------------------------------------------------------
Total:                     4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%


CREDIT | FIRST                                                                19
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Property Type for the Aggregate Mortgage Loans

                                                                              Weighted    Average
                          Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                           Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Property Type               Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------------
Single Family Detached      3,059     $592,873,455.08      67.73%    7.288%      648    $193,812.83     82.42%      40.69%
Planned Unit Development      718      149,678,982.75      17.10     7.239       645     208,466.55     82.21       46.90
Two-to-Four Family            228       63,479,664.08       7.25     7.306       676     278,419.58     82.20       21.23
Condominium                   344       61,538,368.64       7.03     7.239       660     178,890.61     82.79       37.49
Single Family Attached         36        4,935,124.04       0.56     7.450       650     137,086.78     82.18       51.31
Townhouse                      16        2,421,350.74       0.28     7.399       616     151,334.42     86.16       68.65
Manufactured Home               1          405,000.00       0.05     6.675       637     405,000.00     69.83        0.00
---------------------------------------------------------------------------------------------------------------------------
Total:                      4,402     $875,331,945.33     100.00%    7.278%      650    $198,848.69     82.40%      40.23%

                 Documentation for the Aggregate Mortgage Loans

                                                                                 Weighted    Average
                             Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                              Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Documentation                  Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------------
Full Documentation             2,089     $352,187,174.19      40.23%    7.232%      616    $168,591.28     81.82%      100.00%
Stated Income Wage Earner      1,359      282,374,251.62      32.26     7.361       685     207,780.91     83.11         0.00
Stated Income Self-Employed      668      168,594,954.14      19.26     7.247       674     252,387.66     82.41         0.00
12 Month Bank Statements         203       49,885,870.43       5.70     7.255       623     245,743.20     82.51         0.00
24 Month Bank Statements          66       18,378,201.00       2.10     7.255       618     278,457.59     82.74         0.00
Limited Documentation             17        3,911,493.95       0.45     7.254       653     230,087.88     80.47         0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                         4,402     $875,331,945.33     100.00%    7.278%      650    $198,848.69     82.40%       40.23%

                   Occupancy for the Aggregate Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
  Occupancy            Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------
Investment Property      122     $ 22,559,586.82       2.58%    7.725%      663    $184,914.65     76.33%      29.16%
Primary Home           4,280      852,772,358.52      97.42     7.267       650     199,245.88     82.56       40.53
----------------------------------------------------------------------------------------------------------------------
Total:                 4,402     $875,331,945.33     100.00%    7.278%      650    $198,848.69     82.40%      40.23%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


CREDIT | FIRST                                                                20
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

           Mortgage Loan Age Summary for the Aggregate Mortgage Loans

                                                                   Weighted    Average
               Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Mortgage Loan   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
  Age Summary    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------
0                  254     $ 47,262,977.00       5.40%    7.432%      663    $186,074.71     82.38%       32.00%
1                1,980      397,027,734.90      45.36     7.275       653     200,519.06     82.47        39.73
2                1,627      308,349,839.92      35.23     7.347       645     189,520.49     82.30        41.99
3                  523      118,087,634.65      13.49     7.066       648     225,788.98     82.54        40.84
4                   17        4,542,933.47       0.52     6.834       635     267,231.38     80.30        34.24
5                    1           60,825.39       0.01     8.850       553      60,825.39     72.62       100.00
----------------------------------------------------------------------------------------------------------------
Total:           4,402     $875,331,945.33     100.00%    7.278%      650    $198,848.69     82.40%       40.23%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

        Original Prepayment Penalty Term for the Aggregate Mortgage Loans

                                                                                 Weighted    Average
                             Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Original Prepayment Penalty   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Term                           Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------------
6 Months                          91     $  9,853,157.07       1.13%    7.907%      624    $108,276.45     82.65%       74.83%
12 Months                         72       20,384,220.19       2.33     7.407       667     283,114.17     82.52        32.35
24 Months                      2,726      586,881,337.93      67.05     7.124       653     215,290.29     82.47        36.30
30 Months                          1          180,000.00       0.02     7.450       597     180,000.00     80.00       100.00
36 Months                        511       99,768,278.08      11.40     7.141       642     195,241.25     80.24        59.62
None                           1,001      158,264,952.06      18.08     7.879       645     158,106.85     83.47        41.39
------------------------------------------------------------------------------------------------------------------------------
Total:                         4,402     $875,331,945.33     100.00%    7.278%      650    $198,848.69     82.40%       40.23%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

                 Credit Scores for the Aggregate Mortgage Loans

                                                                                 Weighted    Average
                             Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                              Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Credit Scores         Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------------
501 to 525                        33     $  5,477,627.92       0.63%    8.856%      518    $165,988.72     72.72%      81.21%
526 to 550                       139       22,080,956.18       2.52     8.354       541     158,855.80     79.09       73.16
551 to 575                       343       60,970,897.74       6.97     7.952       563     177,757.72     81.05       72.88
576 to 600                       518       89,917,573.45      10.27     7.358       589     173,586.05     80.57       75.09
601 to 625                       622      124,443,496.37      14.22     7.201       613     200,069.93     81.87       68.17
626 to 650                       599      125,417,296.26      14.33     7.103       638     209,377.79     81.91       50.09
651 to 675                       606      154,070,668.07      17.60     7.010       664     254,242.03     82.07       25.98
676 to 700                       693      133,027,066.28      15.20     7.262       687     191,958.25     83.89       11.60
701 to 725                       425       79,469,121.77       9.08     7.243       712     186,986.17     84.56        9.66
726 to 750                       236       45,623,495.49       5.21     7.198       736     193,319.90     84.74       10.21
751 to 775                       119       23,147,695.44       2.64     7.326       761     194,518.45     84.45       13.35
776 to 800                        64        9,855,458.47       1.13     7.357       785     153,991.54     84.52        6.29
801 to 825                         5        1,830,591.90       0.21     6.747       805     366,118.38     86.28       25.22
------------------------------------------------------------------------------------------------------------------------------
Total:                         4,402     $875,331,945.33     100.00%    7.278%      650    $198,848.69     82.40%      40.23%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 650.


CREDIT | FIRST                                                                21
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Credit Grade for the Aggregate Mortgage Loans

                                                        Percent            Weighted    Average
                         Number of      Aggregate         of     Weighted   Average   Principal     Weighted
                          Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Credit Grade               Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------
A                            4,110    $818,412,229.16    93.50%   7.228%        655  $199,127.06        82.83%    38.62%
A-                             147      32,214,981.32     3.68    7.752         592   219,149.53        79.71     59.83
B                               96      17,305,012.54     1.98    7.937         577   180,260.55        72.64     62.34
C                               36       5,431,098.21     0.62    8.996         563   150,863.84        70.44     75.27
D                               13       1,968,624.11     0.22    9.789         555   151,432.62        67.49    100.00
------------------------------------------------------------------------------------------------------------------------
Total:                       4,402    $875,331,945.33   100.00%   7.278%        650  $198,848.69        82.40%    40.23%

            Margins for the Aggregate Adjustable-Rate Mortgage Loans

                                                        Percent            Weighted    Average
                         Number of      Aggregate         of     Weighted   Average   Principal     Weighted
                          Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Range of Margins           Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                 4    $    568,912.57     0.07%   7.400%        624  $142,228.14        81.70%   100.00%
3.001% to 3.500%                 5         697,013.10     0.09    7.373         663   139,402.62        80.00     29.24
3.501% to 4.000%               130      21,730,998.77     2.78    7.387         656   167,161.53        80.37     45.81
4.001% to 4.500%                 5         956,977.46     0.12    7.245         646   191,395.49        80.25     28.27
4.501% to 5.000%                 2         869,029.40     0.11    6.570         678   434,514.70        85.55      0.00
5.001% to 5.500%               754     192,941,611.12    24.71    7.094         631   255,890.73        82.76     53.97
5.501% to 6.000%             1,779     443,455,483.16    56.79    7.060         657   249,272.33        81.77     31.66
6.001% to 6.500%               763     119,540,837.70    15.31    7.557         645   156,672.13        81.31     44.45
6.501% to 7.000%                 1         115,855.00     0.01    6.850         634   115,855.00        85.00    100.00
------------------------------------------------------------------------------------------------------------------------
Total:                       3,443    $780,876,718.29   100.00%   7.154%        648  $226,801.25        81.91%    39.54%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 6.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.729% per annum.

     Maximum Mortgage Rates for the Aggregate Adjustable-Rate Mortgage Loans

                                                        Percent            Weighted    Average
                         Number of      Aggregate         of     Weighted   Average   Principal     Weighted
Range of Maximum          Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Mortgage Rates             Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%             565    $163,792,617.59    20.98%    6.385%       670  $289,898.44        80.60%    42.44%
12.501% to 13.000%           1,079     272,987,978.04    34.96     6.812        661   253,000.91        81.17     36.00
13.001% to 13.500%             676     148,758,883.15    19.05     7.301        649   220,057.52        82.18     37.78
13.501% to 14.000%             578     116,733,940.00    14.95     7.778        627   201,961.83        83.43     36.49
14.001% to 14.500%             212      36,473,454.18     4.67     8.300        601   172,044.60        85.14     47.88
14.501% to 15.000%             178      25,320,255.76     3.24     8.777        594   142,248.63        86.04     55.79
15.001% to 15.500%              75       8,748,752.32     1.12     9.307        569   116,650.03        81.96     63.38
15.501% to 16.000%              50       5,340,258.61     0.68     9.774        557   106,805.17        80.96     65.70
16.001% to 16.500%              24       2,166,217.49     0.28    10.346        543    90,259.06        73.69     57.61
16.501% to 17.000%               6         554,361.15     0.07    10.563        529    92,393.53        76.06     57.27
------------------------------------------------------------------------------------------------------------------------
Total:                       3,443    $780,876,718.29   100.00%    7.154%       648  $226,801.25        81.91%    39.54%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 16.600% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.154% per annum.


CREDIT | FIRST                                                                22
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   Next Rate Adjustment Date for the Aggregate Adjustable-Rate Mortgage Loans

                                                        Percent            Weighted    Average
                         Number of      Aggregate         of     Weighted   Average   Principal     Weighted
Next Rate                 Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Adjustment Date            Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------
July 2007                        6    $  1,777,928.71     0.23%   6.879%        638  $296,321.45        81.85%    12.37%
August 2007                    279      76,007,127.57     9.73    6.893         649   272,426.98        83.14     37.20
September 2007               1,060     225,669,788.63    28.90    7.227         645   212,896.03        81.89     37.58
October 2007                 1,438     331,172,188.20    42.41    7.142         651   230,300.55        81.82     38.59
November 2007                  178      39,325,587.00     5.04    7.244         659   220,930.26        81.93     30.55
June 2008                        1          60,825.39     0.01    8.850         553    60,825.39        72.62    100.00
July 2008                        7       1,926,082.82     0.25    6.669         623   275,154.69        79.85     34.11
August 2008                    132      29,871,117.00     3.83    7.054         639   226,296.34        80.57     46.05
September 2008                 208      43,139,481.13     5.52    7.374         639   207,401.35        81.97     55.12
October 2008                    91      19,454,457.93     2.49    7.205         655   213,785.25        82.86     49.20
November 2008                    4         595,440.00     0.08    6.987         687   148,860.00        81.04     54.20
August 2010                      6       2,398,629.33     0.31    6.662         639   399,771.55        67.09    100.00
September 2010                  15       3,060,670.13     0.39    6.771         669   204,044.68        81.12     53.33
October 2010                    15       5,572,294.46     0.71    7.148         663   371,486.30        82.57     51.48
November 2010                    3         845,100.00     0.11    6.874         673   281,700.00        78.33     70.71
------------------------------------------------------------------------------------------------------------------------
Total:                       3,443    $780,876,718.29   100.00%   7.154%        648  $226,801.25        81.91%    39.54%

                   Lien Type for the Aggregate Mortgage Loans

                                                        Percent            Weighted    Average
                         Number of      Aggregate         of     Weighted   Average   Principal     Weighted
                          Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Lien Type                  Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------
1                            3,810    $841,387,685.73    96.12%   7.169%        647  $220,836.66        81.70%    41.53%
2                              592      33,944,259.60      3.88   9.996         715    57,338.28        99.64      8.12
------------------------------------------------------------------------------------------------------------------------
Total:                       4,402    $875,331,945.33   100.00%   7.278%        650  $198,848.69        82.40%    40.23%


CREDIT | FIRST                                                                23
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Group 1  Collateral Summary

Aggregate Outstanding Principal Balance   $312,063,230
Aggregate Original Principal Balance      $312,199,961
Number of Mortgage Loans                         1,964

                                  Minimum      Maximum      Average(1)
                                ----------   -----------   -----------
Original Principal Balance      $20,000.00   $600,000.00   $158,961.28
Outstanding Principal Balance   $19,788.65   $600,000.00   $158,891.66

                              Minimum   Maximum   Weighted Average(2)
                              -------   -------   -------------------
Original Term (mos)              180       360                    354
Stated Remaining Term (mos)      177       360                    353
Loan Age (mos)                     0         4                      2
Current Interest Rate          6.150%   10.990%                 7.370%
Initial Interest Rate Cap      2.000%    3.000%                 2.982%
Periodic Rate Cap              1.000%    1.000%                 1.000%
Gross Margin                   3.000%    6.750%                 5.755%
Maximum Mortgage Rate         12.150%   16.600%                13.275%
Minimum Mortgage Rate          6.150%   10.600%                 7.275%
Months to Roll                    20        60                     25
Original Loan-to-Value         30.33%   100.00%                 81.38%
Credit Score(3)                  503       804                    642

                 Earliest     Latest
                 --------   ---------
Maturity Date:   8/1/2020   11/1/2035

Lien Position   Percent of Mortgage Pool
-------------   ------------------------
1st Lien                           97.06%
2nd Lien                            2.94%

Occupancy             Percent of Mortgage Pool
---------             ------------------------
Investment Property                       5.18%
Primary Home                             94.82%
Total:                                  100.00%

Loan Type   Percent of Mortgage Pool
---------   ------------------------
ARM                            88.66%
FIXED                          11.34%

Year of Origination   Percent of Mortgage Pool
-------------------   ------------------------
2005                                    100.00%

Loan Purpose            Percent of Mortgage Pool
------------            ------------------------
Purchase                                   42.17%
Refinance - Cashout                        13.45%
Refinance - Rate/Term                      44.38%
Total:                                    100.00%

Property Type              Percent of Mortgage Pool
-------------              ------------------------
Condominium                                    7.84%
Planned Unit Development                      15.77%
Single Family Attached                         0.68%
Single Family Detached                        66.74%
Townhouse                                      0.38%
Two-to-Four Family                             8.60%
Total:                                       100.00%

----------
(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.


CREDIT | FIRST                                                                24
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Mortgage Rates for the Group 1 Mortgage Loans

                                    Aggregate                              Weighted     Average
                     Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
Range of Mortgage     Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Rates                  Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
---------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%           231   $ 48,288,138.85        15.47%     6.380%       656   $209,039.56          78.91%     76.16%
6.501% to 7.000%           500     95,568,920.68        30.62      6.820        654    191,137.84          79.85      57.33
7.001% to 7.500%           353     62,086,169.98        19.90      7.305        642    175,881.50          80.31      52.94
7.501% to 8.000%           320     55,147,238.38        17.67      7.795        628    172,335.12          82.65      43.73
8.001% to 8.500%           134     19,572,282.57         6.27      8.293        614    146,061.81          84.74      48.88
8.501% to 9.000%           129     14,509,217.50         4.65      8.784        607    112,474.55          85.06      49.52
9.001% to 9.500%            75      5,488,523.67         1.76      9.345        623     73,180.32          85.02      60.61
9.501% to 10.000%          103      5,942,824.46         1.90      9.838        643     57,697.32          91.71      42.52
10.001% to 10.500%          77      3,599,509.83         1.15     10.315        660     46,746.88          91.70      35.66
10.501% to 11.000%          42      1,860,404.09         0.60     10.674        674     44,295.34          93.86      10.89
---------------------------------------------------------------------------------------------------------------------------
Total:                   1,964   $312,063,230.01       100.00%     7.370%       642   $158,891.66          81.38%     55.32%

As of the Cut-off Date, Mortgage Rates borne by the Group 1 Mortgage Loans ranged from 6.150% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Group 1 Mortgage Loans was approximately 7.370% per annum.

       Remaining Months to Stated Maturity for the Group 1 Mortgage Loans

                                                                               Weighted    Average
                           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Remaining Months   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
to Stated Maturity           Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
169 - 180                        249    $  9,837,365.62        3.15%    9.872%      712  $ 39,507.49         98.11%    22.06%
229 - 240                          1         129,543.62        0.04     7.750       547   129,543.62         75.80    100.00
349 - 360                      1,714     302,096,320.77       96.81     7.288       640   176,252.23         80.84     56.39
----------------------------------------------------------------------------------------------------------------------------
Total:                         1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

As of the Cut-off Date, the remaining term to stated maturity of the Group 1 Mortgage Loans ranged from 177 months to 360 months and the weighted average term to stated maturity of the Group 1 Mortgage Loans was approximately 353 months.


CREDIT | FIRST                                                                25
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   Outstanding Mortgage Loan Principal Balances for the Group 1 Mortgage Loans

                                                                                Weighted    Average
Range of Outstanding        Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Mortgage Loan Principal      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Balances                      Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                214    $  7,252,068.43       2.32%    9.892%       710  $ 33,888.17        98.11%    26.09%
$50,000.01 to $100,000.00         362      27,413,211.46       8.78     8.125        629    75,727.10        81.61     69.54
$100,000.01 to $150,000.00        437      54,831,057.46      17.57     7.377        639   125,471.53        81.48     67.22
$150,000.01 to $200,000.00        377      65,693,842.12      21.05     7.251        641   174,254.22        79.75     57.87
$200,000.01 to $250,000.00        235      52,624,235.49      16.86     7.264        639   223,932.92        80.40     55.45
$250,000.01 to $300,000.00        172      46,920,024.00      15.04     7.195        640   272,790.84        80.49     53.49
$300,000.01 to $350,000.00        123      39,657,818.01      12.71     6.996        640   322,421.28        82.09     42.72
$350,000.01 to $400,000.00         26       9,409,166.01       3.02     7.148        659   361,891.00        84.78     41.66
$400,000.01 to $450,000.00         12       4,979,603.61       1.60     7.409        662   414,966.97        82.33     33.55
$450,000.01 to $500,000.00          2         985,671.15       0.32     6.878        677   492,835.57        87.52      0.00
$500,000.01 to $550,000.00          1         531,000.00       0.17     7.250        712   531,000.00        90.00      0.00
$550,000.01 to $600,000.00          3       1,765,532.26       0.57     7.037        700   588,510.75        76.41      0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                          1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

As of the Cut-off Date, the outstanding principal balances of the Group 1 Mortgage Loans ranged from approximately $19,788.65 to approximately $600,000.00 and the average outstanding principal balance of the Group 1 Mortgage Loans was approximately $158,891.66.


CREDIT | FIRST                                                                26
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Product Types for the Group 1 Mortgage Loans

                                                                                Weighted    Average
                            Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                             Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Product Types                 Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                    531    $ 75,580,749.84      24.22%     7.593%      629  $142,336.63        81.99%    56.66%
2/28 LIBOR IO ARM                 763     156,269,362.19      50.08      7.122       645   204,809.12        80.78     51.93
30/15 BALLOON                     244       9,158,358.30       2.93      9.989       717    37,534.26        99.36     20.43
3/27 LIBOR ARM                    100      14,311,401.70       4.59      7.607       623   143,114.02        82.56     62.53
3/27 LIBOR IO ARM                 128      25,644,450.73       8.22      7.151       644   200,347.27        79.99     60.23
5/1 TREASURY ARM                    5         975,245.02       0.31      6.946       661   195,049.00        77.58     56.98
5/1 TREASURY IO ARM                19       3,893,219.46       1.25      6.947       671   204,906.29        75.97     67.43
Fixed                             148      20,766,851.39       6.65      7.534       632   140,316.56        78.26     74.33
Fixed IO                           26       5,463,591.38       1.75      7.139       657   210,138.13        79.72     69.22
-----------------------------------------------------------------------------------------------------------------------------
Total:                          1,964    $312,063,230.01     100.00%     7.370%      642  $158,891.66        81.38%    55.32%

                Amortization Types for the Group 1 Mortgage Loans

                                                                                Weighted    Average
                            Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                             Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Amortization Type             Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------------
30/15 Balloon                     244    $  9,158,358.30       2.93%    9.989%       717  $ 37,534.26        99.36%    20.43%
5 Year IO                         936     191,270,623.76      61.29     7.123        646   204,348.96        80.54     53.85
Fully Amortizing                  784     111,634,247.95      35.77     7.578        629   142,390.62        81.33     60.70
-----------------------------------------------------------------------------------------------------------------------------
Total:                          1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

                  Loan Programs for the Group 1 Mortgage Loans

                                                                                Weighted    Average
                            Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                             Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Loan Programs                 Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------------
High Street                       475    $ 70,727,252.77      22.66%    7.297%       621  $148,899.48        82.22%    76.57%
Main Street                       239      39,787,974.92      12.75     7.954        576   166,476.88        80.53     72.11
Wall Street                     1,250     201,548,002.32      64.59     7.280        663   161,238.40        81.25     44.55
-----------------------------------------------------------------------------------------------------------------------------
Total:                          1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%


CREDIT | FIRST                                                                27
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   State Distributions of Mortgaged Properties for the Group 1 Mortgage Loans

                                                                                Weighted    Average
                            Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
State Distributions of       Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Mortgaged Properties          Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------------
Arizona                           166    $ 27,154,063.31       8.70%    7.429%       634  $163,578.69        81.68%    65.21%
Arkansas                            4         322,798.02       0.10     8.505        573    80,699.50        88.59    100.00
California                        295      72,681,200.19      23.29     6.947        643   246,376.95        78.01     47.51
Colorado                          131      18,695,459.28       5.99     7.236        658   142,713.43        82.69     53.46
Connecticut                         1         147,200.00       0.05     8.900        550   147,200.00        80.00      0.00
Florida                           132      19,318,661.42       6.19     7.392        643   146,353.50        81.37     50.32
Georgia                            64       7,963,703.07       2.55     7.436        628   124,432.86        82.89     72.15
Idaho                              11       1,353,645.29       0.43     7.207        623   123,058.66        80.21     45.39
Illinois                          220      34,169,558.09      10.95     7.741        648   155,316.17        82.83     43.81
Indiana                            12       1,056,284.70       0.34     7.954        630    88,023.73        84.07     71.08
Iowa                               36       3,384,728.37       1.08     8.324        610    94,020.23        82.99     75.24
Kansas                             47       4,782,021.21       1.53     8.054        630   101,745.13        82.69     69.13
Kentucky                            2         228,000.87       0.07     9.002        552   114,000.44        89.41    100.00
Louisiana                           1         113,855.59       0.04     8.300        641   113,855.59        95.00    100.00
Maine                               3         202,948.36       0.07     8.683        600    67,649.45        91.42     37.25
Maryland                           55      10,730,327.42       3.44     7.687        646   195,096.86        80.22     47.84
Massachusetts                      56      11,491,140.49       3.68     7.601        649   205,198.94        82.59     38.44
Michigan                           45       5,779,306.96       1.85     7.793        638   128,429.04        85.57     58.64
Minnesota                          43       6,406,719.90       2.05     7.134        654   148,993.49        82.46     63.33
Mississippi                         2         196,248.61       0.06     7.369        640    98,124.30        84.10    100.00
Missouri                           80       7,818,584.25       2.51     8.095        610    97,732.30        84.85     76.17
Nebraska                           17       1,415,790.44       0.45     7.816        648    83,281.79        83.63     77.69
Nevada                             43       7,687,365.56       2.46     7.095        645   178,775.94        80.41     66.26
New Hampshire                      13       1,922,691.16       0.62     7.328        645   147,899.32        86.25     50.70
New Jersey                         13       2,559,290.98       0.82     7.763        666   196,868.54        81.32     35.72
New Mexico                          2         246,831.78       0.08     7.959        629   123,415.89        81.86    100.00
North Carolina                      6         764,817.10       0.25     7.396        626   127,469.52        83.50     89.28
Ohio                                2         371,876.12       0.12     7.711        670   185,938.06        81.60     43.53
Oklahoma                            5         478,723.31       0.15     7.629        602    95,744.66        83.14     84.61
Oregon                             34       5,165,565.58       1.66     7.225        654   151,928.40        82.84     48.37
Pennsylvania                        4         501,570.90       0.16     7.380        603   125,392.72        82.01     75.97
Rhode Island                       10       2,253,985.94       0.72     6.784        645   225,398.59        79.34     51.97
South Carolina                      1         123,250.00       0.04     7.250        626   123,250.00        85.00    100.00
South Dakota                        1         111,017.17       0.04     7.000        586   111,017.17        80.00    100.00
Tennessee                          16       1,405,113.27       0.45     8.524        617    87,819.58        85.80     75.67
Texas                             142      12,266,467.34       3.93     7.541        640    86,383.57        80.95     58.43
Utah                               19       2,024,679.10       0.65     7.520        634   106,562.06        85.17     78.10
Vermont                             3         550,381.47       0.18     8.628        639   183,460.49        85.06     28.11
Washington                        173      28,175,665.92       9.03     7.198        645   162,865.12        82.73     69.92
Virginia                           38       7,887,522.97       2.53     7.179        650   207,566.39        81.82     43.98
West Virginia                       3         597,251.75       0.19     8.119        614   199,083.92        90.47    100.00
Wisconsin                          12       1,398,916.76       0.45     7.796        620   116,576.40        82.37     79.25
Wyoming                             1         158,000.00       0.05     6.550        633   158,000.00        79.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                          1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

No more than approximately 0.53% of the Group 1 Mortgage Loans will be secured by mortgaged properties located in any one zip code.


CREDIT | FIRST                                                                28
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

          Original Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                               Weighted    Average
                           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Original Loan-to   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
-Value Ratios                Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
50.00% or less                    25    $  4,234,662.81       1.36%    7.222%       606  $169,386.51        43.08%    52.33%
50.01% to 55.00%                  14       3,074,059.45       0.99     6.882        614   219,575.68        53.13     50.49
55.01% to 60.00%                  26       4,660,273.60       1.49     7.383        605   179,241.29        57.83     65.51
60.01% to 65.00%                  22       4,202,627.90       1.35     7.394        624   191,028.54        62.62     65.95
65.01% to 70.00%                  63      12,106,007.09       3.88     7.473        619   192,158.84        68.99     43.25
70.01% to 75.00%                 104      14,579,235.29       4.67     7.447        612   140,184.95        73.78     57.51
75.01% to 80.00%                 873     149,014,659.62      47.75     7.081        652   170,692.62        79.76     53.23
80.01% to 85.00%                 223      42,242,828.12      13.54     7.303        642   189,429.72        84.53     52.25
85.01% to 90.00%                 292      55,714,974.15      17.85     7.601        631   190,804.71        89.73     63.00
90.01% to 95.00%                  85      13,369,976.01       4.28     8.064        621   157,293.84        94.59     83.33
95.01% to 100.00%                237       8,863,925.97       2.84     9.987        718    37,400.53        99.94     20.32
----------------------------------------------------------------------------------------------------------------------------
Total:                         1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group 1 Mortgage Loans ranged from 30.33% to 100.00% and the weighted average Original Loan-to-Value of the Group 1 Mortgage Loans was approximately 81.38%.

          Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                               Weighted    Average
                           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Original Loan-to   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
-Value Ratios                Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
50.00% or less                    24    $  4,147,758.40        1.33%    7.185%      607  $172,823.27        43.09%    51.33%
50.01% - 55.00%                   15       3,160,963.85        1.01     6.940       612   210,730.92        52.84     51.85
55.01% - 60.00%                   26       4,660,273.60        1.49     7.383       605   179,241.29        57.83     65.51
60.01% - 65.00%                   21       4,099,222.90        1.31     7.398       622   195,201.09        62.63     67.61
65.01% - 70.00%                   57      11,538,926.42        3.70     7.393       620   202,437.31        68.95     42.01
70.01% - 75.00%                   68      11,969,613.18        3.84     7.436       607   176,023.72        73.64     56.03
75.01% - 80.00%                  196      38,908,209.09       12.47     7.431       629   198,511.27        79.31     47.75
80.01% - 85.00%                  119      22,154,986.64        7.10     7.468       627   186,176.36        84.35     56.05
85.01% - 90.00%                  243      47,990,428.29       15.38     7.578       631   197,491.47        89.20     59.70
90.01% - 95.00%                  122      21,257,701.59        6.81     7.704       635   174,243.46        89.63     70.47
95.01% - 100.00%               1,073     142,175,146.04       45.56     7.223       661   132,502.47        82.33     54.07
----------------------------------------------------------------------------------------------------------------------------
Total:                         1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66        81.38%    55.32%

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Group 1 Mortgage Loans ranged from 30.33% to 100.00% and the weighted average Combined Loan-to-Value of the Group 1 Mortgage Loans was approximately 89.81%.

                   Loan Purpose for the Group 1 Mortgage Loans

                                                                         Weighted    Average
                       Number of      Aggregate       Percent  Weighted   Average   Principal     Weighted
                        Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Loan Purpose             Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------
Purchase                   1,022    $131,593,397.81    42.17%    7.372%       659  $128,760.66        82.74%    49.95%
Refinance - Cashout          216      41,962,720.60    13.45     7.276        630   194,271.85        79.47     60.44
Refinance - Rate/Term        726     138,507,111.61    44.38     7.396        630   190,781.15        80.66     58.88
----------------------------------------------------------------------------------------------------------------------
Total:                     1,964    $312,063,230.01   100.00%    7.370%       642  $158,891.66        81.38%    55.32%


CREDIT | FIRST                                                                29
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Property Type for the Group 1 Mortgage Loans

                                                                            Weighted    Average
                          Number of      Aggregate       Percent  Weighted   Average   Principal     Weighted
                           Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Property Type               Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------
Single Family Detached        1,373    $208,261,766.05    66.74%    7.402%       637  $151,683.73        81.29%     58.25%
Planned Unit Development        291      49,210,629.16    15.77     7.247        645   169,108.69        81.51      58.26
Two-to-Four Family              107      26,822,139.79     8.60     7.377        669   250,674.20        80.81      27.27
Condominium                     167      24,456,916.45     7.84     7.332        652   146,448.60        81.96      52.68
Single Family Attached           18       2,136,347.15     0.68     7.403        652   118,685.95        84.90      77.43
Townhouse                         8       1,175,431.42     0.38     7.339        625   146,928.93        86.05      69.38
--------------------------------------------------------------------------------------------------------------------------
Total:                        1,964    $312,063,230.01   100.00%    7.370%       642  $158,891.66        81.38%     55.32%

                  Documentation for the Group 1 Mortgage Loans

                                                                               Weighted    Average
                             Number of      Aggregate       Percent  Weighted   Average   Principal     Weighted
                              Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average    Percent
Documentation                  Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,107    $172,642,754.32    55.32%    7.230%       621  $155,955.51        81.53%   100.00%
Stated Income Wage Earner          542      81,940,583.03    26.26     7.594        680   151,181.89        81.58      0.00
Stated Income Self-Employed        215      39,144,443.55    12.54     7.439        665   182,067.18        80.14      0.00
12 Month Bank Statements            73      13,139,821.60     4.21     7.528        624   179,997.56        82.00      0.00
24 Month Bank Statements            24       4,705,965.85     1.51     7.591        620   196,081.91        81.05      0.00
Limited Documentation                3         489,661.66     0.16     7.240        650   163,220.55        81.29      0.00
----------------------------------------------------------------------------------------------------------------------------
Total:                           1,964    $312,063,230.01   100.00%    7.370%       642  $158,891.66        81.38%    55.32%

                    Occupancy for the Group 1 Mortgage Loans

                                                                        Weighted    Average
                      Number of      Aggregate       Percent  Weighted   Average   Principal     Weighted
                       Mortgage  Principal Balance  Mortgage   Average   Credit     Balance       Average     Percent
Occupancy               Loans       Outstanding       Pool     Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------
Investment Property          93    $ 16,150,933.69     5.18%    7.868%       665  $173,665.95        76.11%    28.54%
Primary Home              1,871     295,912,296.33    94.82     7.342        641   158,157.29        81.67     56.78
---------------------------------------------------------------------------------------------------------------------
Total:                    1,964    $312,063,230.01   100.00%    7.370%       642  $158,891.66        81.38%    55.32%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


CREDIT | FIRST                                                                30
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

            Mortgage Loan Age Summary for the Group 1 Mortgage Loans

                                                                   Weighted    Average
               Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Mortgage Loan   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Age Summary      Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------  -------------------------------------------------------
0                    124    $ 19,144,036.00       6.13%    7.580%       655  $154,387.39        81.14%    42.41%
1                    891     142,447,128.79      45.65     7.361        644   159,873.32        81.47     55.39
2                    741     114,433,868.44      36.67     7.434        638   154,431.67        81.40     56.16
3                    200      34,030,993.97      10.91     7.093        640   170,154.97        81.00     59.98
4                      8       2,007,202.82       0.64     7.031        619   250,900.35        82.24     47.13
---------------------------------------------------------------------------------------------------------------
Total:             1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

As of the Cut-off Date, the weighted average age of the Group 1 Mortgage Loans was approximately 2 months.

         Original Prepayment Penalty Term for the Group 1 Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Original Prepayment   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Penalty Term           Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------
6 Months                    46    $  4,759,013.81       1.53%    8.041%       630  $103,456.82        82.63%    69.46%
12 Months                   25       5,911,097.98       1.89     7.116        656   236,443.92        81.38     45.56
24 Months                1,090     186,235,463.78      59.68     7.188        639   170,858.22        80.98     56.33
30 Months                    1         180,000.00       0.06     7.450        597   180,000.00        80.00    100.00
36 Months                  254      41,387,874.09      13.26     7.209        644   162,944.39        79.69     68.47
None                       548      73,589,780.35      23.58     7.897        648   134,287.92        83.26     45.14
----------------------------------------------------------------------------------------------------------------------
Total:                   1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

The weighted average prepayment penalty term at origination with respect to the Group 1 Mortgage Loans having prepayment penalties is approximately 25 months.

                  Credit Scores for the Group 1 Mortgage Loans

                                                                            Weighted    Average
                        Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                         Mortgage  Principal Balance  Mortgage     Average   Credit     Balance       Average     Percent
Range of Credit Scores    Loans       Outstanding       Pool       Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------
501 to 525                      9    $  1,084,930.63       0.35%    9.520%       512  $120,547.85        66.46%   100.00%
526 to 550                     50       7,169,069.73       2.30     8.617        543   143,381.39        78.81     69.89
551 to 575                    161      27,686,596.69       8.87     7.932        563   171,966.44        79.05     75.86
576 to 600                    231      37,103,615.60      11.89     7.454        589   160,621.71        80.11     77.82
601 to 625                    319      55,229,720.27      17.70     7.235        613   173,133.92        81.41     78.88
626 to 650                    292      50,148,638.05      16.07     7.161        638   171,741.91        81.31     65.07
651 to 675                    267      50,063,012.63      16.04     7.126        662   187,501.92        81.40     42.97
676 to 700                    268      37,089,372.67      11.89     7.381        687   138,393.18        82.89     24.54
701 to 725                    174      22,514,979.28       7.21     7.398        711   129,396.43        82.79     21.92
726 to 750                    101      12,900,262.38       4.13     7.297        736   127,725.37        83.49     19.66
751 to 775                     52       6,209,572.37       1.99     7.265        759   119,414.85        83.82     28.14
776 to 800                     39       4,512,459.72       1.45     7.546        785   115,704.10        84.40      6.38
801 to 825                      1         351,000.00       0.11     6.800        804   351,000.00        90.00    100.00
-------------------------------------------------------------------------------------------------------------------------
Total:                      1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

The Credit Scores of the Group 1 Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 804 and the weighted average Credit Score of the Group 1 Mortgage Loans that were scored as of the Cut-off Date was approximately 642.


CREDIT | FIRST                                                                31
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                   Credit Grade for the Group 1 Mortgage Loans

                                                                  Weighted    Average
              Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
               Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Credit Grade    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------
A                 1,816    $284,526,419.63      91.18%    7.313%       648  $156,677.54        81.98%    54.20%
A-                   87      16,650,178.33       5.34     7.734        596   191,381.36        78.40     65.81
B                    42       8,044,805.70       2.58     7.788        579   191,542.99        70.12     63.23
C                    15       2,158,695.52       0.69     9.580        537   143,913.03        71.72     78.90
D                     4         683,130.83       0.22    10.040        551   170,782.71        65.61    100.00
---------------------------------------------------------------------------------------------------------------
Total:            1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

             Margins for the Group 1 Adjustable-Rate Mortgage Loans

                                                                      Weighted    Average
                  Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Margins    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%          3    $    450,203.42       0.16%    7.414%       612  $150,067.81        79.86%   100.00%
3.001% to 3.500%          4         465,986.41       0.17     7.335        641   116,496.60        80.00     43.74
3.501% to 4.000%         75      11,783,505.40       4.26     7.385        661   157,113.41        80.20     47.64
4.001% to 4.500%          1         310,593.64       0.11     7.800        614   310,593.64        75.00      0.00
5.001% to 5.500%        246      49,566,194.10      17.91     7.239        617   201,488.59        83.06     73.65
5.501% to 6.000%        804     157,196,833.35      56.82     7.158        643   195,518.45        80.70     52.36
6.001% to 6.500%        412      56,785,257.62      20.52     7.603        647   137,828.30        80.50     46.43
6.501% to 7.000%          1         115,855.00       0.04     6.850        634   115,855.00        85.00    100.00
-------------------------------------------------------------------------------------------------------------------
Total:                1,546    $276,674,428.94     100.00%    7.275%       640  $178,961.47        81.05%    54.78%

As of the Cut-off Date, the Gross Margins for the Group 1 Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 6.750% per annum and the weighted average Gross Margin of the Group 1 Adjustable Rate Mortgage Loans was approximately 5.755% per annum.

      Maximum Mortgage Rates for the Group 1 Adjustable-Rate Mortgage Loans

                                                                        Weighted    Average
                    Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Maximum     Mortgage  Principal Balance  Mortgage     Average   Credit     Balance       Average     Percent
Mortgage Rates        Loans       Outstanding       Pool       Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%        217    $ 45,424,539.01      16.42%    6.378%       655  $209,329.67        79.07%   74.65%
12.501% to 13.000%        464      88,471,632.98      31.98     6.822        655   190,671.62        80.09    56.08
13.001% to 13.500%        314      56,090,035.53      20.27     7.304        641   178,630.69        80.44    50.22
13.501% to 14.000%        283      50,141,120.01      18.12     7.795        628   177,177.10        83.02    40.92
14.001% to 14.500%        113      16,963,876.94       6.13     8.287        612   150,122.80        84.87    48.38
14.501% to 15.000%         88      12,131,340.84       4.38     8.776        600   137,856.15        85.52    50.97
15.001% to 15.500%         28       3,550,448.95       1.28     9.303        580   126,801.75        79.44    61.77
15.501% to 16.000%         24       2,470,518.57       0.89     9.754        562   102,938.27        83.09    72.86
16.001% to 16.500%         12       1,106,892.92       0.40    10.340        537    92,241.08        74.12    78.66
16.501% to 17.000%          3         324,023.20       0.12    10.573        547   108,007.73        79.35    26.90
---------------------------------------------------------------------------------------------------------------------
Total:                  1,546    $276,674,428.94     100.00%    7.275%       640  $178,961.47        81.05%   54.78%

As of the Cut-off Date, the Maximum Mortgage Rates for the Group 1 Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 16.600% per annum and the weighted average Maximum Mortgage Rate of the Group 1 Adjustable Rate Mortgage Loans was approximately 13.275% per annum.


CREDIT | FIRST                                                                32
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

    Next Rate Adjustment Date for the Group 1 Adjustable-Rate Mortgage Loans

                                                                     Weighted     Average
                 Number of      Aggregate      Percent of  Weighted   Average    Principal     Weighted
Next Rate         Mortgage  Principal Balance   Mortgage    Average    Credit     Balance       Average     Percent
Adjustment Date    Loans       Outstanding        Pool      Coupon      Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------
July 2007                3    $    719,920.00       0.26%    7.625%        624  $239,973.33        82.27%    30.56%
August 2007             92      17,789,891.69       6.43     6.867         638   193,368.39        81.76     60.92
September 2007         463      80,389,630.81      29.06     7.336         637   173,627.71        81.16     52.82
October 2007           651     117,727,831.54      42.55     7.268         641   180,841.52        81.10     54.42
November 2007           85      15,222,838.00       5.50     7.470         652   179,092.21        81.08     41.96
July 2008                4         972,282.82       0.35     6.748         600   243,070.70        79.69     42.28
August 2008             61      12,070,676.70       4.36     7.184         634   197,879.95        79.99     58.42
September 2008         114      18,434,018.46       6.66     7.448         631   161,701.92        80.74     64.31
October 2008            45       7,883,434.44       2.85     7.296         652   175,187.43        82.86     60.30
November 2008            4         595,440.00       0.22     6.987         687   148,860.00        81.04     54.20
August 2010              4         834,399.46       0.30     6.591         652   208,599.87        70.43    100.00
September 2010          11       2,182,470.56       0.79     6.839         673   198,406.41        81.56     61.51
October 2010             7       1,444,094.46       0.52     7.164         675   206,299.21        71.66     58.45
November 2010            2         407,500.00       0.15     7.491         655   203,750.00        76.54     39.26
-------------------------------------------------------------------------------------------------------------------
Total:               1,546    $276,674,428.94     100.00%    7.275%        640  $178,961.47        81.05%    54.78%

                    Lien Type for the Group 1 Mortgage Loans

                                                               Weighted    Average
           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
            Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Lien Type    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------
1              1,719    $302,875,953.71      97.06%    7.290%       640  $176,193.11        80.83%    56.38%
2                245       9,187,276.30       2.94     9.989        717    37,499.09        99.36     20.37
------------------------------------------------------------------------------------------------------------
Total:         1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%


CREDIT | FIRST                                                                33
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Hypothetical Available Funds Rate Table

Class A and Class M Notes

------------------------------------------------------------
                Aggregate Available     Aggregate Available
Payment Date   Funds Rate (%) (1)(2)   Funds Rate (%) (1)(3)
------------------------------------------------------------
December-05             4.544                   4.544
January-06              6.432                  12.250
February-06             6.457                  12.250
March-06                6.916                  12.250
April-06                6.469                  12.250
May-06                  6.615                  12.250
June-06                 6.453                  12.250
July-06                 6.589                  12.250
August-06               6.449                  12.250
September-06            6.462                  12.250
October-06              6.599                  12.250
November-06             6.458                  12.250
December-06             6.615                  12.250
January-07              6.487                  12.250
February-07             6.486                  12.250
March-07                6.947                  12.250
April-07                6.484                  12.250
May-07                  6.636                  12.250
June-07                 6.481                  12.250
July-07                 6.687                  12.250
August-07               6.549                  12.250
September-07            6.565                  12.250
October-07              7.832                  10.894
November-07             8.118                  10.776
December-07             8.367                  11.189
January-08              8.690                  11.716
February-08             8.688                  11.853
March-08                9.261                  11.777
April-08                8.765                  11.644
May-08                  9.058                  12.210
June-08                 8.820                  10.284
July-08                 9.140                  10.817
August-08               8.855                  10.537
September-08            8.902                  10.615
October-08              9.348                  11.485
November-08             9.058                  11.378
December-08             9.354                  11.750
January-09              9.047                  11.605
February-09             9.067                  10.518
March-09               10.046                  11.658
April-09                9.080                  10.909
May-09                  9.384                  11.458
June-09                 9.083                  11.084
July-09                 9.391                  11.664
August-09               9.090                  11.283
September-09            9.091                  11.293
October-09              9.396                  11.722
November-09             9.095                  11.340
December-09             9.400                  11.714
January-10              9.099                  11.357
February-10             9.102                  11.354
March-10               10.080                  12.250

(1)  Available Funds Rate means for any Payment Date and for any Class of Notes,
     (a) the amount of all interest received in respect of the Mortgage Loans with respect to the related Due Period plus any net swap payments received by the trust for that Payment Date, less expenses of the trust (including the servicing fee, master servicing fee, owner trustee fee and securities administrator fee) and less any net swap payments to the swap counterparty for such Payment Date divided by (b) the product of (i) the aggregate Note principal balance as of the first day of the related Accrual Period multiplied by (ii) (A) the actual number of days in the related Accrual Period (or, in the case of the Class M10, Class M11, Class M12 and Class M13 Notes, 30) divided by (B) 360. Subject to the Fixed Rate Cap of 12.25%.

(2) Assumes no losses, 20% cleanup call, 100% of the prepayment assumption on the mortgage loans, and 1 month LIBOR and 6 month LIBOR remain constant at 4.051% and 4.376%, respectively.

(3) Assumes no losses, 20% cleanup call, 100% of the prepayment assumption on the mortgage loans, and 1 month LIBOR and 6 month LIBOR remain constant at 4.051% and 4.376%, respectively, for the first Payment Date and all increase to 20.00% after the first Payment Date.


CREDIT | FIRST                                                                34
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Bond Sensitivity Tables (to 20% Call)

Class 1-A

Prepay Speed         0% PPA   80% PPA   100% PPA   150% PPA   200% PPA
----------------------------------------------------------------------
WAL (yr)              19.76      2.47      1.89       1.27       1.02
MDR (yr)              12.75      2.27      1.77       1.22       0.99
Prin Window (mos)   1 - 334    1 - 67    1 - 52     1 - 27     1 - 23
----------------------------------------------------------------------


CREDIT | FIRST                                                                35
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Bond Sensitivity Tables (to 10% Call)

Class 1-A

Prepay Speed         0% PPA   80% PPA   100% PPA   150% PPA   200% PPA
----------------------------------------------------------------------
WAL (yr)              19.88      2.70      2.07       1.27       1.02
MDR (yr)              12.78      2.44      1.92       1.22       0.99
Prin Window (mos)   1 - 348    1 - 94    1 - 74     1 - 27     1 - 23
----------------------------------------------------------------------


CREDIT | FIRST                                                                36
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Bond Sensitivity Tables (to Maturity)

Class 1-A

Prepay Speed         0% PPA   80% PPA   100% PPA   150% PPA   200% PPA
----------------------------------------------------------------------
WAL (yr)              19.92      2.93       2.26      1.27       1.02
MDR (yr)              12.79      2.59       2.05      1.22       0.99
Prin Window (mos)   1 - 359   1 - 208    1 - 176    1 - 27     1 - 23
----------------------------------------------------------------------


CREDIT | FIRST                                                                37
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Excess Spread

The table below displays excess spread in basis points. Calculations are run to 10% call at both static (1ML = 4.051%, 6ML = 4.376%)and fwd LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the Mortgage Loans based on the net mortgage rates in effect on the related due date (as well as any swap payments received from the swap counterparty) minus (b) the total interest due on the Notes, the Owner Trustee Fee and net swap payments owed to the swap counterparty, divided by (y) the aggregate principal balance of the Notes as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed of 100% PPC for the mortgage loans, (2) no defaults and no losses:

--------------------------------------------------------------------------
Period    Excess Spread (%) (Static LIBOR)   Excess Spread (%) (FWD LIBOR)
--------------------------------------------------------------------------
Avg yr1                 1.977                            1.806
Avg yr2                 2.354                            1.957
Avg yr3                 4.319                            3.984
Avg yr4                 4.658                            4.341
Avg yr5                 4.750                            4.409
--------------------------------------------------------------------------




--------------------------------------------------------------------------------------
         Excess Spread (%)                                           Excess Spread (%)
Period    (Static LIBOR)     1 Month Fwd LIBOR   6 Month Fwd LIBOR      (Fwd LIBOR)
--------------------------------------------------------------------------------------
   1           0.224              4.051000            4.376000             0.224
--------------------------------------------------------------------------------------
   2           2.051              4.186866            4.458283             2.004
--------------------------------------------------------------------------------------
   3           2.074              4.336182            4.530843             1.952
--------------------------------------------------------------------------------------
   4           2.508              4.407654            4.583801             2.358
--------------------------------------------------------------------------------------
   5           2.081              4.449696            4.623884             1.899
--------------------------------------------------------------------------------------
   6           2.218              4.588465            4.660339             1.976
--------------------------------------------------------------------------------------
   7           2.059              4.535758            4.665910             1.869
--------------------------------------------------------------------------------------
   8           2.184              4.614218            4.684693             1.970
--------------------------------------------------------------------------------------
   9           2.047              4.648016            4.698951             1.830
--------------------------------------------------------------------------------------
   10          2.055              4.643626            4.716205             1.819
--------------------------------------------------------------------------------------
   11          2.179              4.664273            4.742604             1.944
--------------------------------------------------------------------------------------
   12          2.041              4.621255            4.773285             1.832
--------------------------------------------------------------------------------------
   13          2.182              4.646304            4.818188             1.943
--------------------------------------------------------------------------------------
   14          2.057              4.698131            4.864593             1.772
--------------------------------------------------------------------------------------
   15          2.049              4.749552            4.906517             1.754
--------------------------------------------------------------------------------------
   16          2.474              4.798972            4.942326             2.170
--------------------------------------------------------------------------------------
   17          2.033              4.844791            4.970388             1.724
--------------------------------------------------------------------------------------
   18          2.168              4.885411            4.989068             1.832
--------------------------------------------------------------------------------------
   19          2.016              4.919234            4.996733             1.710
--------------------------------------------------------------------------------------
   20          2.205              4.944662            4.992233             1.757
--------------------------------------------------------------------------------------
   21          2.069              4.960096            4.976509             1.565
--------------------------------------------------------------------------------------
   22          2.073              4.963940            4.951408             1.553
--------------------------------------------------------------------------------------
   23          3.318              4.954594            4.919244             2.689
--------------------------------------------------------------------------------------
   24          3.606              4.930462            4.882792             3.014
--------------------------------------------------------------------------------------
   25          3.828              4.892787            4.845290             3.280
--------------------------------------------------------------------------------------
   26          4.151              4.852234            4.809951             3.670
--------------------------------------------------------------------------------------
   27          4.137              4.812542            4.778370             3.694
--------------------------------------------------------------------------------------
   28          4.668              4.774839            4.751693             4.232
--------------------------------------------------------------------------------------
   29          4.193              4.740252            4.731067             3.867
--------------------------------------------------------------------------------------
   30          4.460              4.709906            4.717641             4.192
--------------------------------------------------------------------------------------
   31          4.230              4.684929            4.712561             3.909
--------------------------------------------------------------------------------------
   32          4.522              4.666447            4.716589             4.266
--------------------------------------------------------------------------------------
   33          4.245              4.655587            4.728853             3.993
--------------------------------------------------------------------------------------
   34          4.281              4.653477            4.747865             4.034
--------------------------------------------------------------------------------------
   35          4.697              4.661242            4.771884             4.482
--------------------------------------------------------------------------------------
   36          4.415              4.680012            4.798919             4.194
--------------------------------------------------------------------------------------
   37          4.678              4.708632            4.826725             4.447
--------------------------------------------------------------------------------------




   38          4.397              4.738616            4.853194             4.147
--------------------------------------------------------------------------------------
   39          4.428              4.767455            4.877599             4.085
--------------------------------------------------------------------------------------
   40          5.394              4.794796            4.899579             5.067
--------------------------------------------------------------------------------------
   41          4.490              4.820287            4.918776             4.170
--------------------------------------------------------------------------------------
   42          4.787              4.843576            4.934829             4.483
--------------------------------------------------------------------------------------
   43          4.506              4.864311            4.947377             4.167
--------------------------------------------------------------------------------------
   44          4.807              4.882140            4.956207             4.493
--------------------------------------------------------------------------------------
   45          4.522              4.896711            4.961713             4.178
--------------------------------------------------------------------------------------
   46          4.526              4.907671            4.964498             4.173
--------------------------------------------------------------------------------------
   47          4.821              4.914668            4.965239             4.492
--------------------------------------------------------------------------------------
   48          4.536              4.917351            4.964684             4.193
--------------------------------------------------------------------------------------
   49          4.832              4.916224            4.963652             4.503
--------------------------------------------------------------------------------------
   50          4.547              4.914505            4.962889             4.204
--------------------------------------------------------------------------------------
   51          4.552              4.913084            4.962602             4.208
--------------------------------------------------------------------------------------
   52          5.493              4.912028            4.962862             5.197
--------------------------------------------------------------------------------------
   53          4.563              4.911406            4.963737             4.217
--------------------------------------------------------------------------------------
   54          4.860              4.911286            4.965298             4.527
--------------------------------------------------------------------------------------
   55          4.575              4.911734            4.967612             4.225
--------------------------------------------------------------------------------------
   56          4.874              4.912820            4.970724             4.537
--------------------------------------------------------------------------------------
   57          4.589              4.914611            4.974570             4.233
--------------------------------------------------------------------------------------
   58          4.595              4.917174            4.979053             4.235
--------------------------------------------------------------------------------------
   59          4.899              4.920579            4.984062             4.557
--------------------------------------------------------------------------------------
   60          4.619              4.924891            4.989480             4.259
--------------------------------------------------------------------------------------
   61          4.918              4.930028            4.995178             4.566
--------------------------------------------------------------------------------------
   62          4.635              4.935431            5.001042             4.267
--------------------------------------------------------------------------------------
   63          4.640              4.940959            5.007056             4.265
--------------------------------------------------------------------------------------
   64          5.595              4.946622            5.013228             5.261
--------------------------------------------------------------------------------------
   65          4.652              4.952427            5.019566             4.274
--------------------------------------------------------------------------------------
   66          4.954              4.958383            5.026079             4.590
--------------------------------------------------------------------------------------
   67          4.665              4.964497            5.032775             4.277
--------------------------------------------------------------------------------------
   68          4.969              4.970778            5.039644             4.596
--------------------------------------------------------------------------------------
   69          4.679              4.977235            5.046609             4.282
--------------------------------------------------------------------------------------
   70          4.688              4.983874            5.053567             4.282
--------------------------------------------------------------------------------------
   71          4.998              4.990704            5.060411             4.613
--------------------------------------------------------------------------------------
   72          4.712              4.997733            5.067029             4.308
--------------------------------------------------------------------------------------
   73          5.021              5.004870            5.073303             4.624
--------------------------------------------------------------------------------------
   74          4.734              5.011707            5.079125             4.318
--------------------------------------------------------------------------------------


CREDIT | FIRST                                                                38
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

CSFB Contacts

--------------------------------------------------------------------------
                            NAME                           PHONE EXTENSION
--------------------------------------------------------------------------
Asset Finance:              Brendan J. Keane                (212) 325-6459
                            Boris Grinberg                  (212) 325-4375
                            Kenny Rosenberg                 (212) 325-3587
                            Stephen Marchi                  (212) 325-0785
                            Carrina Chan - Structuring      (212) 325-2384
                            Pooja Pathak - Structuring      (212) 325-0616
                            David Steinberg - Collateral    (212) 325-2774
                            Faisal Kazmi - Collateral       (212) 325-0392

Asset Backed Syndication:   Tricia Hazelwood                (212) 325-8549
                            Jim Drvostep                    (212) 325-8549
                            Garrett Smith                   (212) 325-8549
                            Melissa Simmons                 (212) 325-8549
--------------------------------------------------------------------------

Rating Agency Contacts

--------------------------------------------------------------------------
                            NAME                           PHONE EXTENSION
--------------------------------------------------------------------------
Moody's:                    Shachar Gonen                   (212) 553-3711
                            Danise Chui                     (212) 553-1022

S&P:                        David Glehan                    (212) 438-7324
                            Sharif Mahdavian                (212) 438-2412
                            Jonathan Hierl                  (212) 438-2555
                            Rebecca Neary                   (212) 438-3026

Fitch:                      Tara Sweeney                    (212) 908-0347
                            Sarah Wanchock                  (212) 908-0723
--------------------------------------------------------------------------


CREDIT | FIRST                                                                39
SUISSE | BOSTON

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED OCTOBER 26, 2005

--------------------------------------------------------------------------------

                          $1,156,009,000 (Approximate)

                                [FIELDSTONE LOGO]

              FIELDSTONE MORTGAGE INVESTMENT TRUST, SERIES 2005-3

                   FIELDSTONE MORTGAGE INVESTMENT CORPORATION
                                   Depositor

                       FIELDSTONE INVESTMENT CORPORATION
                                     Seller

                             WELLS FARGO BANK, N.A.
               Trust Administrator, Master Servicer and Custodian

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                  Sub-Servicer

                                October 26, 2005

--------------------------------------------------------------------------------

                                CREDIT | FIRST
                                SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Computational Materials Disclaimer

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please contact the CSFB Syndicate Desk at (212) 325-8549 for additional information.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Fieldstone Mortgage Investment Corp., Series 2005-3

$1,156,009,000 (Approximate)
Subject to Revision

----------------------------------------


             APPROX
CLASS      SIZE ($)(1)        COUPON
----------------------------------------
1-A      $  316,989,000
2-A1     $  294,358,000   LIBOR + [ ](3)
2-A2     $  262,801,000   LIBOR + [ ](3)
2-A3     $   15,000,000   LIBOR + [ ](3)
M1       $   44,283,000   LIBOR + [ ](3)
M2       $   41,369,000   LIBOR + [ ](3)
M3       $   27,968,000   LIBOR + [ ](3)
M4       $   19,811,000   LIBOR + [ ](3)
M5       $   19,228,000   LIBOR + [ ](3)
M6       $   18,645,000   LIBOR + [ ](3)
M7       $   18,645,000   LIBOR + [ ](3)
M8       $   15,149,000   LIBOR + [ ](3)
M9       $   12,819,000   LIBOR + [ ](3)
M10      $   20,976,000     [5.00]%(3)
M11      $   11,653,000     [5.00]%(3)
M12      $    8,740,000     [5.00]%(3)
M13      $    7,575,000     [5.00]%(3)
----------------------------------------
Total:   $1,156,009,000
========================================

-----------------------------------------------------------------------------------------------------------------
                              PAYMENT                                                                EXPECTED
           WAL (YRS)           WINDOW                                  EXPECTED       STATED          RATINGS
           (CALL(2) /        (CALL(2) /       PAYMENT    INTEREST       FINAL         FINAL      (MOODY'S / S&P /
CLASS      MATURITY)         MATURITY)         DELAY      ACCRUAL    MATURITY(2)   MATURITY(4)        FITCH)
-----------------------------------------------------------------------------------------------------------------
1-A                                           Information Not Provided Hereby                       Aaa/AAA/AAA
2-A1      1.00 / 1.00     1 - 21 / 1 - 21        0      Actual/360    8/25/2007      2/1/2036       Aaa/AAA/AAA
2-A2      2.93 / 3.01    21 - 74 / 21 - 102      0      Actual/360    1/25/2012      2/1/2036       Aaa/AAA/AAA
2-A3     6.17 / 10.64   74 - 74 / 102 - 168      0      Actual/360    1/25/2012      2/1/2036       Aaa/AAA/AAA
M1        4.90 / 5.36    50 - 74 / 50 - 148      0      Actual/360    1/25/2012      2/1/2036       Aa1/AA+/AA+
M2        4.64 / 5.09    46 - 74 / 46 - 142      0      Actual/360    1/25/2012      2/1/2036       Aa2/AA+/AA
M3        4.51 / 4.94    44 - 74 / 44 - 135      0      Actual/360    1/25/2012      2/1/2036       Aa3/AA+/AA-
M4        4.44 / 4.86    42 - 74 / 42 - 129      0      Actual/360    1/25/2012      2/1/2036        A1/AA+/A+
M5        4.39 / 4.80    41 - 74 / 41 - 125      0      Actual/360    1/25/2012      2/1/2036         A2/AA/A
M6        4.36 / 4.74    40 - 74 / 40 - 120      0      Actual/360    1/25/2012      2/1/2036        A3/AA/A-
M7        4.33 / 4.68    39 - 74 / 39 - 114      0      Actual/360    1/25/2012      2/1/2036      Baa1/A+/BBB+
M8        4.30 / 4.62    39 - 74 / 39 - 108      0      Actual/360    1/25/2012      2/1/2036       Baa2/A+/BBB
M9        4.29 / 4.56    38 - 74 / 38 - 101      0      Actual/360    1/25/2012      2/1/2036      Baa3/A/BBB-
M10                                           Information Not Provided Hereby                        NR/A-/NR
M11                                           Information Not Provided Hereby                       NR/BBB+/NR
M12                                           Information Not Provided Hereby                        NR/BBB/NR
M13                                           Information Not Provided Hereby                       NR/BBB-/NR
-----------------------------------------------------------------------------------------------------------------
Total:
=================================================================================================================

(1)  Subject to a permitted variance of [+/- 5%].

(2) The Notes will be priced assuming 100% of the Prepayment Assumption to the 10% cleanup call. 100% of the Prepayment Assumption assumes, for the fixed rate mortgage loans, 20% HEP, and for the adjustable rate mortgage loans, 8% CPR for the first month and an additional 2% each month until reaching 30% CPR in month 12 and remaining constant through month 22, remaining constant at 55% CPR for months 23 through 27 and then remaining constant at 35% CPR for month 28 and thereafter. The CPR will be capped at a maximum of 95% for the adjustable rate mortgage loans.

(3) On and after the Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans as of the beginning of the related Due Period is less than 20% of the sum of (i) the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date and (ii) the initial Pre-Funding Amount (the "Cut-off Date Pool Balance"), Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the Trust. If Fieldstone Servicing Corp. has not exercised the optional termination right on the first Payment Date on which the aggregate unpaid balance of the Mortgage Loans as of the beginning of the related Due Period is less than 10% of the Cut-off Date Pool Balance, then on the following and each subsequent Payment Date, the margins for the Class A Notes will double, the margins for the Subordinate Notes, excluding the Class M10, Class M11, Class M12 and Class M13 Notes, will be multiplied by 1.5 and the coupon for the Class M10, Class M11, Class M12 and Class M13 Notes will increase by 0.50%. The interest rate on each of the Notes, excluding the Class M10, Class M11, Class M12 and Class M13 Notes, is subject to a cap equal to the lesser of (i) the Available Funds Rate and (ii) the Fixed Rate Cap and the interest rate on the Class M10, Class M11, Class M12 and Class M13 Notes is subject to a cap equal to the Available Funds Rate.

(4) Assumes the Payment Date following the latest possible maturity date of any Mortgage Loan assuming a Subsequent Mortgage Loan having a maturity date of January 2036.


CREDIT | FIRST                                                                 3
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Summary of Terms

Title of the Notes               Fieldstone Mortgage Investment Trust, Series
                                 2005-3, consisting of:

                                 Class 1-A Notes (the "Group 1 Senior Notes") and Class 2-A1 Notes, Class 2-A2 Notes and
                                 Class 2-A3 Notes (the "Group 2 Senior Notes" and together with the Group 1 Senior Notes, the "Class A Notes")

                                 Class M1, Class M2, Class M3, Class M4, Class
                                 M5, Class M6, Class M7, Class M8, Class M9,
                                 Class M10, Class M11, Class M12 and Class M13
                                 Notes (collectively, the "Class M Notes" or the
                                 "Subordinate Notes").

                                 Collectively, the Class A Notes and the Class M
                                 Notes are referred to as the "Notes".

Lead-Underwriter                 Credit Suisse First Boston LLC

Co-Underwriters                  Bear, Stearns & Co. Inc., Lehman Brothers Inc.
                                 and Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

Issuer                           Fieldstone Mortgage Investment Trust, Series
                                 2005-3

Depositor                        Fieldstone Mortgage Investment Corporation

Seller                           Fieldstone Investment Corporation

Master Servicer, Custodian and   Wells Fargo Bank, N.A.
Trust Administrator

Servicer Fieldstone Servicing Corp., a wholly-owned subsidiary of Fieldstone Investment Corporation

Sub-Servicer                     JPMorgan Chase Bank, National Association
                                 ("Chase"). Chase has a subprime mortgage
                                 servicer rating of "Strong" from S&P, SQ1 from
                                 Moody's and RPS1 from Fitch, the highest rating
                                 category from S&P, Moody's and Fitch. As
                                 Sub-Servicer, Chase will perform all acts of
                                 primary servicing in respect of the Mortgage
                                 Loans.

Indenture Trustee                HSBC Bank USA, National Association

Owner Trustee                    U.S. Bank Trust National Association

Ratings                          Moody's Investor Services, Inc. ("Moody's"),
                                 Standard and Poor's Rating Services, Inc.
                                 ("S&P"), and Fitch Ratings ("Fitch").

Expected Pricing Date            On or about October [28], 2005

Expected Closing Date            November [23], 2005

Cut-off Date                     November 1, 2005

Payment Dates                    Payment of principal and interest on the Notes
                                 will be made on the 25th day of each month or,
                                 if such day is not a business day, on the first
                                 business day thereafter, commencing in December
                                 2005. The first Payment Date will be December
                                 27, 2005.


CREDIT | FIRST                                                                 4
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Delay Days                       The Notes, excluding the Class M10, Class M11,
                                 Class M12 and Class M13 Notes, will have 0 days
                                 delay. The Class M10, Class M11, Class M12 and
                                 Class M13 Notes will have 24 days delay.

Day Count                        The Notes, excluding the Class M10, Class M11,
                                 Class M12 and Class M13 Notes, will accrue
                                 interest on an Actual/360 basis. The Class M10,
                                 Class M11, Class M12 and Class M13 Notes will
                                 accrue interest on a 30/360 basis.

Denominations                    Minimum $100,000; increments $1 in excess
                                 thereof for the Notes.

Accrued Interest                 The Notes, excluding the Class M10, Class M11,
                                 Class M12 and Class M13 Notes, will settle
                                 flat. The Class M10, Class M11, Class M12 and
                                 Class M13 Notes will settle with accrued
                                 interest.

Accrual Period                   The "Accrual Period" with respect to the Notes,
                                 except for the Class M10, Class M11, Class M12
                                 and Class M13 Notes, is the period from and
                                 including the preceding Payment Date (or from
                                 the Closing Date in the case of the first
                                 Payment Date) to and including the day prior to
                                 such Payment Date. The Accrual Period for the
                                 Class M10, Class M11, Class M12 and Class M13
                                 Notes for each Payment Date will be the
                                 calendar month immediately preceding the month
                                 in which the Payment Date occurs.

Due Period                       The period from the 2nd day of the immediately
                                 preceding calendar month through the 1st day of
                                 the current calendar month.

Registration                     The Notes will be available in book-entry form
                                 through DTC and upon request through
                                 Clearstream, Luxembourg and the Euroclear
                                 System.

Federal Tax Status               The offered Notes are anticipated to be treated
                                 as debt, for Federal income tax purposes, and
                                 an opinion will be delivered to that effect
                                 from counsel to the Depositor.

ERISA Eligibility                The offered Notes are expected to be ERISA
                                 eligible, subject to limitations set forth in
                                 the final prospectus supplement.

SMMEA Eligibility                The Notes are not expected to be SMMEA
                                 eligible.


CREDIT | FIRST                                                                 5
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Initial Mortgage Loans           As of November 1, 2005, the mortgage pool
                                 consists of 4,402 fully amortizing and balloon
                                 fixed rate and adjustable rate mortgage loans
                                 with an aggregate principal balance of
                                 approximately $875,331,945, and secured by
                                 first and second liens on primarily 1 - 4
                                 family properties. On the Closing Date, these
                                 mortgage loans will be delivered to the trust
                                 (the "Initial Mortgage Loans"). Approximately
                                 81.92% of the Initial Mortgage Loans are
                                 subject to prepayment penalties and
                                 approximately 61.22% of the Initial Mortgage
                                 Loans require borrower payments of interest
                                 only during their first 5 years.

                                 The mortgage pool will be divided into two groups referred to as Group 1 and Group 2.
                                 Group 1 will consist of fixed rate and
                                 adjustable rate mortgage loans (the "Group 1
                                 Mortgage Loans") that had principal balances at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property
                                 (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or
                                 $269,773.50 if the property is located in Hawaii or Alaska). Group 2 will consist of fixed rate and adjustable rate mortgage loans
                                 (the "Group 2 Mortgage Loans") that had
                                 principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1.

                                 For collateral statistics please see the "Collateral Summary" herein.

Subsequent Mortgage Loans        After the Closing Date, in addition to the
                                 Initial Mortgage Loans, approximately
                                 $290,000,000 of subsequent mortgage loans will
                                 be added to the trust, consisting of
                                 approximately (i) $103,387,449 of conforming
                                 balance mortgage loans (the "Subsequent Group 1
                                 Mortgage Loans") and (ii) approximately
                                 $186,612,551 of conforming balance and
                                 non-conforming balance mortgage loans (the
                                 "Subsequent Group 2 Mortgage Loans"). The
                                 Subsequent Group 1 Mortgage Loans and the
                                 Subsequent Group 2 Mortgage Loans are
                                 collectively referred to herein as the
                                 "Subsequent Mortgage Loans." The Initial
                                 Mortgage Loans and the Subsequent Mortgage
                                 Loans are collectively referred to herein as
                                 the "Mortgage Loans".

Pre-Funding Account              On the Closing Date, a deposit of approximately
                                 $290,000,000 (the "Pre-Funding Amount") will be
                                 made to an account (the "Pre-Funding Account").
                                 Approximately $103,387,449 will be used to
                                 purchase Subsequent Group 1 Mortgage Loans and
                                 $186,612,551 will be used to purchase
                                 Subsequent Group 2 Mortgage Loans. During the
                                 period from the Closing Date to February 22,
                                 2006 (the "Pre-Funding Period"), the
                                 Pre-Funding Amount will be used to purchase
                                 Subsequent Mortgage Loans having similar
                                 characteristics as the Initial Mortgage Loans.

Cut-off Date Pool Balance        The aggregate unpaid principal balance of the
                                 Mortgage Loans as of the Cut-off Date and the
                                 initial Pre-Funding Amount. This Cut-off Date
                                 Pool Balance will be approximately
                                 $1,165,331,945.

Repurchase or Substitution of    The Servicer shall have the option at any time
Mortgage Loans                   to purchase any delinquent Mortgage Loan or
                                 substitute an eligible Substitute Mortgage Loan
                                 for any delinquent Mortgage Loan as defined in
                                 the Transfer and Servicing Agreement.

                                 In addition, in connection with its management of the liquidation of defaulted Mortgage Loans, the Servicer will have sole discretion, subject to the terms of the Transfer and Servicing
                                 Agreement, to sell delinquent Mortgage Loans;
                                 provided, however, that the Servicer shall not take any action that is inconsistent with or prejudices the interest of the noteholders in any Mortgage Loan or the rights and interest of the Depositor, the Indenture Trustee, the Master Servicer, the Trust Administrator and the noteholders.


CREDIT | FIRST                                                                 6
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Total Deal Size                  Approximately $1,156,009,000.

Optional Termination             On and after the first Payment Date on which
                                 the aggregate unpaid principal balance of the
                                 Mortgage Loans (the "Pool Balance") as of the
                                 beginning of the related Due Period is less
                                 than 20% of the Cut-off Date Pool Balance,
                                 Fieldstone Servicing Corp., as owner of the
                                 servicing rights, will have the option to
                                 purchase the remaining Mortgage Loans from the
                                 Trust. If Fieldstone Servicing Corp. has not
                                 exercised its optional termination right on the
                                 first Payment Date on which the aggregate
                                 unpaid balance of the Mortgage Loans as of the
                                 beginning of the related Due Period is less
                                 than 10% of the Cut-off Date Pool Balance, then
                                 on each subsequent Payment Date, the margins
                                 for the Class A Notes will double, the margins
                                 for the Subordinate Notes, excluding the Class
                                 M10, Class M11, Class M12 and Class M13 Notes,
                                 will be multiplied by 1.5 and the coupon on the
                                 Class M10, Class M11, Class M12 and Class M13
                                 Notes will increase by 0.50%.

Servicing Fee                    50 basis points per annum (0.50%) on the
                                 outstanding principal balance of each Mortgage
                                 Loan as of the first day of any Due Period.

Master Servicer and Trust        0.20 basis points per annum (0.0020%) on the
Administrator Fee                outstanding principal balance of each Mortgage
                                 Loan as of the first day of any Due Period.

Owner Trustee Fee                $3,000 per annum, payable monthly.

Note Rate                        The Note Rate on each Class of Notes, excluding
                                 the Class M10, Class M11, Class M12 and Class
                                 M13 Notes, is equal to the least of (i) the
                                 Formula Rate, (ii) the Available Funds Rate and
                                 (iii) the Fixed Rate Cap. The Note Rate for the
                                 first Payment Date for such Notes will equal
                                 the Formula Rate. The Class M10, Class M11,
                                 Class M12 and Class M13 Notes will initially
                                 accrue interest at a rate equal to the lesser
                                 of (i) [5.00]% per annum, and (ii) the
                                 Available Funds Rate. After the Payment Date on
                                 which the aggregate principal balance of the
                                 Mortgage Loans is less than 10% of the Cut-off
                                 Date Pool Balance, the rate referred to in
                                 clause (i) will increase to [5.50]% per annum.

Formula Rate                     One-Month LIBOR plus a margin for each class of
                                 Notes, excluding the Class M10, Class M11,
                                 Class M12 and Class M13 Notes.

Available Funds Rate             For any Payment Date and for any Class of
                                 Notes, (a) the amount of all interest received
                                 in respect of the Mortgage Loans with respect
                                 to the related Due Period plus any net swap
                                 payments received by the trust for that Payment
                                 Date, less expenses of the trust (including the
                                 servicing fee, master servicing fee, owner
                                 trustee fee and securities administrator fee)
                                 and less any net swap payments to the swap
                                 counterparty for such Payment Date divided by
                                 (b) the product of (i) the aggregate Note
                                 principal balance as of the first day of the
                                 related Accrual Period multiplied by (ii) (A)
                                 the actual number of days in the related
                                 Accrual Period (or, in the case of the Class
                                 M10, Class M11, Class M12 and Class M13 Notes,
                                 30) divided by (B) 360.

Fixed Rate Cap                   As to any Payment Date (other than the first
                                 Payment Date), a per annum rate equal to
                                 12.25%.

Monthly Interest                 The interest accrued during the related Accrual
                                 Period at the applicable Note Rate.


CREDIT | FIRST                                                                 7
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Available Funds Shortfall        To the extent that the amount of interest
                                 payable to a Class of Notes on any Payment Date
                                 at (a) the lesser of (i) the Formula Rate and
                                 (ii) the Fixed Rate Cap would exceed (b) the
                                 amount of interest payable at the Available
                                 Funds Rate (such excess, an "Available Funds
                                 Shortfall"), that Class will be entitled (1) to
                                 the amount of such Available Funds Shortfall
                                 and (2) the aggregate of all Available Funds
                                 Shortfalls for such Class of Notes for all
                                 previous Payment Dates, together with interest
                                 thereon at the applicable Note Rate computed
                                 without regard to the Available Funds Rate less
                                 all payments made with respect to such Class of
                                 Notes in respect of such Available Funds
                                 Shortfalls prior to such Payment Date.

Swap Contract                    The Trust will include a swap derivative
[Preliminary and Subject to      contract for the benefit of the Notes (the
Revision]                        "Swap Contract"). The Trust will make payments
                                 based on a fixed rate of approximately [4.49]%
                                 and the applicable notional balance for the
                                 Payment Date specified below and the Trust will
                                 receive payments based on one-month LIBOR and
                                 the applicable notional balance for the Payment
                                 Date specified below. If, on any Payment Date,
                                 the Trust receives net swap payments under the
                                 swap contract, the amounts received by the
                                 Trust will be included with interest funds.

                                 -----------------------------------
                                 Payment Date   Notional Balance ($)
                                 -----------------------------------
                                  12/25/2005         700,000,000
                                   1/25/2006         700,000,000
                                   2/25/2006         600,000,000
                                   3/25/2006         600,000,000
                                   4/25/2006         550,000,000
                                   5/25/2006         550,000,000
                                   6/25/2006         600,000,000
                                   7/25/2006         600,000,000
                                   8/25/2006         600,000,000
                                   9/25/2006         550,000,000
                                  10/25/2006         550,000,000
                                  11/25/2006         550,000,000
                                  12/25/2006         500,000,000
                                   1/25/2007         450,000,000
                                   2/25/2007         450,000,000
                                   3/25/2007         450,000,000
                                   4/25/2007         450,000,000
                                   5/25/2007         425,000,000
                                   6/25/2007         450,000,000
                                   7/25/2007         325,000,000
                                   8/25/2007         275,000,000
                                   9/25/2007         250,000,000
                                  10/25/2007         125,000,000
                                  11/25/2007         100,000,000
                                  12/25/2007         100,000,000
                                   1/25/2008         100,000,000
                                   2/25/2008         100,000,000
                                   3/25/2008          75,000,000
                                   4/25/2008          75,000,000
                                   5/25/2008          75,000,000
                                   6/25/2008          25,000,000
                                   7/25/2008          25,000,000
                                   8/25/2008          25,000,000
                                   9/25/2008          25,000,000
                                  10/25/2008          25,000,000
                                  11/25/2008          25,000,000
                                  12/25/2008          25,000,000
                                   1/25/2009          25,000,000
                                 -----------------------------------

Credit Enhancements              Consist of the following:

                                 1.   Net Monthly Excess Cashflow;

                                 2.   Any net swap payments received from the
                                      swap counterparty;

                                 3.   Overcollateralization Amount; and

                                 4.   Subordination.

Overcollateralization            Excess interest will be used to pay down the
                                 principal balance of the Notes so the Pool
                                 Balance exceeds the aggregate Note balance
                                 ("Overcollateralization" or "O/C"). The
                                 "Overcollateralization Amount" with respect to
                                 any Payment Date will be the amount by which
                                 the Pool Balance exceeds the aggregate
                                 outstanding Note principal balance.


CREDIT | FIRST                                                                 8
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Overcollateralization Target     Prior to the Stepdown Date, equal to 0.80% of
[Preliminary and Subject to      the Cut-off Date Pool Balance.
Revision]
                                 On or after the Stepdown Date, equal to the
                                 lesser of (x) 0.80% of the Cut-off Date Pool
                                 Balance and (y) 1.60% of the Pool Balance as of
                                 the end of the related Due Period, subject to a
                                 floor equal to 0.50% of the Cut-off Date Pool
                                 Balance, provided, however, if a Trigger Event
                                 has occurred on the related Payment Date, the
                                 Overcollateralization Target is the same as the
                                 Overcollateralization Target on the preceding
                                 Payment Date.

                                 --------------------------------------
Subordination:                   Class   Rating (M/S/F)   Subordination
                                 --------------------------------------
                                   A      Aaa/AAA/AAA         23.70%
                                  M1      Aa1/AA+/AA+         19.90%
                                  M2       Aa2/AA+/AA         16.35%
                                  M3      Aa3/AA+/AA-         13.95%
                                  M4       A1/AA+/A+          12.25%
                                  M5        A2/AA/A           10.60%
                                  M6        A3/AA/A-           9.00%
                                  M7      Baa1/A+/BBB+         7.40%
                                  M8      Baa2/A+/BBB          6.10%
                                  M9      Baa3/A/BBB-          5.00%
                                  M10       NR/A-/NR           3.20%
                                  M11      NR/BBB+/NR          2.20%
                                  M12      NR/BBB/NR           1.45%
                                  M13      NR/BBB-/NR          0.80%
                                 --------------------------------------

                                 (1)  The initial Subordination Percentages
                                      include the Initial Overcollateralization
                                      Amount of 0.80%.

Stepdown Date                    The earlier of (i) the first Payment Date on
                                 which the aggregate note principal balance of
                                 the Class A Notes has been reduced to zero and
                                 (ii) the later to occur of (1) the Payment Date
                                 in December 2008 or (2) the first Payment Date
                                 on which the aggregate note principal balance
                                 of the Class A Notes (after giving effect to
                                 payments of the principal funds amount for such
                                 Payment Date) is less than or equal to 52.60%
                                 of the aggregate stated principal balance of
                                 the Mortgage Loans as of the end of the
                                 immediately preceding Due Period.

Subordinate Class Principal      The first Payment Date on which the Senior
Payment Date                     Enhancement Percentage (i.e., the sum of the
                                 outstanding principal balance of the Class M
                                 Notes and the Overcollateralization Amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans) is greater than
                                 or equal to the "Senior Specified Enhancement
                                 Percentage", which is equal to two times the
                                 initial Class A subordination percentage
                                 (including the Initial Overcollateralization
                                 Amount).

                                 Senior Specified Enhancement Percentage:
                                 [47.40]%
                                 or
                                 [([22.90]%+[0.80]%)*2]


CREDIT | FIRST                                                                 9
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Trigger Event                    The situation that exists with respect to any
[Preliminary and Subject to      Payment Date after the Stepdown Date, if (a)
Revision]                        the quotient of (1) the aggregate stated
                                 principal balance of all Mortgage Loans 60 or
                                 more days delinquent, measured on a rolling
                                 three month basis (including Mortgage Loans in
                                 foreclosure and REO Properties) and (2) the
                                 stated principal balance of all the Mortgage
                                 Loans as of the beginning of the related Due
                                 Period), equals or exceeds the product of (i)
                                 33.75% and (ii) the required Class A
                                 subordination percentage for such Payment Date,
                                 (b) the quotient (expressed as a percentage) of
                                 (1) the aggregate realized losses incurred from
                                 the Cut-off Date through the last day of the
                                 calendar month preceding such Payment Date and
                                 (2) the Cut-off Date Pool Balance exceeds the
                                 Required Loss Percentage shown below or (c) a
                                 subordinate principal shortfall exists.

                                 -------------------------------------------------------------------------------------------
                                 PAYMENT DATE OCCURRING    REQUIRED LOSS PERCENTAGE
                                 -------------------------------------------------------------------------------------------
                                 Dec 2007 to Nov 2008      1.60% with respect to December 2007, plus an additional 1/12th of
                                                           1.95% for each month thereafter
                                 Dec 2008 to Nov 2009      3.55% with respect to December 2008, plus an additional 1/12th of
                                                           1.45% for each month thereafter
                                 Dec 2009 to Nov 2010      5.00% with respect to December 2009, plus an additional 1/12th of
                                                           1.00% for each month thereafter
                                 Dec 2010 to Nov 2011      6.00% with respect to December 2010, plus an additional 1/12th of
                                                           0.25% for each month thereafter
                                 Dec 2011 and thereafter   6.25%
                                                           (Preliminary and Subject to Revision)
                                 -------------------------------------------------------------------------------------------


CREDIT | FIRST                                                                10
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Cashflow Priority

[Preliminary and Subject to Revision]

1.   Repayment of any unreimbursed Servicer advances.

2.   Servicing Fees and Master Servicing and Trust Administrator Fees.

3.   Owner Trustee Fee.

4. To pay to the swap counterparty, to the extent not previously paid from the collection account, any net swap payment or swap termination payment owed to the swap counterparty pursuant to the Swap Contract in the event that the Trust is the defaulting party or an affected party under the Swap Contract, to be paid from available interest funds in respect of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans in an amount proportionate to their respective loan balance.

5. Available interest funds (as well as any swap payments received from the swap counterparty), as follows: (A) for available interest funds from Group 1 Mortgage Loans, Monthly Interest to the Class 1-A Notes, then Monthly Interest pro rata to the Class 2-A1 Notes, the Class 2-A2 Notes and the Class 2-A3 Notes, then Monthly Interest to the Class M1 Notes, then Monthly Interest to the Class M2 Notes, then Monthly Interest to the Class M3 Notes, then Monthly Interest to the Class M4 Notes, then Monthly Interest to the Class M5 Notes, then Monthly Interest to the Class M6 Notes, then Monthly Interest to the Class M7 Notes, then Monthly Interest to the Class M8 Notes, then Monthly Interest to the Class M9 Notes, then Monthly Interest to the Class M10 Notes, then Monthly Interest to the Class M11 Notes, then Monthly Interest to the Class M12 Notes and then Monthly Interest to the Class M13 Notes; and (B) for available interest funds from Group 2 Mortgage Loans, Monthly Interest pro rata to the Class 2-A1 Notes, the Class 2-A2 Notes and the Class 2-A3 Notes, then Monthly Interest to the Class 1-A Notes, then Monthly Interest to the Class M1 Notes, then Monthly Interest to the Class M2 Notes, then Monthly Interest to the Class M3 Notes, then Monthly Interest to the Class M4 Notes, then Monthly Interest to the Class M5 Notes, then Monthly Interest to the Class M6 Notes, then Monthly Interest to the Class M7 Notes, then Monthly Interest to the Class M8 Notes, then Monthly Interest to the Class M9 Notes, then Monthly Interest to the Class M10 Notes, then Monthly Interest to the Class M11 Notes, then Monthly Interest to the Class M12 Notes and then Monthly Interest to the Class M13 Notes.

6.   To pay unpaid Monthly Interest from prior Payment Dates.

7. To pay any unreimbursed Owner Trustee, Master Servicer, Trust Administrator, Servicer and Sub-Servicer costs to the extent provided in the Transfer and Servicing Agreement.

8. To pay to the swap counterparty, to the extent not previously paid from the collection account, any swap termination payment owed to the swap counterparty pursuant to the Swap Contract, in the event that the Trust is the defaulting party or an affected party under the Swap Contract, to be paid from available principal funds in respect of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans in an amount proportionate to their respective loan balance.

9. Available principal funds, as follows: monthly principal to the Class A Notes as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M1 Notes, then monthly principal to the Class M2 Notes, then monthly principal to the Class M3 Notes, then monthly principal to the Class M4 Notes, then monthly principal to the Class M5 Notes, then monthly principal to the Class M6 Notes, then monthly principal to the Class M7 Notes, then monthly principal to the Class M8 Notes, then monthly principal to the Class M9 Notes, then monthly principal to the Class M10 Notes, then monthly principal to the Class M11 Notes, then monthly principal to the Class M12 Notes and then monthly principal to the Class M13 Notes in each case as described under "PRINCIPAL PAYDOWN."

10. Excess interest in the order as described under "PRINCIPAL PAYDOWN" to the extent that the Overcollateralization Target exceeds the Overcollateralization Amount.

11. Excess interest and any OC release to pay any Available Funds Shortfall in respect of the Notes in the order of priority as set forth under "Principal Paydown".

12. Excess interest and any OC release to pay interest on subordinate principal shortfalls.

13. Any remaining amount will be paid in accordance with the Indenture and will not be available for payment to holders of the Notes.


CREDIT | FIRST                                                                11
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Principal Paydown

Prior to the Stepdown Date, and whenever a Trigger Event is in effect:

1. Scheduled and unscheduled principal and recoveries received from the Group 1 Mortgage Loans less OC release and the Group 1 Principal Payment Percentage of excess spread to the extent payable as principal to increase the Overcollateralization Amount to the Overcollateralization Target (the "Group 1 Principal Collections") will be paid to the Class 1-A Notes until the principal balance of the Class 1-A Notes has been reduced to zero.

2. Scheduled and unscheduled principal and recoveries received from the Group 2 Mortgage Loans less OC release and the Group 2 Principal Payment Percentage of excess spread to the extent payable as principal to increase the Overcollateralization Amount to the Overcollateralization Target (the "Group 2 Principal Collections") will be paid to the Class 2-A1 Notes until the principal balance of the Class 2-A1 Notes has been reduced to zero, then to the Class 2-A2 Notes until the principal balance of the Class 2-A2 Notes has been reduced to zero and then to the Class 2-A3 Notes until the principal balance of the Class 2-A3 Notes has been reduced to zero.

The Group 1 Principal Payment Percentage means with respect to any Payment Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal and recoveries received with respect to Group 1 Mortgage Loans and payable on such Payment Date, and the denominator of which is the amount of scheduled and unscheduled principal and recoveries received from all of the Mortgage Loans and distributable on such Payment Date.

Group 2 Principal Payment Percentage means with respect to any Payment Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal and recoveries received with respect to Group 2 Mortgage Loans and payable on such Payment Date, and the denominator of which is the amount of scheduled and unscheduled principal and recoveries received from all of the Mortgage Loans and distributable on such Payment Date.

After the Note principal balance of each Class of the Group 1 Senior Notes or of the Group 2 Senior Notes has been reduced to zero, the amounts referred to in
(1) or (2) above, as applicable, will be paid to the remaining Class A Notes in the manner referred to in (1) or (2), as the case may be. After the aggregate Note principal balance of the Class A Notes has been reduced to zero, the amounts referred to in (1) and (2) above will be paid sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class M11, Class M12 and Class M13 Notes.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

All Notes will be entitled to receive payments of principal, in the following order of priority:

1) first, (a) the Group 1 Principal Collections will be paid to the Group 1 Senior Notes, and (b) the Group 2 Principal Collections will be paid to the Group 2 Senior Notes, in each case up to the amounts necessary to maintain the subordination for the Class A Notes at its required level, as set out below;

2) second, (a) if the Group 1 Senior Notes has been reduced to zero and any Class of the Group 2 Senior Notes remains outstanding, then the Group 1 Principal Collections will be paid to the Group 2 Senior Notes, and (b) if each Class of the Group 2 Senior Notes has been reduced to zero and the Group 1 Senior Notes remains outstanding, then the Group 2 Principal Collections will be paid to the Group 1 Senior Notes, in each case up to the amounts necessary to maintain the subordination for the Class A Notes at its required level, as set out below; and

3) third, principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class M11, Class M12 and Class M13 Notes, in each case up to amounts necessary to maintain the subordination for each such Class at its required level.

Payments made to the Group 2 Senior Notes under (1) or (2) above will be allocated among each Class of Group 2 Senior Notes on a sequential basis, with amounts in accordance with the amount being paid to the Class 2-A1 Notes until the principal balance of the Class 2-A1 Notes has been reduced to zero, then to the Class 2-A2 Notes until the


CREDIT | FIRST                                                                12
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

principal balance of the Class 2-A2 Notes has been reduced to zero and then to the Class 2-A3 Notes until the principal balance of the Class 2-A3 Notes has been reduced to zero.

The required levels of subordination referred to above are as follows:

--------------
Class
--------------
A       47.40%
M1      39.80%
M2      32.70%
M3      27.90%
M4      24.50%
M5      21.20%
M6      18.00%
M7      14.80%
M8      12.20%
M9      10.00%
M10      6.40%
M11      4.40%
M12      2.90%
M13      1.60%
--------------

(1)  Includes the Overcollateralization Target Amount.

Prospectus                       The Notes will be offered pursuant to a
                                 Prospectus which includes a Prospectus
                                 Supplement (together, the "Prospectus").
                                 Complete information with respect to the Notes
                                 and the Mortgage Loans is contained in the
                                 Prospectus. The foregoing is qualified in its
                                 entirety by the information appearing in the
                                 Prospectus. To the extent that the foregoing is
                                 inconsistent with the Prospectus, the
                                 Prospectus shall govern in all respects. Sales
                                 of the Notes may not be consummated unless the
                                 purchaser has received the Prospectus.

Mortgage Loan Tables             The following tables describe the mortgage
                                 loans and the related mortgaged properties as
                                 of the Cut-off Date. The sum of the columns
                                 below may not equal the total indicated due to
                                 rounding.


CREDIT | FIRST                                                                13
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Aggregate Collateral Summary

Aggregate Outstanding Principal Balance   $875,331,945
Aggregate Original Principal Balance      $875,745,037
Number of Mortgage Loans                         4,402

                                  Minimum       Maximum       Average(1)
                                ----------   -------------   -----------
Original Principal Balance      $20,000.00   $1,200,000.00   $198,942.53
Outstanding Principal Balance   $19,788.65   $1,196,729.87   $198,848.69

                              Minimum   Maximum   Weighted Average(2)
                              -------   -------   -------------------
Original Term (mos)              180       360                   353
Stated Remaining Term (mos)      176       360                   351
Loan Age (mos)                     0         5                     2
Current Interest Rate          6.150%   10.990%                7.278%
Initial Interest Rate Cap      2.000%    3.000%                2.985%
Periodic Rate Cap              1.000%    1.000%                1.000%
Gross Margin                   3.000%    6.750%                5.729%
Maximum Mortgage Rate         12.150%   16.600%               13.154%
Minimum Mortgage Rate          6.150%   10.600%                7.154%
Months to Roll                    20        60                    24
Original Loan-to-Value         14.41%   100.00%                82.40%
Credit Score(3)                  502       815                   650

                 Earliest     Latest
                 --------   ---------
Maturity Date:   7/1/2020   11/1/2035

Lien Position   Percent of Mortgage Pool
-------------   ------------------------
1st Lien                          96.12%
2nd Lien                           3.88%

Occupancy             Percent of Mortgage Pool
-------------------   ------------------------
Investment Property                      2.58%
Primary Home                            97.42%
Total:                                 100.00%

Loan Type   Percent of Mortgage Pool
---------   ------------------------
ARM                           89.21%
FIXED                         10.79%

Year of Origination   Percent of Mortgage Pool
-------------------   ------------------------
2005                                   100.00%

Loan Purpose            Percent of Mortgage Pool
---------------------   ------------------------
Purchase                                  60.19%
Refinance - Cashout                        9.78%
Refinance - Rate/Term                     30.03%
Total:                                   100.00%

Property Type              Percent of Mortgage Pool
------------------------   ------------------------
Condominium                                   7.03%
Manufactured Home                             0.05%
Planned Unit Development                     17.10%
Single Family Attached                        0.56%
Single Family Detached                       67.73%
Townhouse                                     0.28%
Two-to-Four Family                            7.25%
Total:                                      100.00%

-------------------------------------------------------------------------------
(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.


CREDIT | FIRST                                                                14
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Mortgage Rates for the Aggregate Mortgage Loans

                                                                                  Weighted     Average     Weighted
                          Number of       Aggregate       Percent of   Weighted    Average    Principal     Average
                           Mortgage   Principal Balance    Mortgage     Average    Credit      Balance     Original    Percent
Range of Mortgage Rates     Loans        Outstanding         Pool       Coupon      Score    Outstanding      LTV     Full Doc
------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                595     $172,248,921.30       19.68%     6.387%        669   $289,493.99     80.41%     44.82%
6.501% to 7.000%              1,160      290,814,980.08       33.22      6.812         660    250,702.57     81.05      37.64
7.001% to 7.500%                759      162,574,306.70       18.57      7.302         648    214,195.40     81.95      40.20
7.501% to 8.000%                654      126,360,139.50       14.44      7.779         627    193,211.22     83.08      38.77
8.001% to 8.500%                255       42,125,217.03        4.81      8.300         603    165,196.93     84.89      48.96
8.501% to 9.000%                245       29,594,925.05        3.38      8.785         602    120,795.61     85.64      53.45
9.001% to 9.500%                187       15,732,985.31        1.80      9.367         624     84,133.61     87.65      49.45
9.501% to 10.000%               285       20,678,345.69        2.36      9.890         671     72,555.60     94.53      22.90
10.001% to 10.500%              180       10,552,039.73        1.21     10.291         675     58,622.44     94.35      16.81
10.501% to 11.000%               82        4,650,084.95        0.53     10.662         688     56,708.35     95.81       9.31
------------------------------------------------------------------------------------------------------------------------------
Total:                        4,402     $875,331,945.33      100.00%     7.278%        650   $198,848.69     82.40%     40.23%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.150% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.278% per annum.

      Remaining Months to Stated Maturity for the Aggregate Mortgage Loans

                                           Aggregate                              Weighted     Average     Weighted
                            Number of      Principal      Percent of   Weighted    Average    Principal     Average
Range of Remaining Months    Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
to Stated Maturity            Loans       Outstanding        Pool        Coupon     Score    Outstanding      LTV     Full Doc
------------------------------------------------------------------------------------------------------------------------------
169 - 180                         601   $ 34,964,426.05        3.99%     9.938%        712   $ 58,177.08     99.04%      9.49%
229 - 240                           7        896,963.24        0.10      7.810         630    128,137.61     65.38      67.02
349 - 360                       3,794    839,470,556.05       95.90      7.167         648    221,262.67     81.72      41.49
------------------------------------------------------------------------------------------------------------------------------
Total:                          4,402   $875,331,945.33      100.00%     7.278%        650   $198,848.69     82.40%     40.23%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.


CREDIT | FIRST                                                                15
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

  Outstanding Mortgage Loan Principal Balances for the Aggregate Mortgage Loans

                                                                                  Weighted     Average     Weighted
Range of Outstanding          Number of      Aggregate      Percent of  Weighted   Average     Principal    Average
Mortgage Loan Principal        Mortgage  Principal Balance   Mortgage    Average   Credit       Balance    Original   Percent
Balances                        Loans       Outstanding        Pool      Coupon     Score    Outstanding      LTV    Full Doc
------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                  318    $ 11,142,284.40        1.27%    9.846%      703  $   35,038.63     96.11%    24.09%
$50,000.01 to $100,000.00           861      65,020,936.76        7.43     8.481       640      75,517.93     84.79     59.08
$100,000.01 to $150,000.00          873     108,491,096.38       12.39     7.603       634     124,273.88     82.51     64.08
$150,000.01 to $200,000.00          663     115,068,179.58       13.15     7.304       635     173,556.83     80.44     59.45
$200,000.01 to $250,000.00          414      92,606,743.54       10.58     7.271       642     223,687.79     80.99     47.62
$250,000.01 to $300,000.00          336      91,501,183.90       10.45     7.159       647     272,324.95     81.46     38.76
$300,000.01 to $350,000.00          293      94,265,899.42       10.77     6.961       653     321,726.62     82.28     31.28
$350,000.01 to $400,000.00          231      86,380,442.11        9.87     6.955       654     373,941.31     82.23     30.26
$400,000.01 to $450,000.00          142      60,329,619.26        6.89     7.069       661     424,856.47     83.03     23.75
$450,000.01 to $500,000.00          107      51,135,770.30        5.84     6.883       665     477,904.40     82.71     14.16
$500,000.01 to $550,000.00           55      28,746,391.57        3.28     6.833       671     522,661.66     83.03      7.28
$550,000.01 to $600,000.00           44      25,237,601.33        2.88     6.890       673     573,581.85     83.22     11.30
$600,000.01 to $650,000.00           30      18,871,372.33        2.16     6.801       675     629,045.74     84.83     23.04
$650,000.01 to $700,000.00           11       7,455,123.26        0.85     6.836       664     677,738.48     81.92      0.00
$700,000.01 to $750,000.00           13       9,427,971.31        1.08     6.975       720     725,228.56     84.41     15.79
$750,000.01 to $800,000.00            3       2,383,400.00        0.27     6.846       682     794,466.67     87.67      0.00
$800,000.01 to $850,000.00            4       3,325,000.00        0.38     6.762       675     831,250.00     84.86     50.38
$850,000.01 to $900,000.00            2       1,746,200.00        0.20     6.872       656     873,100.00     82.48    100.00
$950,000.01 to $1,000,000.00          1       1,000,000.00        0.11     6.850       669   1,000,000.00     80.00    100.00
Greater than or equal to
$1,000,000.01                         1       1,196,729.87        0.14     6.500       648   1,196,729.87     62.34    100.00
------------------------------------------------------------------------------------------------------------------------------
Total:                            4,402    $875,331,945.33      100.00%    7.278%      650  $  198,848.69     82.40%    40.23%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,788.65 to approximately $1,196,729.87 and the average outstanding principal balance of the Mortgage Loans was approximately $198,848.69.


CREDIT | FIRST                                                                16
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Product Types for the Aggregate Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Product Types         Loans        Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM           1,353    $216,229,600.33       24.70%    7.540%      620  $159,814.93         81.98%    54.67%
2/28 LIBOR IO ARM        1,608     457,723,019.78       52.29     6.963       663   284,653.62         82.01     29.47
30/15 BALLOON              590      33,903,489.21        3.87     9.990       715    57,463.54         99.60      8.33
3/27 LIBOR ARM             224      35,600,038.67        4.07     7.560       617   158,928.74         82.95     61.28
3/27 LIBOR IO ARM          219      59,447,365.59        6.79     7.022       657   271,449.16         80.88     44.30
5/1 TREASURY ARM             8       2,461,854.46        0.28     6.684       652   307,731.81         70.46     82.96
5/1 TREASURY IO ARM         31       9,414,839.46        1.08     6.998       663   303,704.50         80.94     57.94
Fixed                      332      51,217,726.16        5.85     7.430       632   154,270.26         78.92     68.74
Fixed IO                    37       9,334,011.68        1.07     7.015       651   252,270.59         80.22     57.73
-----------------------------------------------------------------------------------------------------------------------
Total:                   4,402    $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%    40.23%

               Amortization Types for the Aggregate Mortgage Loans

                                                                       Weighted    Average
                   Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                    Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Amortization Type    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------
30/15 Balloon            590    $ 33,903,489.21        3.87%    9.990%      715  $ 57,463.54         99.60%     8.33%
5 Year IO              1,895     535,919,236.51       61.22     6.971       662   282,806.98         81.83     32.11
Fully Amortizing       1,917     305,509,219.61       34.90     7.517       622   159,368.40         81.49     58.03
---------------------------------------------------------------------------------------------------------------------
Total:                 4,402    $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%    40.23%

                 Loan Programs for the Aggregate Mortgage Loans

                                                                   Weighted    Average
               Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Loan Programs    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------
High Street        1,091    $186,654,128.52       21.32%    7.252%      616  $171,085.36         82.44%    68.54%
Main Street          444      80,597,698.22        9.21     7.979       575   181,526.35         80.56     63.76
Wall Street        2,867     608,080,118.60       69.47     7.193       670   212,096.31         82.63     28.43
-----------------------------------------------------------------------------------------------------------------
Total:             4,402    $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%    40.23%


CREDIT | FIRST                                                                17
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

  State Distributions of Mortgaged Properties for the Aggregate Mortgage Loans

                                                                            Weighted    Average    Weighted
                        Number of      Aggregate      Percent of  Weighted   Average   Principal    Average
State Distributions of   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance    Original   Percent
Mortgaged Properties      Loans       Outstanding        Pool      Coupon     Score   Outstanding     LTV    Full Doc
----------------------------------------------------------------------------------------------------------------------
Arizona                       312    $ 59,721,550.45        6.82%    7.326%      636  $191,415.23     81.85%    58.13%
Arkansas                       11       1,126,427.17        0.13     8.255       604   102,402.47     84.44     65.94
California                  1,168     352,965,791.76       40.32     6.968       668   302,196.74     82.29     22.10
Colorado                      176      26,890,143.41        3.07     7.207       650   152,784.91     82.15     55.29
Connecticut                     4         726,457.84        0.08     7.704       608   181,614.46     84.66     16.83
Delaware                        5         825,252.97        0.09     7.941       570   165,050.59     86.49     83.84
Florida                       356      64,740,916.39        7.40     7.404       641   181,856.51     82.12     36.98
Georgia                       122      16,463,382.76        1.88     7.349       629   134,945.76     83.05     60.75
Idaho                          30       4,164,168.80        0.48     7.211       615   138,805.63     80.89     51.71
Illinois                      396      70,626,060.82        8.07     7.739       650   178,348.64     83.01     40.93
Indiana                        28       2,528,559.72        0.29     8.199       622    90,305.70     82.50     75.71
Iowa                           82       7,779,731.23        0.89     8.358       614    94,874.77     84.55     77.96
Kansas                         95      10,070,361.44        1.15     7.959       625   106,003.80     83.02     73.51
Kentucky                       10         960,461.60        0.11     8.187       592    96,046.16     84.10     88.07
Louisiana                       3         222,726.59        0.03     7.882       615    74,242.20     83.19    100.00
Maine                           9       1,263,456.50        0.14     7.982       612   140,384.06     81.28     50.26
Maryland                       89      21,263,307.20        2.43     7.549       643   238,913.56     81.84     45.27
Massachusetts                 100      24,258,316.77        2.77     7.599       637   242,583.17     82.24     31.36
Michigan                       75      10,481,578.88        1.20     7.782       631   139,754.39     84.90     55.86
Minnesota                      61       9,876,042.32        1.13     7.099       653   161,902.33     82.60     62.24
Mississippi                     4         483,431.34        0.06     7.436       624   120,857.83     86.54    100.00
Missouri                      158      17,960,702.98        2.05     8.002       612   113,675.34     84.24     65.27
Nebraska                       25       2,194,950.31        0.25     7.785       631    87,798.01     81.70     77.91
Nevada                         69      12,908,651.20        1.47     7.135       635   187,081.90     81.18     70.79
New Hampshire                  22       4,158,281.90        0.48     7.388       625   189,012.81     84.32     38.65
New Jersey                     28       6,443,533.75        0.74     7.889       639   230,126.21     83.22     32.39
New Mexico                      9       1,825,240.26        0.21     7.544       611   202,804.47     82.86    100.00
North Carolina                 11       1,340,139.04        0.15     7.370       623   121,830.82     81.96     78.12
North Dakota                    1          66,462.91        0.01     8.900       614    66,462.91     95.00    100.00
Ohio                            3         459,776.57        0.05     7.929       648   153,258.86     81.30     54.33
Oklahoma                       17       2,059,211.04        0.24     7.590       604   121,130.06     80.80     83.46
Oregon                         64      10,850,796.53        1.24     7.063       637   169,543.70     82.11     53.83
Pennsylvania                   20       3,066,035.35        0.35     7.452       621   153,301.77     82.21     56.75
Rhode Island                   19       3,573,456.83        0.41     6.958       659   188,076.68     81.07     42.40
South Carolina                  7         987,747.14        0.11     7.175       620   141,106.73     80.99     56.82
South Dakota                    1         111,017.17        0.01     7.000       586   111,017.17     80.00    100.00
Tennessee                      38       3,928,687.32        0.45     8.189       613   103,386.51     86.17     68.51
Texas                         337      35,300,200.30        4.03     7.444       635   104,748.37     80.59     63.89
Utah                           35       4,648,423.76        0.53     7.618       639   132,812.11     85.87     61.64
Vermont                         3         550,381.47        0.06     8.628       639   183,460.49     85.06     28.11
Washington                    294      52,919,979.32        6.05     7.249       640   179,999.93     82.36     58.67
Virginia                       82      19,501,763.33        2.23     7.351       652   237,826.38     83.13     42.22
West Virginia                   4         799,113.44        0.09     8.064       617   199,778.36     88.70    100.00
Wisconsin                      17       2,004,893.48        0.23     7.800       609   117,934.91     83.69     85.52
Wyoming                         2         234,373.97        0.03     6.693       636   117,186.99     79.09    100.00
----------------------------------------------------------------------------------------------------------------------
Total:                      4,402    $875,331,945.33      100.00%    7.278%      650  $198,848.69     82.40%    40.23%

No more than approximately 0.54% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


CREDIT | FIRST                                                                18
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

         Original Loan-to-Value Ratios for the Aggregate Mortgage Loans

                                                                          Weighted    Average    Weighted
                      Number of      Aggregate      Percent of  Weighted   Average   Principal    Average
Range of Original      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance    Original   Percent
Loan-to-Value Ratios    Loans       Outstanding        Pool      Coupon     Score   Outstanding     LTV    Full Doc
--------------------------------------------------------------------------------------------------------------------
50.00% or less               46    $  6,923,348.74        0.79%    7.324%      602  $150,507.58     42.27%    62.19%
50.01% to 55.00%             22       4,081,985.63        0.47     6.935       606   185,544.80     53.09     53.90
55.01% to 60.00%             42       7,420,580.73        0.85     7.292       598   176,680.49     58.09     73.37
60.01% to 65.00%             41       9,169,038.61        1.05     7.345       609   223,635.09     62.80     59.27
65.01% to 70.00%            115      24,021,461.98        2.74     7.426       613   208,882.28     68.93     40.78
70.01% to 75.00%            197      30,686,609.66        3.51     7.539       608   155,769.59     73.79     50.12
75.01% to 80.00%          1,990     419,828,529.89       47.96     6.986       656   210,969.11     79.84     38.92
80.01% to 85.00%            580     163,173,535.96       18.64     7.071       659   281,333.68     84.75     29.45
85.01% to 90.00%            622     144,721,680.73       16.53     7.501       636   232,671.51     89.72     50.81
90.01% to 95.00%            186      32,795,447.03        3.75     8.040       630   176,319.61     94.75     66.92
95.01% to 100.00%           561      32,509,726.36        3.71     9.991       715    57,949.60     99.98      8.27
--------------------------------------------------------------------------------------------------------------------
Total:                    4,402    $875,331,945.33      100.00%    7.278%      650  $198,848.69     82.40%    40.23%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.41% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.40%.

         Combined Loan-to-Value Ratios for the Aggregate Mortgage Loans

                                                                          Weighted    Average    Weighted
                      Number of      Aggregate      Percent of  Weighted   Average   Principal    Average
Range of Combined      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance    Original   Percent
Loan-to-Value Ratios    Loans       Outstanding        Pool      Coupon     Score   Outstanding     LTV    Full Doc
--------------------------------------------------------------------------------------------------------------------
50.00% or less               45    $  6,836,444.33        0.78%    7.303%      602  $151,920.99     42.27%    61.71%
50.01% - 55.00%              23       4,168,890.03        0.48     6.978       604   181,256.09     52.86     54.86
55.01% - 60.00%              40       7,247,568.06        0.83     7.276       598   181,189.20     58.06     74.16
60.01% - 65.00%              39       7,868,903.75        0.90     7.475       602   201,766.76     62.88     53.86
65.01% - 70.00%             107      24,484,395.12        2.80     7.345       615   228,826.12     68.59     42.63
70.01% - 75.00%             127      25,547,608.49        2.92     7.559       601   201,162.27     73.68     47.51
75.01% - 80.00%             354      81,245,493.95        9.28     7.378       622   229,507.05     79.44     43.31
80.01% - 85.00%             230      51,641,392.37        5.90     7.446       618   224,527.79     84.47     54.43
85.01% - 90.00%             522     123,012,585.71       14.05     7.517       631   235,656.29     88.95     50.65
90.01% - 95.00%             282      59,341,886.31        6.78     7.609       646   210,432.22     88.99     50.76
95.01% - 100.00%          2,633     483,936,777.22       55.29     7.123       671   183,796.73     82.86     32.60
--------------------------------------------------------------------------------------------------------------------
Total:                    4,402    $875,331,945.33      100.00%    7.278%      650  $198,848.69     82.40%    40.23%

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 14.41% to 100.00% and the weighted average Combined Loan-to-Value was approximately 92.35%.

                  Loan Purpose for the Aggregate Mortgage Loans

                                                                           Weighted    Average    Weighted
                       Number of      Aggregate      Percent of  Weighted   Average   Principal    Average
                        Mortgage  Principal Balance   Mortgage    Average   Credit     Balance    Original   Percent
Loan Purpose             Loans       Outstanding        Pool      Coupon     Score   Outstanding     LTV    Full Doc
---------------------------------------------------------------------------------------------------------------------
Purchase                   2,819    $526,831,575.00       60.19%    7.233%      666  $186,885.98     83.31%    31.23%
Refinance - Cashout          373      85,614,057.42        9.78     7.311       624   229,528.30     80.81     52.27
Refinance - Rate/Term      1,210     262,886,312.91       30.03     7.359       627   217,261.42     81.10     54.37
---------------------------------------------------------------------------------------------------------------------
Total:                     4,402    $875,331,945.33      100.00%    7.278%      650  $198,848.69     82.40%    40.23%


CREDIT | FIRST                                                                19
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Property Type for the Aggregate Mortgage Loans

                                        Aggregate                           Weighted    Average
                          Number of     Principal     Percent of  Weighted   Average   Principal    Weighted
                           Mortgage      Balance       Mortgage    Average   Credit     Balance      Average      Percent
Property Type               Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------
Single Family Detached        3,059  $592,873,455.08       67.73%    7.288%      648  $193,812.83         82.42%    40.69%
Planned Unit Development        718   149,678,982.75       17.10     7.239       645   208,466.55         82.21     46.90
Two-to-Four Family              228    63,479,664.08        7.25     7.306       676   278,419.58         82.20     21.23
Condominium                     344    61,538,368.64        7.03     7.239       660   178,890.61         82.79     37.49
Single Family Attached           36     4,935,124.04        0.56     7.450       650   137,086.78         82.18     51.31
Townhouse                        16     2,421,350.74        0.28     7.399       616   151,334.42         86.16     68.65
Manufactured Home                 1       405,000.00        0.05     6.675       637   405,000.00         69.83      0.00
-------------------------------------------------------------------------------------------------------------------------
Total:                        4,402  $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%    40.23%

                 Documentation for the Aggregate Mortgage Loans

                                           Aggregate                           Weighted    Average
                             Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
                              Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Documentation                  Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
Full Documentation               2,089  $352,187,174.19       40.23%    7.232%      616  $168,591.28         81.82%   100.00%
Stated Income Wage Earner        1,359   282,374,251.62       32.26     7.361       685   207,780.91         83.11      0.00
Stated Income Self-Employed        668   168,594,954.14       19.26     7.247       674   252,387.66         82.41      0.00
12 Month Bank Statements           203    49,885,870.43        5.70     7.255       623   245,743.20         82.51      0.00
24 Month Bank Statements            66    18,378,201.00        2.10     7.255       618   278,457.59         82.74      0.00
Limited Documentation               17     3,911,493.95        0.45     7.254       653   230,087.88         80.47      0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                           4,402  $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%    40.23%

                   Occupancy for the Aggregate Mortgage Loans

                                   Aggregate                           Weighted    Average
                     Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
                      Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Occupancy              Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------
Investment Property       122   $ 22,559,586.82      2.58%     7.725%     663    $184,914.65      76.33%      29.16%
Primary Home            4,280    852,772,358.52     97.42      7.267      650     199,245.88      82.56       40.53
--------------------------------------------------------------------------------------------------------------------
Total:                  4,402   $875,331,945.33    100.00%     7.278%     650    $198,848.69      82.40%      40.23%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


CREDIT | FIRST                                                                20
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
-------------------------------------------------------------------------------

           Mortgage Loan Age Summary for the Aggregate Mortgage Loans

                             Aggregate                           Weighted    Average
               Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
Mortgage Loan   Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Age Summary      Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------
0                    254  $ 47,262,977.00        5.40%    7.432%      663  $186,074.71         82.38%    32.00%
1                  1,980   397,027,734.90       45.36     7.275       653   200,519.06         82.47     39.73
2                  1,627   308,349,839.92       35.23     7.347       645   189,520.49         82.30     41.99
3                    523   118,087,634.65       13.49     7.066       648   225,788.98         82.54     40.84
4                     17     4,542,933.47        0.52     6.834       635   267,231.38         80.30     34.24
5                      1        60,825.39        0.01     8.850       553    60,825.39         72.62    100.00
--------------------------------------------------------------------------------------------------------------
Total:             4,402  $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%    40.23%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

        Original Prepayment Penalty Term for the Aggregate Mortgage Loans

                                           Aggregate                           Weighted    Average
                             Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
Original Prepayment Penalty   Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Term                           Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
6 Months                            91  $  9,853,157.07        1.13%    7.907%      624  $108,276.45         82.65%    74.83%
12 Months                           72    20,384,220.19        2.33     7.407       667   283,114.17         82.52     32.35
24 Months                        2,726   586,881,337.93       67.05     7.124       653   215,290.29         82.47     36.30
30 Months                            1       180,000.00        0.02     7.450       597   180,000.00         80.00    100.00
36 Months                          511    99,768,278.08       11.40     7.141       642   195,241.25         80.24     59.62
None                             1,001   158,264,952.06       18.08     7.879       645   158,106.85         83.47     41.39
----------------------------------------------------------------------------------------------------------------------------
Total:                           4,402  $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%    40.23%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

                 Credit Scores for the Aggregate Mortgage Loans

                                      Aggregate                           Weighted    Average
                        Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
                         Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Range of Credit Scores    Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------
501 to 525                     33  $  5,477,627.92        0.63%    8.856%      518  $165,988.72         72.72%    81.21%
526 to 550                    139    22,080,956.18        2.52     8.354       541   158,855.80         79.09     73.16
551 to 575                    343    60,970,897.74        6.97     7.952       563   177,757.72         81.05     72.88
576 to 600                    518    89,917,573.45       10.27     7.358       589   173,586.05         80.57     75.09
601 to 625                    622   124,443,496.37       14.22     7.201       613   200,069.93         81.87     68.17
626 to 650                    599   125,417,296.26       14.33     7.103       638   209,377.79         81.91     50.09
651 to 675                    606   154,070,668.07       17.60     7.010       664   254,242.03         82.07     25.98
676 to 700                    693   133,027,066.28       15.20     7.262       687   191,958.25         83.89     11.60
701 to 725                    425    79,469,121.77        9.08     7.243       712   186,986.17         84.56      9.66
726 to 750                    236    45,623,495.49        5.21     7.198       736   193,319.90         84.74     10.21
751 to 775                    119    23,147,695.44        2.64     7.326       761   194,518.45         84.45     13.35
776 to 800                     64     9,855,458.47        1.13     7.357       785   153,991.54         84.52     6.29
801 to 825                      5     1,830,591.90        0.21     6.747       805   366,118.38         86.28     25.22
-----------------------------------------------------------------------------------------------------------------------
Total:                      4,402  $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%    40.23%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 650.


CREDIT | FIRST                                                                21
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Credit Grade for the Aggregate Mortgage Loans

                                                                  Weighted    Average
              Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
               Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Credit Grade    Loans        Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------
A                 4,110    $818,412,229.16       93.50%    7.228%      655  $199,127.06         82.83%    38.62%
A-                  147      32,214,981.32        3.68     7.752       592   219,149.53         79.71     59.83
B                    96      17,305,012.54        1.98     7.937       577   180,260.55         72.64     62.34
C                    36       5,431,098.21        0.62     8.996       563   150,863.84         70.44     75.27
D                    13       1,968,624.11        0.22     9.789       555   151,432.62         67.49    100.00
----------------------------------------------------------------------------------------------------------------
Total:            4,402    $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%    40.23%

            Margins for the Aggregate Adjustable-Rate Mortgage Loans

                                                                      Weighted    Average
                  Number of       Aggregate     Percent of  Weighted   Average   Principal     Weighted
                   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Margins    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%          4    $    568,912.57        0.07%    7.400%      624  $142,228.14         81.70%   100.00%
3.001% to 3.500%          5         697,013.10        0.09     7.373       663   139,402.62         80.00     29.24
3.501% to 4.000%        130      21,730,998.77        2.78     7.387       656   167,161.53         80.37     45.81
4.001% to 4.500%          5         956,977.46        0.12     7.245       646   191,395.49         80.25     28.27
4.501% to 5.000%          2         869,029.40        0.11     6.570       678   434,514.70         85.55      0.00
5.001% to 5.500%        754     192,941,611.12       24.71     7.094       631   255,890.73         82.76     53.97
5.501% to 6.000%      1,779     443,455,483.16       56.79     7.060       657   249,272.33         81.77     31.66
6.001% to 6.500%        763     119,540,837.70       15.31     7.557       645   156,672.13         81.31     44.45
6.501% to 7.000%          1         115,855.00        0.01     6.850       634   115,855.00         85.00    100.00
--------------------------------------------------------------------------------------------------------------------
Total:                3,443    $780,876,718.29      100.00%    7.154%      648  $226,801.25         81.91%    39.54%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 6.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.729% per annum.

     Maximum Mortgage Rates for the Aggregate Adjustable-Rate Mortgage Loans

                                                                        Weighted    Average
                    Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Maximum     Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Mortgage Rates        Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%        565    $163,792,617.59       20.98%    6.385%      670  $289,898.44         80.60%    42.44%
12.501% to 13.000%      1,079     272,987,978.04       34.96     6.812       661   253,000.91         81.17     36.00
13.001% to 13.500%        676     148,758,883.15       19.05     7.301       649   220,057.52         82.18     37.78
13.501% to 14.000%        578     116,733,940.00       14.95     7.778       627   201,961.83         83.43     36.49
14.001% to 14.500%        212      36,473,454.18        4.67     8.300       601   172,044.60         85.14     47.88
14.501% to 15.000%        178      25,320,255.76        3.24     8.777       594   142,248.63         86.04     55.79
15.001% to 15.500%         75       8,748,752.32        1.12     9.307       569   116,650.03         81.96     63.38
15.501% to 16.000%         50       5,340,258.61        0.68     9.774       557   106,805.17         80.96     65.70
16.001% to 16.500%         24       2,166,217.49        0.28    10.346       543    90,259.06         73.69     57.61
16.501% to 17.000%          6         554,361.15        0.07    10.563       529    92,393.53         76.06     57.27
----------------------------------------------------------------------------------------------------------------------
Total:                  3,443    $780,876,718.29      100.00%    7.154%      648  $226,801.25         81.91%    39.54%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 16.600% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.154% per annum.


CREDIT | FIRST                                                                22
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   Next Rate Adjustment Date for the Aggregate Adjustable-Rate Mortgage Loans

                                                                     Weighted    Average
                 Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Next Rate         Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Adjustment Date    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------
July 2007                6    $  1,777,928.71        0.23%    6.879%      638  $296,321.45         81.85%    12.37%
August 2007            279      76,007,127.57        9.73     6.893       649   272,426.98         83.14     37.20
September 2007       1,060     225,669,788.63       28.90     7.227       645   212,896.03         81.89     37.58
October 2007         1,438     331,172,188.20       42.41     7.142       651   230,300.55         81.82     38.59
November 2007          178      39,325,587.00        5.04     7.244       659   220,930.26         81.93     30.55
June 2008                1          60,825.39        0.01     8.850       553    60,825.39         72.62    100.00
July 2008                7       1,926,082.82        0.25     6.669       623   275,154.69         79.85     34.11
August 2008            132      29,871,117.00        3.83     7.054       639   226,296.34         80.57     46.05
September 2008         208      43,139,481.13        5.52     7.374       639   207,401.35         81.97     55.12
October 2008            91      19,454,457.93        2.49     7.205       655   213,785.25         82.86     49.20
November 2008            4         595,440.00        0.08     6.987       687   148,860.00         81.04     54.20
August 2010              6       2,398,629.33        0.31     6.662       639   399,771.55         67.09    100.00
September 2010          15       3,060,670.13        0.39     6.771       669   204,044.68         81.12     53.33
October 2010            15       5,572,294.46        0.71     7.148       663   371,486.30         82.57     51.48
November 2010            3         845,100.00        0.11     6.874       673   281,700.00         78.33     70.71
-------------------------------------------------------------------------------------------------------------------
Total:               3,443    $780,876,718.29      100.00%    7.154%      648  $226,801.25         81.91%    39.54%

                   Lien Type for the Aggregate Mortgage Loans

                                                               Weighted    Average
           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
            Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Lien Type    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------
1              3,810    $841,387,685.73       96.12%    7.169%      647  $220,836.66         81.70%    41.53%
2                592      33,944,259.60        3.88     9.996       715    57,338.28         99.64      8.12
-------------------------------------------------------------------------------------------------------------
Total:         4,402    $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%    40.23%


CREDIT | FIRST                                                                23
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Group 1 Collateral Summary

Aggregate Outstanding Principal Balance  $312,063,230
Aggregate Original Principal Balance     $312,199,961
Number of Mortgage Loans                        1,964

                                 Minimum     Maximum     Average(1)
                               ----------  -----------  -----------
Original Principal Balance     $20,000.00  $600,000.00  $158,961.28
Outstanding Principal Balance  $19,788.65  $600,000.00  $158,891.66

                              Minimum  Maximum  Weighted Average(2)
                             --------  -------  -------------------
Original Term (mos)               180      360                  354
Stated Remaining Term (mos)       177      360                  353
Loan Age (mos)                      0        4                    2
Current Interest Rate           6.150%  10.990%               7.370%
Initial Interest Rate Cap       2.000%   3.000%               2.982%
Periodic Rate Cap               1.000%   1.000%               1.000%
Gross Margin                    3.000%   6.750%               5.755%
Maximum Mortgage Rate          12.150%  16.600%              13.275%
Minimum Mortgage Rate           6.150%  10.600%               7.275%
Months to Roll                     20       60                   25
Original Loan-to-Value          30.33%  100.00%               81.38%
Credit Score(3)                   503      804                  642

                Earliest    Latest
                --------  ---------
Maturity Date:  8/1/2020  11/1/2035

Lien Position  Percent of Mortgage Pool
-------------  ------------------------
1st Lien                          97.06%
2nd Lien                           2.94%

Occupancy            Percent of Mortgage Pool
-------------------  ------------------------
Investment Property                      5.18%
Primary Home                            94.82%
Total:                                 100.00%

Loan Type  Percent of Mortgage Pool
---------  ------------------------
ARM                           88.66%
FIXED                         11.34%

Year of Origination  Percent of Mortgage Pool
-------------------  ------------------------
2005                                   100.00%

Loan Purpose           Percent of Mortgage Pool
---------------------  ------------------------
Purchase                                  42.17%
Refinance - Cashout                       13.45%
Refinance - Rate/Term                     44.38%
Total:                                   100.00%

Property Type             Percent of Mortgage Pool
------------------------  ------------------------
Condominium                                   7.84%
Planned Unit Development                     15.77%
Single Family Attached                        0.68%
Single Family Detached                       66.74%
Townhouse                                     0.38%
Two-to-Four Family                            8.60%
Total:                                      100.00%

-------------------------------------------------------------------------------
(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.


CREDIT | FIRST                                                                24
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Mortgage Rates for the Group 1 Mortgage Loans

                                                                             Weighted    Average
                         Number of      Aggregate      Percent of  Weighted   Average   Principal    Weighted
                          Mortgage  Principal Balance   Mortgage    Average   Credit     Balance      Average      Percent
Range of Mortgage Rates    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               231    $ 48,288,138.85       15.47%    6.380%      656  $209,039.56         78.91%    76.16%
6.501% to 7.000%               500      95,568,920.68       30.62     6.820       654   191,137.84         79.85     57.33
7.001% to 7.500%               353      62,086,169.98       19.90     7.305       642   175,881.50         80.31     52.94
7.501% to 8.000%               320      55,147,238.38       17.67     7.795       628   172,335.12         82.65     43.73
8.001% to 8.500%               134      19,572,282.57        6.27     8.293       614   146,061.81         84.74     48.88
8.501% to 9.000%               129      14,509,217.50        4.65     8.784       607   112,474.55         85.06     49.52
9.001% to 9.500%                75       5,488,523.67        1.76     9.345       623    73,180.32         85.02     60.61
9.501% to 10.000%              103       5,942,824.46        1.90     9.838       643    57,697.32         91.71     42.52
10.001% to 10.500%              77       3,599,509.83        1.15    10.315       660    46,746.88         91.70     35.66
10.501% to 11.000%              42       1,860,404.09        0.60    10.674       674    44,295.34         93.86     10.89
---------------------------------------------------------------------------------------------------------------------------
Total:                       1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

As of the Cut-off Date, Mortgage Rates borne by the Group 1 Mortgage Loans ranged from 6.150% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Group 1 Mortgage Loans was approximately 7.370% per annum.

       Remaining Months to Stated Maturity for the Group 1 Mortgage Loans

                                                                               Weighted    Average
                           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Remaining Months   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
to Stated Maturity           Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------------
169 - 180                        249    $  9,837,365.62        3.15%    9.872%      712  $ 39,507.49         98.11%    22.06%
229 - 240                          1         129,543.62        0.04     7.750       547   129,543.62         75.80    100.00
349 - 360                      1,714     302,096,320.77       96.81     7.288       640   176,252.23         80.84     56.39
-----------------------------------------------------------------------------------------------------------------------------
Total:                         1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

As of the Cut-off Date, the remaining term to stated maturity of the Group 1 Mortgage Loans ranged from 177 months to 360 months and the weighted average term to stated maturity of the Group 1 Mortgage Loans was approximately 353 months.


CREDIT | FIRST                                                                25
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   Outstanding Mortgage Loan Principal Balances for the Group 1 Mortgage Loans

                                           Aggregate                              Weighted     Average     Weighted
Range of Outstanding        Number of      Principal      Percent of   Weighted    Average    Principal     Average
Mortgage Loan Principal      Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
Balances                      Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
-------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                214   $  7,252,068.43        2.32%      9.892%       710   $ 33,888.17      98.11%     26.09%
$50,000.01 to $100,000.00         362     27,413,211.46        8.78       8.125        629     75,727.10      81.61      69.54
$100,000.01 to $150,000.00        437     54,831,057.46       17.57       7.377        639    125,471.53      81.48      67.22
$150,000.01 to $200,000.00        377     65,693,842.12       21.05       7.251        641    174,254.22      79.75      57.87
$200,000.01 to $250,000.00        235     52,624,235.49       16.86       7.264        639    223,932.92      80.40      55.45
$250,000.01 to $300,000.00        172     46,920,024.00       15.04       7.195        640    272,790.84      80.49      53.49
$300,000.01 to $350,000.00        123     39,657,818.01       12.71       6.996        640    322,421.28      82.09      42.72
$350,000.01 to $400,000.00         26      9,409,166.01        3.02       7.148        659    361,891.00      84.78      41.66
$400,000.01 to $450,000.00         12      4,979,603.61        1.60       7.409        662    414,966.97      82.33      33.55
$450,000.01 to $500,000.00          2        985,671.15        0.32       6.878        677    492,835.57      87.52       0.00
$500,000.01 to $550,000.00          1        531,000.00        0.17       7.250        712    531,000.00      90.00       0.00
$550,000.01 to $600,000.00          3      1,765,532.26        0.57       7.037        700    588,510.75      76.41       0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                          1,964   $312,063,230.01      100.00%      7.370%       642   $158,891.66      81.38%     55.32%

As of the Cut-off Date, the outstanding principal balances of the Group 1 Mortgage Loans ranged from approximately $19,788.65 to approximately $600,000.00 and the average outstanding principal balance of the Group 1 Mortgage Loans was approximately $158,891.66.


CREDIT | FIRST                                                                26
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Product Types for the Group 1 Mortgage Loans

                                     Aggregate                              Weighted     Average     Weighted
                      Number of      Principal      Percent of   Weighted    Average    Principal     Average
                       Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
Product Types           Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
-------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM              531   $ 75,580,749.84        24.22%     7.593%       629   $142,336.63      81.99%     56.66%
2/28 LIBOR IO ARM           763    156,269,362.19        50.08      7.122        645    204,809.12      80.78      51.93
30/15 BALLOON               244      9,158,358.30         2.93      9.989        717     37,534.26      99.36      20.43
3/27 LIBOR ARM              100     14,311,401.70         4.59      7.607        623    143,114.02      82.56      62.53
3/27 LIBOR IO ARM           128     25,644,450.73         8.22      7.151        644    200,347.27      79.99      60.23
5/1 TREASURY ARM              5        975,245.02         0.31      6.946        661    195,049.00      77.58      56.98
5/1 TREASURY IO ARM          19      3,893,219.46         1.25      6.947        671    204,906.29      75.97      67.43
Fixed                       148     20,766,851.39         6.65      7.534        632    140,316.56      78.26      74.33
Fixed IO                     26      5,463,591.38         1.75      7.139        657    210,138.13      79.72      69.22
-------------------------------------------------------------------------------------------------------------------------
Total:                    1,964   $312,063,230.01       100.00%     7.370%       642   $158,891.66      81.38%     55.32%

                Amortization Types for the Group 1 Mortgage Loans

                                   Aggregate                              Weighted     Average     Weighted
                    Number of      Principal      Percent of   Weighted    Average    Principal     Average
                     Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
Amortization Type     Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
-----------------------------------------------------------------------------------------------------------------------
30/15 Balloon             244   $  9,158,358.30         2.93%     9.989%       717   $ 37,534.26      99.36%     20.43%
5 Year IO                 936    191,270,623.76        61.29      7.123        646    204,348.96      80.54      53.85
Fully Amortizing          784    111,634,247.95        35.77      7.578        629    142,390.62      81.33      60.70
-----------------------------------------------------------------------------------------------------------------------
Total:                  1,964   $312,063,230.01       100.00%     7.370%       642   $158,891.66      81.38%     55.32%

                  Loan Programs for the Group 1 Mortgage Loans

                               Aggregate                              Weighted     Average     Weighted
                Number of      Principal      Percent of   Weighted    Average    Principal     Average
                 Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
Loan Programs     Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
-------------------------------------------------------------------------------------------------------------------
High Street           475   $ 70,727,252.77        22.66%     7.297%       621   $148,899.48      82.22%     76.57%
Main Street           239     39,787,974.92        12.75      7.954        576    166,476.88      80.53      72.11
Wall Street         1,250    201,548,002.32        64.59      7.280        663    161,238.40      81.25      44.55
-------------------------------------------------------------------------------------------------------------------
Total:              1,964   $312,063,230.01       100.00%     7.370%       642   $158,891.66      81.38%     55.32%


CREDIT | FIRST                                                                27
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   State Distributions of Mortgaged Properties for the Group 1 Mortgage Loans

                                                                            Weighted    Average
                        Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
State Distributions of   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Mortgaged Properties      Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------------
Arizona                       166    $ 27,154,063.31        8.70%    7.429%      634  $163,578.69         81.68%    65.21%
Arkansas                        4         322,798.02        0.10     8.505       573    80,699.50         88.59    100.00
California                    295      72,681,200.19       23.29     6.947       643   246,376.95         78.01     47.51
Colorado                      131      18,695,459.28        5.99     7.236       658   142,713.43         82.69     53.46
Connecticut                     1         147,200.00        0.05     8.900       550   147,200.00         80.00      0.00
Florida                       132      19,318,661.42        6.19     7.392       643   146,353.50         81.37     50.32
Georgia                        64       7,963,703.07        2.55     7.436       628   124,432.86         82.89     72.15
Idaho                          11       1,353,645.29        0.43     7.207       623   123,058.66         80.21     45.39
Illinois                      220      34,169,558.09       10.95     7.741       648   155,316.17         82.83     43.81
Indiana                        12       1,056,284.70        0.34     7.954       630    88,023.73         84.07     71.08
Iowa                           36       3,384,728.37        1.08     8.324       610    94,020.23         82.99     75.24
Kansas                         47       4,782,021.21        1.53     8.054       630   101,745.13         82.69     69.13
Kentucky                        2         228,000.87        0.07     9.002       552   114,000.44         89.41    100.00
Louisiana                       1         113,855.59        0.04     8.300       641   113,855.59         95.00    100.00
Maine                           3         202,948.36        0.07     8.683       600    67,649.45         91.42     37.25
Maryland                       55      10,730,327.42        3.44     7.687       646   195,096.86         80.22     47.84
Massachusetts                  56      11,491,140.49        3.68     7.601       649   205,198.94         82.59     38.44
Michigan                       45       5,779,306.96        1.85     7.793       638   128,429.04         85.57     58.64
Minnesota                      43       6,406,719.90        2.05     7.134       654   148,993.49         82.46     63.33
Mississippi                     2         196,248.61        0.06     7.369       640    98,124.30         84.10    100.00
Missouri                       80       7,818,584.25        2.51     8.095       610    97,732.30         84.85     76.17
Nebraska                       17       1,415,790.44        0.45     7.816       648    83,281.79         83.63     77.69
Nevada                         43       7,687,365.56        2.46     7.095       645   178,775.94         80.41     66.26
New Hampshire                  13       1,922,691.16        0.62     7.328       645   147,899.32         86.25     50.70
New Jersey                     13       2,559,290.98        0.82     7.763       666   196,868.54         81.32     35.72
New Mexico                      2         246,831.78        0.08     7.959       629   123,415.89         81.86    100.00
North Carolina                  6         764,817.10        0.25     7.396       626   127,469.52         83.50     89.28
Ohio                            2         371,876.12        0.12     7.711       670   185,938.06         81.60     43.53
Oklahoma                        5         478,723.31        0.15     7.629       602    95,744.66         83.14     84.61
Oregon                         34       5,165,565.58        1.66     7.225       654   151,928.40         82.84     48.37
Pennsylvania                    4         501,570.90        0.16     7.380       603   125,392.72         82.01     75.97
Rhode Island                   10       2,253,985.94        0.72     6.784       645   225,398.59         79.34     51.97
South Carolina                  1         123,250.00        0.04     7.250       626   123,250.00         85.00    100.00
South Dakota                    1         111,017.17        0.04     7.000       586   111,017.17         80.00    100.00
Tennessee                      16       1,405,113.27        0.45     8.524       617    87,819.58         85.80     75.67
Texas                         142      12,266,467.34        3.93     7.541       640    86,383.57         80.95     58.43
Utah                           19       2,024,679.10        0.65     7.520       634   106,562.06         85.17     78.10
Vermont                         3         550,381.47        0.18     8.628       639   183,460.49         85.06     28.11
Washington                    173      28,175,665.92        9.03     7.198       645   162,865.12         82.73     69.92
Virginia                       38       7,887,522.97        2.53     7.179       650   207,566.39         81.82     43.98
West Virginia                   3         597,251.75        0.19     8.119       614   199,083.92         90.47    100.00
Wisconsin                      12       1,398,916.76        0.45     7.796       620   116,576.40         82.37     79.25
Wyoming                         1         158,000.00        0.05     6.550       633   158,000.00         79.00    100.00
--------------------------------------------------------------------------------------------------------------------------
Total:                      1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

No more than approximately 0.53% of the Group 1 Mortgage Loans will be secured by mortgaged properties located in any one zip code.


CREDIT | FIRST                                                                28
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

          Original Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                                Weighted    Average
                            Number of       Aggregate     Percent of  Weighted   Average   Principal     Weighted
Range of Original Loan-to-   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Value Ratios                  Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     25    $  4,234,662.81        1.36%    7.222%      606  $169,386.51         43.08%    52.33%
50.01% to 55.00%                   14       3,074,059.45        0.99     6.882       614   219,575.68         53.13     50.49
55.01% to 60.00%                   26       4,660,273.60        1.49     7.383       605   179,241.29         57.83     65.51
60.01% to 65.00%                   22       4,202,627.90        1.35     7.394       624   191,028.54         62.62     65.95
65.01% to 70.00%                   63      12,106,007.09        3.88     7.473       619   192,158.84         68.99     43.25
70.01% to 75.00%                  104      14,579,235.29        4.67     7.447       612   140,184.95         73.78     57.51
75.01% to 80.00%                  873     149,014,659.62       47.75     7.081       652   170,692.62         79.76     53.23
80.01% to 85.00%                  223      42,242,828.12       13.54     7.303       642   189,429.72         84.53     52.25
85.01% to 90.00%                  292      55,714,974.15       17.85     7.601       631   190,804.71         89.73     63.00
90.01% to 95.00%                   85      13,369,976.01        4.28     8.064       621   157,293.84         94.59     83.33
95.01% to 100.00%                 237       8,863,925.97        2.84     9.987       718    37,400.53         99.94     20.32
------------------------------------------------------------------------------------------------------------------------------
Total:                          1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group 1 Mortgage Loans ranged from 30.33% to 100.00% and the weighted average Original Loan-to-Value of the Group 1 Mortgage Loans was approximately 81.38%.

          Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                             Weighted    Average
                         Number of       Aggregate     Percent of  Weighted   Average   Principal     Weighted
Range of Combined Loan-   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
to-Value Ratios            Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------------
50.00% or less                  24    $  4,147,758.40        1.33%    7.185%      607  $172,823.27         43.09%    51.33%
50.01% - 55.00%                 15       3,160,963.85        1.01     6.940       612   210,730.92         52.84     51.85
55.01% - 60.00%                 26       4,660,273.60        1.49     7.383       605   179,241.29         57.83     65.51
60.01% - 65.00%                 21       4,099,222.90        1.31     7.398       622   195,201.09         62.63     67.61
65.01% - 70.00%                 57      11,538,926.42        3.70     7.393       620   202,437.31         68.95     42.01
70.01% - 75.00%                 68      11,969,613.18        3.84     7.436       607   176,023.72         73.64     56.03
75.01% - 80.00%                196      38,908,209.09       12.47     7.431       629   198,511.27         79.31     47.75
80.01% - 85.00%                119      22,154,986.64        7.10     7.468       627   186,176.36         84.35     56.05
85.01% - 90.00%                243      47,990,428.29       15.38     7.578       631   197,491.47         89.20     59.70
90.01% - 95.00%                122      21,257,701.59        6.81     7.704       635   174,243.46         89.63     70.47
95.01% - 100.00%             1,073     142,175,146.04       45.56     7.223       661   132,502.47         82.33     54.07
---------------------------------------------------------------------------------------------------------------------------
Total:                       1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Group 1 Mortgage Loans ranged from 30.33% to 100.00% and the weighted average Combined Loan-to-Value of the Group 1 Mortgage Loans was approximately 89.81%.

                   Loan Purpose for the Group 1 Mortgage Loans

                                                                           Weighted    Average
                       Number of       Aggregate     Percent of  Weighted   Average   Principal     Weighted
                        Mortgage  Principal Balance   Mortgage    Average   Credit     Balance      Average      Percent
Loan Purpose             Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------
Purchase                   1,022    $131,593,397.81       42.17%    7.372%      659  $128,760.66         82.74%    49.95%
Refinance - Cashout          216      41,962,720.60       13.45     7.276       630   194,271.85         79.47     60.44
Refinance - Rate/Term        726     138,507,111.61       44.38     7.396       630   190,781.15         80.66     58.88
-------------------------------------------------------------------------------------------------------------------------
Total:                     1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%


CREDIT | FIRST                                                                29
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Property Type for the Group 1 Mortgage Loans

                                                                              Weighted    Average
                          Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                           Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Property Type               Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
Single Family Detached        1,373    $208,261,766.05       66.74%    7.402%      637  $151,683.73         81.29%    58.25%
Planned Unit Development        291      49,210,629.16       15.77     7.247       645   169,108.69         81.51     58.26
Two-to-Four Family              107      26,822,139.79        8.60     7.377       669   250,674.20         80.81     27.27
Condominium                     167      24,456,916.45        7.84     7.332       652   146,448.60         81.96     52.68
Single Family Attached           18       2,136,347.15        0.68     7.403       652   118,685.95         84.90     77.43
Townhouse                         8       1,175,431.42        0.38     7.339       625   146,928.93         86.05     69.38
----------------------------------------------------------------------------------------------------------------------------
Total:                        1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

                  Documentation for the Group 1 Mortgage Loans

                                                                                 Weighted    Average
                             Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                              Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Documentation                  Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,107    $172,642,754.32       55.32%    7.230%      621  $155,955.51         81.53%   100.00%
Stated Income Wage Earner          542      81,940,583.03       26.26     7.594       680   151,181.89         81.58      0.00
Stated Income Self-Employed        215      39,144,443.55       12.54     7.439       665   182,067.18         80.14      0.00
12 Month Bank Statements            73      13,139,821.60        4.21     7.528       624   179,997.56         82.00      0.00
24 Month Bank Statements            24       4,705,965.85        1.51     7.591       620   196,081.91         81.05      0.00
Limited Documentation                3         489,661.66        0.16     7.240       650   163,220.55         81.29      0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                           1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

                    Occupancy for the Group 1 Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Occupancy              Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------
Investment Property         93    $ 16,150,933.69        5.18%    7.868%      665  $173,665.95         76.11%    28.54%
Primary Home             1,871     295,912,296.33       94.82     7.342       641   158,157.29         81.67     56.78
-----------------------------------------------------------------------------------------------------------------------
Total:                   1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


CREDIT | FIRST                                                                30
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

            Mortgage Loan Age Summary for the Group 1 Mortgage Loans

                                                                   Weighted    Average
               Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Mortgage Loan   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Age Summary      Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------
0                    124    $ 19,144,036.00        6.13%    7.580%      655  $154,387.39         81.14%    42.41%
1                    891     142,447,128.79       45.65     7.361       644   159,873.32         81.47     55.39
2                    741     114,433,868.44       36.67     7.434       638   154,431.67         81.40     56.16
3                    200      34,030,993.97       10.91     7.093       640   170,154.97         81.00     59.98
4                      8       2,007,202.82        0.64     7.031       619   250,900.35         82.24     47.13
-----------------------------------------------------------------------------------------------------------------
Total:             1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

As of the Cut-off Date, the weighted average age of the Group 1 Mortgage Loans was approximately 2 months.

         Original Prepayment Penalty Term for the Group 1 Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Original Prepayment   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Penalty  Term          Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------
6 Months                    46    $  4,759,013.81        1.53%    8.041%      630  $103,456.82         82.63%    69.46%
12 Months                   25       5,911,097.98        1.89     7.116       656   236,443.92         81.38     45.56
24 Months                1,090     186,235,463.78       59.68     7.188       639   170,858.22         80.98     56.33
30 Months                    1         180,000.00        0.06     7.450       597   180,000.00         80.00    100.00
36 Months                  254      41,387,874.09       13.26     7.209       644   162,944.39         79.69     68.47
None                       548      73,589,780.35       23.58     7.897       648   134,287.92         83.26     45.14
-----------------------------------------------------------------------------------------------------------------------
Total:                   1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

The weighted average prepayment penalty term at origination with respect to the Group 1 Mortgage Loans having prepayment penalties is approximately 25 months.

                  Credit Scores for the Group 1 Mortgage Loans

                                                                            Weighted    Average
                        Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                         Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Credit Scores    Loans       Outstanding        Pool       Coupon    Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------
501 to 525                      9    $  1,084,930.63        0.35%    9.520%      512  $120,547.85         66.46%   100.00%
526 to 550                     50       7,169,069.73        2.30     8.617       543   143,381.39         78.81     69.89
551 to 575                    161      27,686,596.69        8.87     7.932       563   171,966.44         79.05     75.86
576 to 600                    231      37,103,615.60       11.89     7.454       589   160,621.71         80.11     77.82
601 to 625                    319      55,229,720.27       17.70     7.235       613   173,133.92         81.41     78.88
626 to 650                    292      50,148,638.05       16.07     7.161       638   171,741.91         81.31     65.07
651 to 675                    267      50,063,012.63       16.04     7.126       662   187,501.92         81.40     42.97
676 to 700                    268      37,089,372.67       11.89     7.381       687   138,393.18         82.89     24.54
701 to 725                    174      22,514,979.28        7.21     7.398       711   129,396.43         82.79     21.92
726 to 750                    101      12,900,262.38        4.13     7.297       736   127,725.37         83.49     19.66
751 to 775                     52       6,209,572.37        1.99     7.265       759   119,414.85         83.82     28.14
776 to 800                     39       4,512,459.72        1.45     7.546       785   115,704.10         84.40      6.38
801 to 825                      1         351,000.00        0.11     6.800       804   351,000.00         90.00    100.00
-------------------------------------------------------------------------------------------------------------------------
Total:                      1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

The Credit Scores of the Group 1 Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 804 and the weighted average Credit Score of the Group 1 Mortgage Loans that were scored as of the Cut-off Date was approximately 642.


CREDIT | FIRST                                                                31
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                   Credit Grade for the Group 1 Mortgage Loans

                            Aggregate                           Weighted    Average
              Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
               Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Credit Grade    Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------
A                 1,816  $284,526,419.63       91.18%    7.313%      648  $156,677.54         81.98%    54.20%
A-                   87    16,650,178.33        5.34     7.734       596   191,381.36         78.40     65.81
B                    42     8,044,805.70        2.58     7.788       579   191,542.99         70.12     63.23
C                    15     2,158,695.52        0.69     9.580       537   143,913.03         71.72     78.90
D                     4       683,130.83        0.22    10.040       551   170,782.71         65.61    100.00
--------------------------------------------------------------------------------------------------------------
Total:            1,964  $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%

             Margins for the Group 1 Adjustable-Rate Mortgage Loans

                                Aggregate                           Weighted    Average
                  Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
                   Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Range of Margins    Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%          3  $    450,203.42        0.16%    7.414%      612  $150,067.81         79.86%   100.00%
3.001% to 3.500%          4       465,986.41        0.17     7.335       641   116,496.60         80.00     43.74
3.501% to 4.000%         75    11,783,505.40        4.26     7.385       661   157,113.41         80.20     47.64
4.001% to 4.500%          1       310,593.64        0.11     7.800       614   310,593.64         75.00      0.00
5.001% to 5.500%        246    49,566,194.10       17.91     7.239       617   201,488.59         83.06     73.65
5.501% to 6.000%        804   157,196,833.35       56.82     7.158       643   195,518.45         80.70     52.36
6.001% to 6.500%        412    56,785,257.62       20.52     7.603       647   137,828.30         80.50     46.43
6.501% to 7.000%          1       115,855.00        0.04     6.850       634   115,855.00         85.00    100.00
------------------------------------------------------------------------------------------------------------------
Total:                1,546  $276,674,428.94      100.00%    7.275%      640  $178,961.47         81.05%    54.78%

As of the Cut-off Date, the Gross Margins for the Group 1 Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 6.750% per annum and the weighted average Gross Margin of the Group 1 Adjustable Rate Mortgage Loans was approximately 5.755% per annum.

      Maximum Mortgage Rates for the Group 1 Adjustable-Rate Mortgage Loans

                                  Aggregate                           Weighted    Average
                    Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
Range of Maximum     Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Mortgage Rates        Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%        217  $ 45,424,539.01       16.42%    6.378%      655  $209,329.67         79.07%    74.65%
12.501% to 13.000%        464    88,471,632.98       31.98     6.822       655   190,671.62         80.09     56.08
13.001% to 13.500%        314    56,090,035.53       20.27     7.304       641   178,630.69         80.44     50.22
13.501% to 14.000%        283    50,141,120.01       18.12     7.795       628   177,177.10         83.02     40.92
14.001% to 14.500%        113    16,963,876.94        6.13     8.287       612   150,122.80         84.87     48.38
14.501% to 15.000%         88    12,131,340.84        4.38     8.776       600   137,856.15         85.52     50.97
15.001% to 15.500%         28     3,550,448.95        1.28     9.303       580   126,801.75         79.44     61.77
15.501% to 16.000%         24     2,470,518.57        0.89     9.754       562   102,938.27         83.09     72.86
16.001% to 16.500%         12     1,106,892.92        0.40    10.340       537    92,241.08         74.12     78.66
16.501% to 17.000%          3       324,023.20        0.12    10.573       547   108,007.73         79.35     26.90
--------------------------------------------------------------------------------------------------------------------
Total:                  1,546  $276,674,428.94      100.00%    7.275%      640  $178,961.47         81.05%    54.78%

As of the Cut-off Date, the Maximum Mortgage Rates for the Group 1 Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 16.600% per annum and the weighted average Maximum Mortgage Rate of the Group 1 Adjustable Rate Mortgage Loans was approximately 13.275% per annum.


CREDIT | FIRST                                                                32
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

    Next Rate Adjustment Date for the Group 1 Adjustable-Rate Mortgage Loans

                               Aggregate                           Weighted    Average
                 Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
Next Rate         Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Adjustment Date    Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------
July 2007                3  $    719,920.00        0.26%    7.625%      624  $239,973.33         82.27%    30.56%
August 2007             92    17,789,891.69        6.43     6.867       638   193,368.39         81.76     60.92
September 2007         463    80,389,630.81       29.06     7.336       637   173,627.71         81.16     52.82
October 2007           651   117,727,831.54       42.55     7.268       641   180,841.52         81.10     54.42
November 2007           85    15,222,838.00        5.50     7.470       652   179,092.21         81.08     41.96
July 2008                4       972,282.82        0.35     6.748       600   243,070.70         79.69     42.28
August 2008             61    12,070,676.70        4.36     7.184       634   197,879.95         79.99     58.42
September 2008         114    18,434,018.46        6.66     7.448       631   161,701.92         80.74     64.31
October 2008            45     7,883,434.44        2.85     7.296       652   175,187.43         82.86     60.30
November 2008            4       595,440.00        0.22     6.987       687   148,860.00         81.04     54.20
August 2010              4       834,399.46        0.30     6.591       652   208,599.87         70.43    100.00
September 2010          11     2,182,470.56        0.79     6.839       673   198,406.41         81.56     61.51
October 2010             7     1,444,094.46        0.52     7.164       675   206,299.21         71.66     58.45
November 2010            2       407,500.00        0.15     7.491       655   203,750.00         76.54     39.26
-----------------------------------------------------------------------------------------------------------------
Total:               1,546  $276,674,428.94      100.00%    7.275%      640  $178,961.47         81.05%    54.78%

                    Lien Type for the Group 1 Mortgage Loans

                         Aggregate                           Weighted    Average
           Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
            Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Lien Type    Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------
1              1,719  $302,875,953.71       97.06%    7.290%      640  $176,193.11         80.83%    56.38%
2                245     9,187,276.30        2.94     9.989       717    37,499.09         99.36     20.37
-----------------------------------------------------------------------------------------------------------
Total:         1,964  $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%    55.32%


CREDIT | FIRST                                                                33
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Group 2 Collateral Summary

Aggregate Outstanding Principal Balance   $563,268,715
Aggregate Original Principal Balance      $563,545,077
Number of Mortgage Loans                         2,438

                                  Minimum       Maximum       Average(1)
                                ----------   -------------   -----------
Original Principal Balance      $20,000.00   $1,200,000.00   $231,150.56
Outstanding Principal Balance   $19,978.07   $1,196,729.87   $231,037.21

                              Minimum   Maximum   Weighted Average(2)
                              -------   -------   -------------------
Original Term (mos)              180       360                   352
Stated Remaining Term (mos)      176       360                   350
Loan Age (mos)                     0         5                     2
Current Interest Rate          6.150%   10.900%                7.228%
Initial Interest Rate Cap      2.000%    3.000%                2.986%
Periodic Rate Cap              1.000%    1.000%                1.000%
Gross Margin                   3.000%    6.250%                5.715%
Maximum Mortgage Rate         12.150%   16.550%               13.087%
Minimum Mortgage Rate          6.150%   10.550%                7.087%
Months to Roll                    20        60                    24
Original Loan-to-Value         14.41%   100.00%                82.97%
Credit Score(3)                  502       815                   654

                 Earliest     Latest
                 --------   ---------
Maturity Date:   7/1/2020   11/1/2035

Lien Position   Percent of Mortgage Pool
-------------   ------------------------
1st Lien                          95.60%
2nd Lien                           4.40%

Occupancy             Percent of Mortgage Pool
-------------------   ------------------------
Investment Property                      1.14%
Primary Home                            98.86%
Total:                                 100.00%

Loan Type   Percent of Mortgage Pool
---------   ------------------------
ARM                           89.51%
FIXED                         10.49%

Year of Origination   Percent of Mortgage Pool
-------------------   ------------------------
2005                                   100.00%

Loan Purpose            Percent of Mortgage Pool
---------------------   ------------------------
Purchase                                  70.17%
Refinance - Cashout                        7.75%
Refinance - Rate/Term                     22.08%
Total:                                   100.00%

Property Type              Percent of Mortgage Pool
------------------------   -----------------------
Condominium                                   6.58%
Manufactured Home                             0.07%
Planned Unit Development                     17.84%
Single Family Attached                        0.50%
Single Family Detached                       68.28%
Townhouse                                     0.22%
Two-to-Four Family                            6.51%
Total:                                      100.00%

-------------------------------------------------------------------------------

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.


CREDIT | FIRST                                                                34
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Mortgage Rates for the Group 2 Mortgage Loans

                                                                             Weighted    Average
                         Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                          Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Mortgage Rates    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               364    $123,960,782.45      22.01%    6.390%       674  $340,551.60        80.99%    32.62%
6.501% to 7.000%               660     195,246,059.39      34.66     6.808        663   295,827.36        81.64     28.00
7.001% to 7.500%               406     100,488,136.72      17.84     7.301        652   247,507.73        82.96     32.33
7.501% to 8.000%               334      71,212,901.12      12.64     7.767        625   213,212.28        83.40     34.94
8.001% to 8.500%               121      22,552,934.46       4.00     8.306        594   186,387.89        85.02     49.02
8.501% to 9.000%               116      15,085,707.55       2.68     8.786        596   130,049.20        86.20     57.23
9.001% to 9.500%               112      10,244,461.63       1.82     9.380        625    91,468.41        89.07     43.47
9.501% to 10.000%              182      14,735,521.23       2.62     9.912        683    80,964.40        95.67     14.98
10.001% to 10.500%             103       6,952,529.90       1.23    10.279        683    67,500.29        95.72      7.05
10.501% to 11.000%              40       2,789,680.86       0.50    10.654        697    69,742.02        97.11      8.26
--------------------------------------------------------------------------------------------------------------------------
Total:                       2,438    $563,268,715.32     100.00%    7.228%       654  $231,037.21        82.97%    31.88%

As of the Cut-off Date, Mortgage Rates borne by the Group 2 Mortgage Loans ranged from 6.150% per annum to 10.900% per annum and the weighted average Mortgage Rate of the Group 2 Mortgage Loans was approximately 7.228% per annum.

       Remaining Months to Stated Maturity for the Group 2 Mortgage Loans

                                                                               Weighted    Average
                           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Remaining Months   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
to Stated Maturity           Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
169 - 180                        352    $ 25,127,060.43       4.46%    9.964%       712  $ 71,383.69        99.41%     4.57%
229 - 240                          6         767,419.62       0.14     7.820        644   127,903.27        63.63     61.45
349 - 360                      2,080     537,374,235.27      95.40     7.099        652   258,353.00        82.22     33.11
----------------------------------------------------------------------------------------------------------------------------
Total:                         2,438    $563,268,715.32     100.00%    7.228%       654  $231,037.21        82.97%    31.88%

As of the Cut-off Date, the remaining term to stated maturity of the Group 2 Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Group 2 Mortgage Loans was approximately 350 months.


CREDIT | FIRST                                                                35
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   Outstanding Mortgage Loan Principal Balances for the Group 2 Mortgage Loans

                                                                                  Weighted     Average     Weighted
Range of Outstanding          Number of      Aggregate      Percent of  Weighted   Average    Principal     Average
Mortgage Loan Principal        Mortgage  Principal Balance   Mortgage    Average   Credit      Balance     Original   Percent
Balances                        Loans       Outstanding        Pool      Coupon     Score    Outstanding      LTV    Full Doc
------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                  104    $  3,890,215.97        0.69%    9.758%      690  $   37,405.92     92.39%    20.35%
$50,000.01 to $100,000.00           499      37,607,725.30        6.68     8.740       648      75,366.18     87.10     51.45
$100,000.01 to $150,000.00          436      53,660,038.91        9.53     7.834       629     123,073.48     83.57     60.87
$150,000.01 to $200,000.00          286      49,374,337.46        8.77     7.374       626     172,637.54     81.35     61.55
$200,000.01 to $250,000.00          179      39,982,508.05        7.10     7.279       645     223,365.97     81.77     37.32
$250,000.01 to $300,000.00          164      44,581,159.91        7.91     7.121       655     271,836.34     82.49     23.25
$300,000.01 to $350,000.00          170      54,608,081.41        9.69     6.935       663     321,224.01     82.41     22.97
$350,000.01 to $400,000.00          205      76,971,276.10       13.67     6.932       653     375,469.64     81.91     28.86
$400,000.01 to $450,000.00          130      55,350,015.65        9.83     7.039       661     425,769.35     83.09     22.87
$450,000.01 to $500,000.00          105      50,150,099.15        8.90     6.883       665     477,619.99     82.62     14.44
$500,000.01 to $550,000.00           54      28,215,391.57        5.01     6.825       670     522,507.25     82.90      7.42
$550,000.01 to $600,000.00           41      23,472,069.07        4.17     6.878       671     572,489.49     83.73     12.15
$600,000.01 to $650,000.00           30      18,871,372.33        3.35     6.801       675     629,045.74     84.83     23.04
$650,000.01 to $700,000.00           11       7,455,123.26        1.32     6.836       664     677,738.48     81.92      0.00
$700,000.01 to $750,000.00           13       9,427,971.31        1.67     6.975       720     725,228.56     84.41     15.79
$750,000.01 to $800,000.00            3       2,383,400.00        0.42     6.846       682     794,466.67     87.67      0.00
$800,000.01 to $850,000.00            4       3,325,000.00        0.59     6.762       675     831,250.00     84.86     50.38
$850,000.01 to $900,000.00            2       1,746,200.00        0.31     6.872       656     873,100.00     82.48    100.00
$950,000.01 to $1,000,000.00          1       1,000,000.00        0.18     6.850       669   1,000,000.00     80.00    100.00
Greater than or equal to
$1,000,000.01                         1       1,196,729.87        0.21     6.500       648   1,196,729.87     62.34    100.00
------------------------------------------------------------------------------------------------------------------------------
Total:                            2,438    $563,268,715.32      100.00%    7.228%      654  $  231,037.21     82.97%    31.88%

As of the Cut-off Date, the outstanding principal balances of the Group 2 Mortgage Loans ranged from approximately $19,978.07 to approximately $1,196,729.87 and the average outstanding principal balance of the Group 2 Mortgage Loans was approximately $231,037.21.


CREDIT | FIRST                                                                36
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Product Types for the Group 2 Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Product Types          Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM             822    $140,648,850.48       24.97%    7.512%      614  $171,105.66         81.97%    53.60%
2/28 LIBOR IO ARM          845     301,453,657.59       53.52     6.880       672   356,749.89         82.64     17.83
30/15 BALLOON              346      24,745,130.90        4.39     9.990       713    71,517.72         99.68      3.85
3/27 LIBOR ARM             124      21,288,636.97        3.78     7.528       614   171,682.56         83.22     60.44
3/27 LIBOR IO ARM           91      33,802,914.86        6.00     6.923       668   371,460.60         81.56     32.21
5/1 TREASURY ARM             3       1,486,609.43        0.26     6.512       646   495,536.48         65.78    100.00
5/1 TREASURY IO ARM         12       5,521,620.00        0.98     7.034       657   460,135.00         84.45     51.25
Fixed                      184      30,450,874.77        5.41     7.358       632   165,493.88         79.38     64.92
Fixed IO                    11       3,870,420.30        0.69     6.840       642   351,856.39         80.92     41.51
-----------------------------------------------------------------------------------------------------------------------
Total:                   2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

                Amortization Types for the Group 2 Mortgage Loans

                                                                       Weighted    Average
                   Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                    Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Amortization Type    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------
30/15 Balloon            346    $ 24,745,130.90        4.39%    9.990%      713  $ 71,517.72         99.68%     3.85%
5 Year IO                959     344,648,612.75       61.19     6.886       671   359,383.33         82.54     20.04
Fully Amortizing       1,133     193,874,971.67       34.42     7.482       617   171,116.48         81.58     56.49
---------------------------------------------------------------------------------------------------------------------
Total:                 2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

                  Loan Programs for the Group 2 Mortgage Loans

                                                                   Weighted    Average
               Number of       Aggregate     Percent of  Weighted   Average   Principal     Weighted
                Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Loan Programs    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------
High Street          616    $115,926,875.75       20.58%    7.225%      613  $188,192.98         82.57%    63.64%
Main Street          205      40,809,723.30        7.25     8.003       575   199,071.82         80.60     55.62
Wall Street        1,617     406,532,116.27       72.17     7.151       674   251,411.33         83.32     20.43
-----------------------------------------------------------------------------------------------------------------
Total:             2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%


CREDIT | FIRST                                                                37
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   State Distributions of Mortgaged Properties for the Group 2 Mortgage Loans

                                                                            Weighted    Average
                        Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
State Distributions of   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Mortgaged Properties      Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------------
Arizona                       146    $ 32,567,487.13        5.78%    7.240%      639  $223,064.98         81.98%    52.22%
Arkansas                        7         803,629.16        0.14     8.154       616   114,804.17         82.77     52.27
California                    873     280,284,591.57       49.76     6.974       675   321,059.10         83.40     15.51
Colorado                       45       8,194,684.13        1.45     7.140       630   182,104.09         80.92     59.47
Connecticut                     3         579,257.84        0.10     7.401       623   193,085.95         85.84     21.11
Delaware                        5         825,252.97        0.15     7.941       570   165,050.59         86.49     83.84
Florida                       224      45,422,254.97        8.06     7.409       640   202,777.92         82.43     31.30
Georgia                        58       8,499,679.69        1.51     7.267       630   146,546.20         83.20     50.07
Idaho                          19       2,810,523.51        0.50     7.212       610   147,922.29         81.22     54.76
Illinois                      176      36,456,502.73        6.47     7.737       652   207,139.22         83.17     38.24
Indiana                        16       1,472,275.02        0.26     8.374       617    92,017.19         81.39     79.02
Iowa                           46       4,395,002.87        0.78     8.384       616    95,543.54         85.75     80.06
Kansas                         48       5,288,340.23        0.94     7.873       621   110,173.75         83.32     77.47
Kentucky                        8         732,460.73        0.13     7.933       604    91,557.59         82.44     84.36
Louisiana                       2         108,871.00        0.02     7.445       588    54,435.50         70.84    100.00
Maine                           6       1,060,508.14        0.19     7.847       614   176,751.36         79.33     52.75
Maryland                       34      10,532,979.78        1.87     7.409       640   309,793.52         83.48     42.64
Massachusetts                  44      12,767,176.28        2.27     7.598       626   290,163.10         81.92     24.98
Michigan                       30       4,702,271.92        0.83     7.769       623   156,742.40         84.07     52.45
Minnesota                      18       3,469,322.41        0.62     7.036       650   192,740.13         82.87     60.23
Mississippi                     2         287,182.73        0.05     7.481       614   143,591.37         88.21    100.00
Missouri                       78      10,142,118.73        1.80     7.930       614   130,027.16         83.77     56.88
Nebraska                        8         779,159.87        0.14     7.728       598    97,394.98         78.17     78.31
Nevada                         26       5,221,285.64        0.93     7.194       620   200,818.68         82.31     77.48
New Hampshire                   9       2,235,590.74        0.40     7.440       608   248,398.97         82.67     28.30
New Jersey                     15       3,884,242.78        0.69     7.971       621   258,949.52         84.47     30.20
New Mexico                      7       1,578,408.49        0.28     7.479       608   225,486.93         83.02    100.00
North Carolina                  5         575,321.94        0.10     7.335       619   115,064.39         79.90     63.27
North Dakota                    1          66,462.91        0.01     8.900       614    66,462.91         95.00    100.00
Ohio                            1          87,900.45        0.02     8.850       555    87,900.45         80.00    100.00
Oklahoma                       12       1,580,487.73        0.28     7.578       605   131,707.31         80.09     83.11
Oregon                         30       5,685,230.95        1.01     6.915       622   189,507.70         81.45     58.79
Pennsylvania                   16       2,564,464.45        0.46     7.466       625   160,279.03         82.25     52.99
Rhode Island                    9       1,319,470.89        0.23     7.254       683   146,607.88         84.03     26.05
South Carolina                  6         864,497.14        0.15     7.164       619   144,082.86         80.41     50.67
Tennessee                      22       2,523,574.05        0.45     8.003       610   114,707.91         86.38     64.52
Texas                         195      23,033,732.96        4.09     7.393       632   118,121.71         80.40     66.79
Utah                           16       2,623,744.66        0.47     7.694       642   163,984.04         86.42     48.93
Washington                    121      24,744,313.40        4.39     7.306       634   204,498.46         81.94     45.87
Virginia                       44      11,614,240.36        2.06     7.468       653   263,960.01         84.02     41.03
West Virginia                   1         201,861.69        0.04     7.900       626   201,861.69         83.47    100.00
Wisconsin                       5         605,976.71        0.11     7.807       586   121,195.34         86.73    100.00
Wyoming                         1          76,373.97        0.01     6.990       641    76,373.97         79.27    100.00
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

No more than approximately 0.82% of the Group 2 Mortgage Loans will be secured by mortgaged properties located in any one zip code.


CREDIT | FIRST                                                                38
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

          Original Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                             Weighted    Average
                         Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Original Loan-   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
to-Value Ratios            Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------------
50.00% or less                  21    $  2,688,685.93        0.48%    7.484%      594  $128,032.66         41.00%    77.71%
50.01% to 55.00%                 8       1,007,926.18        0.18     7.097       580   125,990.77         52.94     64.33
55.01% to 60.00%                16       2,760,307.13        0.49     7.138       588   172,519.20         58.53     86.64
60.01% to 65.00%                19       4,966,410.71        0.88     7.304       597   261,390.04         62.95     53.63
65.01% to 70.00%                52      11,915,454.90        2.12     7.379       607   229,143.36         68.86     38.27
70.01% to 75.00%                93      16,107,374.37        2.86     7.623       604   173,197.57         73.80     43.42
75.01% to 80.00%             1,117     270,813,870.27       48.08     6.934       659   242,447.51         79.89     31.05
80.01% to 85.00%               357     120,930,707.84       21.47     6.989       665   338,741.48         84.83     21.49
85.01% to 90.00%               330      89,006,706.58       15.80     7.438       639   269,717.29         89.71     43.18
90.01% to 95.00%               101      19,425,471.02        3.45     8.024       635   192,331.40         94.86     55.62
95.01% to 100.00%              324      23,645,800.39        4.20     9.992       714    72,980.87         99.99      3.75
---------------------------------------------------------------------------------------------------------------------------
Total:                       2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group 2 Mortgage Loans ranged from 14.41% to 100.00% and the weighted average Original Loan-to-Value of the Group 2 Mortgage Loans was approximately 82.97%.

          Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                             Weighted    Average
                         Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Combined Loan-   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
to-Value Ratios            Loans       Outstanding        Pool      Coupon    Score    Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------------
50.00% or less                  21    $  2,688,685.93        0.48%    7.484%      594  $128,032.66         41.00%    77.71%
50.01% - 55.00%                  8       1,007,926.18        0.18     7.097       580   125,990.77         52.94     64.33
55.01% - 60.00%                 14       2,587,294.45        0.46     7.085       586   184,806.75         58.48     89.73
60.01% - 65.00%                 18       3,769,680.85        0.67     7.559       581   209,426.71         63.14     38.90
65.01% - 70.00%                 50      12,945,468.70        2.30     7.302       610   258,909.37         68.26     43.18
70.01% - 75.00%                 59      13,577,995.31        2.41     7.668       595   230,135.51         73.72     40.01
75.01% - 80.00%                158      42,337,284.86        7.52     7.329       616   267,957.50         79.56     39.23
80.01% - 85.00%                111      29,486,405.72        5.23     7.429       611   265,643.29         84.57     53.21
85.01% - 90.00%                279      75,022,157.42       13.32     7.477       631   268,896.62         88.80     44.87
90.01% - 95.00%                160      38,084,184.72        6.76     7.557       652   238,026.15         88.62     39.76
95.01% - 100.00%             1,560     341,761,631.18       60.67     7.082       675   219,077.97         83.09     23.67
---------------------------------------------------------------------------------------------------------------------------
Total:                       2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Group 2 Mortgage Loans ranged from 14.41% to 100.00% and the weighted average Combined Loan-to-Value of the Group 2 Mortgage Loans was approximately 93.76%.

                   Loan Purpose for the Group 2 Mortgage Loans

                                                                           Weighted    Average
                       Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                        Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Loan Purpose             Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------
Purchase                   1,797    $395,238,177.19       70.17%    7.186%      668  $219,943.34         83.49%    24.99%
Refinance - Cashout          157      43,651,336.82        7.75     7.345       619   278,033.99         82.11     44.42
Refinance - Rate/Term        484     124,379,201.31       22.08     7.318       624   256,981.82         81.58     49.35
-------------------------------------------------------------------------------------------------------------------------
Total:                     2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%


CREDIT | FIRST                                                                39
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Property Type for the Group 2 Mortgage Loans

                                                                              Weighted    Average
                          Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                           Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Property Type               Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
Single Family Detached        1,686    $384,611,689.03       68.28%    7.226%      654  $228,120.81         83.04%    31.18%
Planned Unit Development        427     100,468,353.59       17.84     7.236       645   235,288.88         82.55     41.34
Condominium                     177      37,081,452.20        6.58     7.178       665   209,499.73         83.34     27.48
Two-to-Four Family              121      36,657,524.30        6.51     7.255       681   302,954.75         83.22     16.81
Single Family Attached           18       2,798,776.89        0.50     7.486       648   155,487.61         80.10     31.37
Townhouse                         8       1,245,919.31        0.22     7.455       607   155,739.91         86.27     67.96
Manufactured Home                 1         405,000.00        0.07     6.675       637   405,000.00         69.83      0.00
----------------------------------------------------------------------------------------------------------------------------
Total:                        2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

                  Documentation for the Group 2 Mortgage Loans

                                                                                 Weighted    Average
                             Number of       Aggregate     Percent of  Weighted   Average   Principal     Weighted
                              Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Documentation                  Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------------
Stated Income Wage Earner          817    $200,433,668.59       35.58%    7.265%      687  $245,328.85         83.73%     0.00%
Full Documentation                 982     179,544,419.88       31.88     7.235       611   182,835.46         82.10    100.00
Stated Income Self-Employed        453     129,450,510.59       22.98     7.188       676   285,762.72         83.09      0.00
12 Month Bank Statements           130      36,746,048.84        6.52     7.157       623   282,661.91         82.70      0.00
24 Month Bank Statements            42      13,672,235.15        2.43     7.139       617   325,529.41         83.32      0.00
Limited Documentation               14       3,421,832.29        0.61     7.256       653   244,416.59         80.35      0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                           2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

                    Occupancy for the Group 2 Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Occupancy              Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------
Investment Property         29    $  6,408,653.13        1.14%    7.362%      658  $220,988.04         76.90%    30.73%
Primary Home             2,409     556,860,062.19       98.86     7.226       654   231,158.18         83.04     31.89
-----------------------------------------------------------------------------------------------------------------------
Total:                   2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


CREDIT | FIRST                                                                40
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

            Mortgage Loan Age Summary for the Group 2 Mortgage Loans

                                                                   Weighted    Average
               Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Mortgage Loan   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Age Summary      Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------
0                    130    $ 28,118,941.00        4.99%    7.331%      668  $216,299.55         83.22%    24.92%
1                  1,089     254,580,606.12       45.20     7.227       658   233,774.66         83.02     30.97
2                    886     193,915,971.48       34.43     7.296       650   218,866.78         82.82     33.62
3                    323      84,056,640.68       14.92     7.055       652   260,237.28         83.16     33.09
4                      9       2,535,730.66        0.45     6.677       648   281,747.85         78.76     24.04
5                      1          60,825.39        0.01     8.850       553    60,825.39         72.62    100.00
-----------------------------------------------------------------------------------------------------------------
Total:             2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

As of the Cut-off Date, the weighted average age of the Group 2 Mortgage Loans was approximately 2 months.

         Original Prepayment Penalty Term for the Group 2 Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Original Prepayment   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Penalty Term           Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------
6 Months                    45    $  5,094,143.26        0.90%    7.782%      618  $113,203.18         82.68%     79.85%
12 Months                   47      14,473,122.22        2.57     7.525       672   307,938.77         82.99      26.95
24 Months                1,636     400,645,874.15       71.13     7.095       659   244,893.57         83.16      26.99
36 Months                  257      58,380,403.99       10.36     7.093       640   227,161.11         80.63      53.34
None                       453      84,675,171.71       15.03     7.864       643   186,920.91         83.65      38.13
------------------------------------------------------------------------------------------------------------------------
Total:                   2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%     31.88%

The weighted average prepayment penalty term at origination with respect to the Group 2 Mortgage Loans having prepayment penalties is approximately 25 months.

                  Credit Scores for the Group 2 Mortgage Loans

                                                                            Weighted    Average
                        Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                         Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Credit Scores    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------------
501 to 525                     24    $  4,392,697.29        0.78%    8.692%      519  $183,029.05         74.27%    76.57%
526 to 550                     89      14,911,886.45        2.65     8.228       540   167,549.29         79.23     74.74
551 to 575                    182      33,284,301.04        5.91     7.968       563   182,880.77         82.70     70.41
576 to 600                    287      52,813,957.85        9.38     7.291       589   184,020.76         80.88     73.18
601 to 625                    303      69,213,776.11       12.29     7.173       613   228,428.30         82.23     59.62
626 to 650                    307      75,268,658.21       13.36     7.064       639   245,174.78         82.32     40.11
651 to 675                    339     104,007,655.44       18.47     6.954       665   306,807.24         82.39     17.80
676 to 700                    425      95,937,693.61       17.03     7.216       687   225,735.75         84.27      6.60
701 to 725                    251      56,954,142.49       10.11     7.182       712   226,908.93         85.26      4.81
726 to 750                    135      32,723,233.10        5.81     7.159       737   242,394.32         85.23      6.48
751 to 775                     67      16,938,123.07        3.01     7.348       761   252,807.81         84.68      7.93
776 to 800                     25       5,342,998.75        0.95     7.197       786   213,719.95         84.61      6.20
801 to 825                      4       1,479,591.90        0.26     6.735       805   369,897.98         85.39      7.48
--------------------------------------------------------------------------------------------------------------------------
Total:                      2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

The Credit Scores of the Group 2 Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 815 and the weighted average Credit Score of the Group 2 Mortgage Loans that were scored as of the Cut-off Date was approximately 654.


CREDIT | FIRST                                                                41
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                   Credit Grade for the Group 2 Mortgage Loans

                                                                  Weighted    Average
              Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
               Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Credit Grade    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------
A                 2,294    $533,885,809.53       94.78%    7.183%      658  $232,731.39         83.28%    30.32%
A-                   60      15,564,802.99        2.76     7.771       589   259,413.38         81.11     53.43
B                    54       9,260,206.84        1.64     8.066       575   171,485.31         74.84     61.57
C                    21       3,272,402.69        0.58     8.611       580   155,828.70         69.60     72.88
D                     9       1,285,493.27        0.23     9.655       556   142,832.59         68.49    100.00
----------------------------------------------------------------------------------------------------------------
Total:            2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%

             Margins for the Group 2 Adjustable-Rate Mortgage Loans

                                                                      Weighted    Average
                  Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Margins    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%          1    $    118,709.15        0.02%    7.350%      672  $118,709.15         88.66%   100.00%
3.001% to 3.500%          1         231,026.69        0.05     7.450       707   231,026.69         80.00      0.00
3.501% to 4.000%         55       9,947,493.37        1.97     7.389       651   180,863.52         80.58     43.65
4.001% to 4.500%          4         646,383.82        0.13     6.979       661   161,595.95         82.78     41.85
4.501% to 5.000%          2         869,029.40        0.17     6.570       678   434,514.70         85.55      0.00
5.001% to 5.500%        508     143,375,417.01       28.44     7.044       635   282,235.07         82.66     47.17
5.501% to 6.000%        975     286,258,649.81       56.77     7.006       664   293,598.62         82.36     20.29
6.001% to 6.500%        351      62,755,580.09       12.45     7.516       642   178,790.83         82.05     42.67
--------------------------------------------------------------------------------------------------------------------
Total:                1,897    $504,202,289.34      100.00%    7.087%      653  $265,789.29         82.38%    31.18%

As of the Cut-off Date, the Gross Margins for the Group 2 Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 6.250% per annum and the weighted average Gross Margin of the Group 2 Adjustable Rate Mortgage Loans was approximately 5.715% per annum.

      Maximum Mortgage Rates for the Group 2 Adjustable-Rate Mortgage Loans

                                                                        Weighted    Average
                    Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Maximum     Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Mortgage Rates        Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%        348    $118,368,078.58       23.48%    6.387%      676  $340,138.16         81.19%    30.07%
12.501% to 13.000%        615     184,516,345.06       36.60     6.807       664   300,026.58         81.69     26.36
13.001% to 13.500%        362      92,668,847.63       18.38     7.299       654   255,991.29         83.23     30.25
13.501% to 14.000%        295      66,592,819.99       13.21     7.766       625   225,738.37         83.74     33.15
14.001% to 14.500%         99      19,509,577.23        3.87     8.311       590   197,066.44         85.38     47.45
14.501% to 15.000%         90      13,188,914.92        2.62     8.779       589   146,543.50         86.51     60.22
15.001% to 15.500%         47       5,198,303.37        1.03     9.310       561   110,602.20         83.68     64.48
15.501% to 16.000%         26       2,869,740.04        0.57     9.792       554   110,374.62         79.12     59.54
16.001% to 16.500%         12       1,059,324.57        0.21    10.353       548    88,277.05         73.24     35.61
16.501% to 17.000%          3         230,337.96        0.05    10.550       503    76,779.32         71.43    100.00
----------------------------------------------------------------------------------------------------------------------
Total:                  1,897    $504,202,289.34      100.00%    7.087%      653  $265,789.29         82.38%    31.18%

As of the Cut-off Date, the Maximum Mortgage Rates for the Group 2 Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 16.550% per annum and the weighted average Maximum Mortgage Rate of the Group 2 Adjustable Rate Mortgage Loans was approximately 13.087% per annum.


CREDIT | FIRST                                                                42
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

    Next Rate Adjustment Date for the Group 2 Adjustable-Rate Mortgage Loans

                                                                     Weighted    Average
                 Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Next Rate         Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Adjustment Date    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------
July 2007                3    $  1,058,008.71        0.21%    6.371%      647  $352,669.57         81.57%     0.00%
August 2007            187      58,217,235.88       11.55     6.902       653   311,322.12         83.56     29.96
September 2007         597     145,280,157.82       28.81     7.167       649   243,350.35         82.29     29.15
October 2007           787     213,444,356.66       42.33     7.073       656   271,212.65         82.21     29.86
November 2007           93      24,102,749.00        4.78     7.101       664   259,169.34         82.46     23.35
June 2008                1          60,825.39        0.01     8.850       553    60,825.39         72.62    100.00
July 2008                3         953,800.00        0.19     6.588       647   317,933.33         80.00     25.79
August 2008             71      17,800,440.29        3.53     6.967       643   250,710.43         80.96     37.67
September 2008          94      24,705,462.66        4.90     7.319       645   262,824.07         82.89     48.27
October 2008            46      11,571,023.49        2.29     7.143       658   251,543.99         82.86     41.64
August 2010              2       1,564,229.87        0.31     6.700       632   782,114.93         65.31    100.00
September 2010           4         878,199.57        0.17     6.603       657   219,549.89         80.00     33.01
October 2010             8       4,128,200.00        0.82     7.143       659   516,025.00         86.39     49.04
November 2010            1         437,600.00        0.09     6.300       689   437,600.00         80.00    100.00
-------------------------------------------------------------------------------------------------------------------
Total:               1,897    $504,202,289.34      100.00%    7.087%      653  $265,789.29         82.38%    31.18%

                    Lien Type for the Group 2 Mortgage Loans

                                                               Weighted    Average
           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
            Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Lien Type    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------
1              2,091    $538,511,732.02       95.60%    7.100%      652  $257,537.89         82.19%    33.18%
2                347      24,756,983.30        4.40     9.998       714    71,345.77         99.75      3.58
-------------------------------------------------------------------------------------------------------------
Total:         2,438    $563,268,715.32      100.00%    7.228%      654  $231,037.21         82.97%    31.88%


CREDIT | FIRST                                                                43
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Hypothetical Available Funds Rate Table

Class A and Class M Notes

                Aggregate Available     Aggregate Available
Payment Date   Funds Rate (%) (1)(2)   Funds Rate (%) (1)(3)
------------------------------------------------------------
December-05             4.544                   4.544
January-06              6.432                  12.250
February-06             6.457                  12.250
March-06                6.916                  12.250
April-06                6.469                  12.250
May-06                  6.615                  12.250
June-06                 6.453                  12.250
July-06                 6.589                  12.250
August-06               6.449                  12.250
September-06            6.462                  12.250
October-06              6.599                  12.250
November-06             6.458                  12.250
December-06             6.615                  12.250
January-07              6.487                  12.250
February-07             6.486                  12.250
March-07                6.947                  12.250
April-07                6.484                  12.250
May-07                  6.636                  12.250
June-07                 6.481                  12.250
July-07                 6.687                  12.250
August-07               6.549                  12.250
September-07            6.565                  12.250
October-07              7.832                  10.894
November-07             8.118                  10.776
December-07             8.367                  11.189
January-08              8.690                  11.716
February-08             8.688                  11.853
March-08                9.261                  11.777
April-08                8.765                  11.644
May-08                  9.058                  12.210
June-08                 8.820                  10.284
July-08                 9.140                  10.817
August-08               8.855                  10.537
September-08            8.902                  10.615
October-08              9.348                  11.485
November-08             9.058                  11.378
December-08             9.354                  11.750
January-09              9.047                  11.605
February-09             9.067                  10.518
March-09               10.046                  11.658
April-09                9.080                  10.909
May-09                  9.384                  11.458
June-09                 9.083                  11.084
July-09                 9.391                  11.664
August-09               9.090                  11.283
September-09            9.091                  11.293
October-09              9.396                  11.722
November-09             9.095                  11.340
December-09             9.400                  11.714
January-10              9.099                  11.357
February-10             9.102                  11.354
March-10               10.080                  12.250

(1)  Available Funds Rate means for any Payment Date and for any Class of Notes,
     (a) the amount of all interest received in respect of the Mortgage Loans with respect to the related Due Period plus any net swap payments received by the trust for that Payment Date, less expenses of the trust (including the servicing fee, master servicing fee, owner trustee fee and securities administrator fee) and less any net swap payments to the swap counterparty for such Payment Date divided by (b) the product of (i) the aggregate Note principal balance as of the first day of the related Accrual Period multiplied by (ii) (A) the actual number of days in the related Accrual Period (or, in the case of the Class M10, Class M11, Class M12 and Class M13 Notes, 30) divided by (B) 360. Subject to the Fixed Rate Cap of 12.25%.

(2) Assumes no losses, 20% cleanup call, 100% of the prepayment assumption on the mortgage loans, and 1 month LIBOR and 6 month LIBOR remain constant at 4.051% and 4.376%, respectively.

(3) Assumes no losses, 20% cleanup call, 100% of the prepayment assumption on the mortgage loans, and 1 month LIBOR and 6 month LIBOR remain constant at 4.051% and 4.376%, respectively, for the first Payment Date and all increase to 20.00% after the first Payment Date.


CREDIT | FIRST                                                                44
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Bond Sensitivity Tables (to 20% Call)

Class 1-A
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              19.76       2.47      1.89       1.27       1.02
   MDR (yr)              12.75       2.27      1.77       1.22       0.99
   Prin Window (mos)    1 - 334     1 - 67    1 - 52     1 - 27     1 - 23
---------------------------------------------------------------------------
Class 2-A1
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              14.32       1.17      1.00       0.73       0.59
   MDR (yr)              10.43       1.13      0.97       0.72       0.58
   Prin Window (mos)    1 - 250     1 - 24    1 - 21     1 - 15     1 - 12
---------------------------------------------------------------------------
Class 2-A2
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              25.06       3.67      2.67       1.75       1.41
   MDR (yr)              15.11       3.34      2.49       1.67       1.35
   Prin Window (mos)   250 - 334   24 - 67   21 - 52    15 - 26    12 - 22
---------------------------------------------------------------------------
Class 2-A3
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              27.84       5.59      4.34       2.22       1.84
   MDR (yr)              15.86       4.92      3.92       2.10       1.75
   Prin Window (mos)   334 - 334   67 - 67   52 - 52     26 - 27    22 - 22
---------------------------------------------------------------------------
Class M1
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.53       4.65      4.32       2.56       1.96
   MDR (yr)              15.30       4.15      3.89       2.40       1.86
   Prin Window (mos)   279 - 334   41 - 67   50 - 52    27 - 31    23 - 25
---------------------------------------------------------------------------

Class M2
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.53       4.61      4.13       2.59       2.09
   MDR (yr)              15.25       4.11      3.73       2.42       1.98
   Prin Window (mos)   279 - 334   40 - 67   46 - 52     31 - 31    25 - 25
---------------------------------------------------------------------------
Class M3
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.53       4.60      3.99       2.59       2.09
   MDR (yr)              15.22       4.10      3.62       2.42       1.98
   Prin Window (mos)   279 - 334   39 - 67   44 - 52     31 - 31    25 - 25
---------------------------------------------------------------------------
Class M4
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.53       4.58      3.92       2.59       2.09
   MDR (yr)              15.03       4.07      3.55       2.42       1.97
   Prin Window (mos)   279 - 334   39 - 67   42 - 52     31 - 31    25 - 25
---------------------------------------------------------------------------
Class M5
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.53       4.58      3.88       2.59       2.09
   MDR (yr)              14.95       4.07      3.51       2.42       1.97
   Prin Window (mos)   279 - 334   38 - 67   41 - 52     31 - 31    25 - 25
---------------------------------------------------------------------------
Class M6
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.53       4.57      3.85       2.59       2.09
   MDR (yr)              14.86       4.05      3.48       2.42       1.97
   Prin Window (mos)   279 - 334   38 - 67   40 - 52     31 - 31    25 - 25
---------------------------------------------------------------------------


CREDIT | FIRST                                                                45
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Class M7
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.53       4.57      3.82       2.59       2.09
   MDR (yr)              14.07       3.99      3.41       2.39       1.96
   Prin Window (mos)   279 - 334   38 - 67    39 - 52    31 - 31    25 - 25
---------------------------------------------------------------------------
Class M8
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.53       4.57      3.78       2.58       2.09
   MDR (yr)              13.77       3.97      3.37       2.38       1.95
   Prin Window (mos)   279 - 334   37 - 67    39 - 52    30 - 31    25 - 25
---------------------------------------------------------------------------
Class M9
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.53       4.55      3.77       2.54       2.05
   MDR (yr)              13.13       3.91      3.33       2.32       1.91
   Prin Window (mos)   279 - 334   37 - 67    38 - 52    30 - 31    24 - 25
---------------------------------------------------------------------------


CREDIT | FIRST                                                                46
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Bond Sensitivity Tables (to 10% Call)

Class 1-A
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              19.88       2.70      2.07       1.27       1.02
   MDR (yr)              12.78       2.44      1.92       1.22       0.99
   Prin Window (mos)    1 - 348     1 - 94    1 - 74     1 - 27     1 - 23
---------------------------------------------------------------------------
Class 2-A1
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              14.32       1.17      1.00       0.73       0.59
   MDR (yr)              10.43       1.13      0.97       0.72       0.58
   Prin Window (mos)    1 - 250     1 - 24    1 - 21     1 - 15     1 - 12
---------------------------------------------------------------------------
Class 2-A2
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              25.23       4.01      2.93       1.75       1.41
   MDR (yr)              15.16       3.59      2.70       1.67       1.35
   Prin Window (mos)   250 - 348   24 - 94    21 - 74    15 - 26    12 - 22
---------------------------------------------------------------------------
Class 2-A3
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              29.01       7.84      6.17       2.22       1.84
   MDR (yr)              16.19       6.58      5.36       2.10       1.75
   Prin Window (mos)   348 - 348   94 - 94    74 - 74    26 - 27    22 - 22
---------------------------------------------------------------------------
Class M1
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.87       5.28      4.90       3.53       2.04
   MDR (yr)              15.39       4.62      4.35       3.24       1.93
   Prin Window (mos)   279 - 348   41 - 94    50 - 74    27 - 44    23 - 29
---------------------------------------------------------------------------

Class M2
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.87       5.25      4.64       3.66       2.42
   MDR (yr)              15.34       4.58      4.14       3.35       2.28
   Prin Window (mos)   279 - 348   40 - 94    46 - 74    42 - 44    29 - 29
---------------------------------------------------------------------------
Class M3
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.87       5.23      4.51       3.41       2.42
   MDR (yr)              15.31       4.56      4.03       3.14       2.28
   Prin Window (mos)   279 - 348   39 - 94    44 - 74    38 - 44    29 - 29
---------------------------------------------------------------------------
Class M4
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.87       5.22      4.44       3.21       2.35
   MDR (yr)              15.12       4.54      3.95       2.96       2.21
   Prin Window (mos)   279 - 348   39 - 94    42 - 74    36 - 44    27 - 29
---------------------------------------------------------------------------
Class M5
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.87       5.21      4.39       3.09       2.26
   MDR (yr)              15.03       4.53      3.91       2.85       2.13
   Prin Window (mos)   279 - 348   38 - 94    41 - 74    34 - 44    26 - 29
---------------------------------------------------------------------------
Class M6
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.87       5.20      4.36       3.01       2.22
   MDR (yr)              14.95       4.51      3.88       2.77       2.08
   Prin Window (mos)   279 - 348   38 - 94    40 - 74    32 - 44    25 - 29
---------------------------------------------------------------------------


CREDIT | FIRST                                                                47
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Class M7
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.87       5.20      4.33       2.92       2.17
   MDR (yr)              14.15       4.44      3.80       2.68       2.03
   Prin Window (mos)   279 - 348   38 - 94    39 - 74    31 - 44    25 - 29
---------------------------------------------------------------------------
Class M8
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.87       5.20      4.30       2.87       2.17
   MDR (yr)              13.84       4.41      3.76       2.62       2.02
   Prin Window (mos)   279 - 348   37 - 94    39 - 74    30 - 44    25 - 29
---------------------------------------------------------------------------
Class M9
   Prepay Speed          0% PPA    80% PPA   100% PPA   150% PPA   200% PPA
---------------------------------------------------------------------------
   WAL (yr)              26.87       5.19      4.29       2.83       2.13
   MDR (yr)              13.19       4.33      3.70       2.57       1.98
   Prin Window (mos)   279 - 348   37 - 94    38 - 74    30 - 44    24 - 29
---------------------------------------------------------------------------


CREDIT | FIRST                                                                48
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Bond Sensitivity Tables (to Maturity)

Class 1-A
   Prepay Speed          0% PPA     80% PPA     100% PPA   150% PPA   200% PPA
------------------------------------------------------------------------------
   WAL (yr)              19.92        2.93       2.26        1.27       1.02
   MDR (yr)              12.79        2.59       2.05        1.22       0.99
   Prin Window (mos)    1 - 359     1 - 208     1 - 176     1 - 27     1 - 23
------------------------------------------------------------------------------
Class 2-A1
   Prepay Speed          0% PPA     80% PPA     100% PPA   150% PPA   200% PPA
------------------------------------------------------------------------------
   WAL (yr)              14.32        1.17       1.00        0.73       0.59
   MDR (yr)              10.43        1.13       0.97        0.72       0.58
   Prin Window (mos)    1 - 250      1 - 24      1 - 21     1 - 15     1 - 12
------------------------------------------------------------------------------
Class 2-A2
   Prepay Speed          0% PPA     80% PPA     100% PPA   150% PPA   200% PPA
------------------------------------------------------------------------------
   WAL (yr)              25.25        4.12        3.01       1.75       1.41
   MDR (yr)              15.17        3.67        2.76       1.67       1.35
   Prin Window (mos)   250 - 354    24 - 131    21 - 102    15 - 26    12 - 22
------------------------------------------------------------------------------
Class 2-A3
   Prepay Speed          0% PPA     80% PPA     100% PPA   150% PPA   200% PPA
------------------------------------------------------------------------------
   WAL (yr)              29.72       13.36       10.64       2.22       1.84
   MDR (yr)              16.38        9.95        8.37       2.10       1.75
   Prin Window (mos)   354 - 359   131 - 200   102 - 168    26 - 27    22 - 22
------------------------------------------------------------------------------
Class M1
   Prepay Speed          0% PPA     80% PPA     100% PPA   150% PPA   200% PPA
------------------------------------------------------------------------------
   WAL (yr)              26.95        5.87       5.36        5.73       2.76
   MDR (yr)              15.42        4.99       4.67        4.96       2.53
   Prin Window (mos)   279 - 358    41 - 180    50 - 148   27 - 111    23 - 77
------------------------------------------------------------------------------

Class M2
   Prepay Speed          0% PPA     80% PPA     100% PPA   150% PPA   200% PPA
------------------------------------------------------------------------------
   WAL (yr)              26.95        5.83       5.09        4.19       3.53
   MDR (yr)              15.36        4.95       4.45        3.78       3.23
   Prin Window (mos)   279 - 358    40 - 178    46 - 142    42 - 88    34 - 60
------------------------------------------------------------------------------
Class M3
   Prepay Speed          0% PPA     80% PPA     100% PPA   150% PPA   200% PPA
------------------------------------------------------------------------------
   WAL (yr)              26.95        5.79        4.94       3.68       2.75
   MDR (yr)              15.33        4.92        4.33       3.35       2.56
   Prin Window (mos)   279 - 358    39 - 171   44 - 135     38 - 83    29 - 56
------------------------------------------------------------------------------
Class M4
   Prepay Speed          0% PPA     80% PPA     100% PPA   150% PPA   200% PPA
------------------------------------------------------------------------------
   WAL (yr)              26.95        5.76       4.86        3.47       2.53
   MDR (yr)              15.14        4.88       4.24        3.17       2.36
   Prin Window (mos)   279 - 357    39 - 164    42 - 129    36 - 79    27 - 53
------------------------------------------------------------------------------
Class M5
   Prepay Speed         0% PPA      80% PPA     100% PPA   150% PPA   200% PPA
------------------------------------------------------------------------------
   WAL (yr)              26.95        5.74        4.80       3.34       2.43
   MDR (yr)              15.05        4.86        4.19       3.05       2.27
   Prin Window (mos)   279 - 357    38 - 159    41 - 125    34 - 76    26 - 51
------------------------------------------------------------------------------
Class M6
   Prepay Speed         0% PPA      80% PPA     100% PPA   150% PPA   200% PPA
------------------------------------------------------------------------------
   WAL (yr)              26.95        5.70        4.74       3.24       2.37
   MDR (yr)              14.97        4.82        4.14       2.96       2.22
   Prin Window (mos)   279 - 357    38 - 153    40 - 120    32 - 73    25 - 49
------------------------------------------------------------------------------


CREDIT | FIRST                                                                49
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Class M7
   Prepay Speed          0% PPA     80% PPA   100% PPA   150% PPA   200% PPA
----------------------------------------------------------------------------
   WAL (yr)              26.95       5.66       4.68       3.14       2.31
   MDR (yr)              14.16       4.72       4.04       2.85       2.15
   Prin Window (mos)   279 - 356   38 - 146   39 - 114   31 - 69    25 - 46
----------------------------------------------------------------------------
Class M8
   Prepay Speed          0% PPA     80% PPA   100% PPA   150% PPA   200% PPA
----------------------------------------------------------------------------
   WAL (yr)              26.94       5.62       4.62       3.07       2.30
   MDR (yr)              13.86       4.66       3.97       2.78       2.13
   Prin Window (mos)   279 - 355   37 - 138   39 - 108   30 - 65    25 - 43
----------------------------------------------------------------------------
Class M9
   Prepay Speed          0% PPA     80% PPA    100% PPA   150% PPA   200% PPA
----------------------------------------------------------------------------
   WAL (yr)              26.93       5.55       4.56       3.00       2.24
   MDR (yr)              13.21       4.55       3.88       2.70       2.07
   Prin Window (mos)   279 - 354   37 - 130   38 - 101   30 - 61    24 - 40
----------------------------------------------------------------------------


CREDIT | FIRST                                                                50
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Breakeven CDR Table

The table below displays the Constant Default Rate ("CDR"), and the related cumulative collateral loss percentage, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12 month lag from default to loss, (4) triggers fail (i.e., no stepdown) and (5) 100% principal and interest advanced:

------------------------------------------------------------------
                            STATIC LIBOR(1)       FORWARD LIBOR
------------------------------------------------------------------
          RATING (M/S/F)  CDR BREAK  CUM LOSS  CDR BREAK  CUM LOSS
          --------------  ---------  --------  ---------  --------
Class M1   Aa1/AA+/AA+      34.93%    23.18%     34.03%     22.82%
Class M2   Aa2/AA+/AA       27.75%    20.12%     26.89%     19.71%
Class M3   Aa3/AA+/AA-      23.52%    18.03%     22.68%     17.59%
Class M4   A1/AA+/A+        20.77%    16.55%     19.95%     16.09%
Class M5   A2/AA/A          18.28%    15.10%     17.48%     14.62%
Class M6   A3/AA/A-         16.00%    13.69%     15.22%     13.18%
Class M7   Baa1/A+/BBB+     13.79%    12.21%     13.03%     11.68%
Class M8   Baa2/A+/BBB      12.10%    11.01%     11.36%     10.47%
Class M9   Baa3/A/BBB-      10.75%    10.01%     10.07%      9.49%
------------------------------------------------------------------

----------
(1) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 4.051% and 4.376%, respectively.


CREDIT | FIRST                                                                51
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Excess Spread

The table below displays excess spread in basis points. Calculations are run to 10% call at both static (1ML = 4.051%, 6ML = 4.376%) and fwd LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the Mortgage Loans based on the net mortgage rates in effect on the related due date (as well as any swap payments received from the swap counterparty) minus (b) the total interest due on the Notes, the Owner Trustee Fee and net swap payments owed to the swap counterparty, divided by (y) the aggregate principal balance of the Notes as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed of 100% PPC for the mortgage loans, (2) no defaults and no losses:

--------------------------------------------------------------------------
Period    Excess Spread (%) (Static LIBOR)   Excess Spread (%) (FWD LIBOR)
--------------------------------------------------------------------------
Avg yr1                 1.977                            1.806
Avg yr2                 2.354                            1.957
Avg yr3                 4.319                            3.984
Avg yr4                 4.658                            4.341
Avg yr5                 4.750                            4.409
--------------------------------------------------------------------------





--------------------------------------------------------------
          Excess Spread                6 Month   Excess Spread
               (%)         1 Month       Fwd          (%)
Period   (Static LIBOR)   Fwd LIBOR     LIBOR     (Fwd LIBOR)
--------------------------------------------------------------
1             0.224        4.051000   4.376000       0.224
2             2.051        4.186866   4.458283       2.004
3             2.074        4.336182   4.530843       1.952
4             2.508        4.407654   4.583801       2.358
5             2.081        4.449696   4.623884       1.899
6             2.218        4.588465   4.660339       1.976
7             2.059        4.535758   4.665910       1.869
8             2.184        4.614218   4.684693       1.970
9             2.047        4.648016   4.698951       1.830
10            2.055        4.643626   4.716205       1.819
11            2.179        4.664273   4.742604       1.944
12            2.041        4.621255   4.773285       1.832
13            2.182        4.646304   4.818188       1.943
14            2.057        4.698131   4.864593       1.772
15            2.049        4.749552   4.906517       1.754
16            2.474        4.798972   4.942326       2.170
17            2.033        4.844791   4.970388       1.724
18            2.168        4.885411   4.989068       1.832
19            2.016        4.919234   4.996733       1.710
20            2.205        4.944662   4.992233       1.757
21            2.069        4.960096   4.976509       1.565
22            2.073        4.963940   4.951408       1.553
23            3.318        4.954594   4.919244       2.689
24            3.606        4.930462   4.882792       3.014
25            3.828        4.892787   4.845290       3.280
26            4.151        4.852234   4.809951       3.670
27            4.137        4.812542   4.778370       3.694
28            4.668        4.774839   4.751693       4.232
29            4.193        4.740252   4.731067       3.867
30            4.460        4.709906   4.717641       4.192
31            4.230        4.684929   4.712561       3.909
32            4.522        4.666447   4.716589       4.266
33            4.245        4.655587   4.728853       3.993
34            4.281        4.653477   4.747865       4.034
35            4.697        4.661242   4.771884       4.482
36            4.415        4.680012   4.798919       4.194
37            4.678        4.708632   4.826725       4.447
38            4.397        4.738616   4.853194       4.147
39            4.428        4.767455   4.877599       4.085
40            5.394        4.794796   4.899579       5.067
41            4.490        4.820287   4.918776       4.170
42            4.787        4.843576   4.934829       4.483
43            4.506        4.864311   4.947377       4.167
44            4.807        4.882140   4.956207       4.493
45            4.522        4.896711   4.961713       4.178
46            4.526        4.907671   4.964498       4.173
47            4.821        4.914668   4.965239       4.492
48            4.536        4.917351   4.964684       4.193
49            4.832        4.916224   4.963652       4.503
50            4.547        4.914505   4.962889       4.204
51            4.552        4.913084   4.962602       4.208
52            5.493        4.912028   4.962862       5.197
53            4.563        4.911406   4.963737       4.217
54            4.860        4.911286   4.965298       4.527
55            4.575        4.911734   4.967612       4.225
56            4.874        4.912820   4.970724       4.537
57            4.589        4.914611   4.974570       4.233
58            4.595        4.917174   4.979053       4.235
59            4.899        4.920579   4.984062       4.557
60            4.619        4.924891   4.989480       4.259
61            4.918        4.930028   4.995178       4.566
62            4.635        4.935431   5.001042       4.267
63            4.640        4.940959   5.007056       4.265
64            5.595        4.946622   5.013228       5.261
65            4.652        4.952427   5.019566       4.274
66            4.954        4.958383   5.026079       4.590
67            4.665        4.964497   5.032775       4.277
68            4.969        4.970778   5.039644       4.596
69            4.679        4.977235   5.046609       4.282
70            4.688        4.983874   5.053567       4.282
71            4.998        4.990704   5.060411       4.613
72            4.712        4.997733   5.067029       4.308
73            5.021        5.004870   5.073303       4.624
74            4.734        5.011707   5.079125       4.318
--------------------------------------------------------------


CREDIT | FIRST                                                                52
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

CSFB Contacts

--------------------------------------------------------------------------
                            NAME                           PHONE EXTENSION
--------------------------------------------------------------------------
Asset Finance:              Brendan J. Keane                (212) 325-6459
                            Boris Grinberg                  (212) 325-4375
                            Kenny Rosenberg                 (212) 325-3587
                            Stephen Marchi                  (212) 325-0785
                            Carrina Chan - Structuring      (212) 325-2384
                            Pooja Pathak - Structuring      (212) 325-0616
                            David Steinberg - Collateral    (212) 325-2774
                            Faisal Kazmi - Collateral       (212) 325-0392

Asset Backed Syndication:   Tricia Hazelwood                (212) 325-8549
                            Jim Drvostep                    (212) 325-8549
                            Garrett Smith                   (212) 325-8549
                            Melissa Simmons                 (212) 325-8549

--------------------------------------------------------------------------

Rating Agency Contacts

--------------------------------------------------------------------------
                            NAME                           PHONE EXTENSION
--------------------------------------------------------------------------
Moody's:                    Shachar Gonen                   (212) 553-3711
                            Danise Chui                     (212) 553-1022

S&P:                        David Glehan                    (212) 438-7324
                            Sharif Mahdavian                (212) 438-2412
                            Jonathan Hierl                  (212) 438-2555
                            Rebecca Neary                   (212) 438-3026

Fitch:                      Tara Sweeney                    (212) 908-0347
                            Sarah Wanchock                  (212) 908-0723

--------------------------------------------------------------------------


CREDIT | FIRST                                                                53
SUISSE | BOSTON